Filed Pursuant to Rule 424(b)(3)

Registration No. 333-262728

PROSHARES TRUST II

ProShares Ultra Bloomberg Natural Gas (BOIL)

(the “Fund”)

Supplement dated May 10, 2024

to the Fund’s Prospectus dated March 29, 2024

This prospectus supplement (this “Supplement”) is part of and should be read in conjunction with the Fund’s prospectus, dated March 29, 2024 (the “Prospectus”). Unless otherwise defined herein, capitalized terms used in this Supplement shall have the same meanings as in the Prospectus.

The purpose of this Supplement is to include the ProShares Trust II (the “Trust”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Quarterly Report on Form 10-Q for the Quarter ended March 31, 2024

On May 9, 2024, the Trust filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Report”) with the Securities and Exchange Commission. The Report (without exhibits) is attached to this Supplement.

INVESTING IN THE FUND’S SHARES INVOLVES SIGNIFICANT RISKS. PLEASE REFER TO “RISK FACTORS” BEGINNING ON PAGE 13 OF THE PROSPECTUS.

NEITHER THE TRUST NOR THE FUND NOR ANY OTHER SERIES OF THE TRUST IS A MUTUAL FUND OR ANY OTHER TYPE OF INVESTMENT COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”), AND NONE ARE SUBJECT TO REGULATION THEREUNDER. SHAREHOLDERS DO NOT HAVE THE PROTECTIONS ASSOCIATED WITH OWNERSHIP OF SHARES IN AN INVESTMENT COMPANY REGISTERED UNDER THE 1940 ACT.

These securities have not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of the Prospectus or this Prospectus Supplement dated May 10, 2024. Any representation to the contrary is a criminal offense.

Please retain this Supplement for future reference.

PROSHARES TRUST II

ProShares Ultra Bloomberg Natural Gas (BOIL)

(the “Fund”)

CONTENTS OF PROSPECTUS

The Fund’s Prospectus consists of the following documents:

•	Prospectus dated March 29, 2024

•	Supplement dated May 10, 2024

•	ProShares Trust II’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended March 31, 2024.

or

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

for the transition period from       to      .

Commission file number: 001-34200

PROSHARES TRUST II

(Exact name of registrant as specified in its charter)

Delaware	87-6284802
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o ProShare Capital Management LLC

7272 Wisconsin Avenue, 21st Floor

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

(240) 497-6400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares Short VIX Short-Term Futures ETF	SVXY	Cboe BZX Exchange
ProShares Ultra Bloomberg Crude Oil	UCO	NYSE Arca
ProShares Ultra Bloomberg Natural Gas	BOIL	NYSE Arca
ProShares Ultra Euro	ULE	NYSE Arca
ProShares Ultra Gold	UGL	NYSE Arca
ProShares Ultra Silver	AGQ	NYSE Arca
ProShares Ultra VIX Short-Term Futures ETF	UVXY	Cboe BZX Exchange
ProShares Ultra Yen	YCL	NYSE Arca
ProShares UltraShort Bloomberg Crude Oil	SCO	NYSE Arca
ProShares UltraShort Bloomberg Natural Gas	KOLD	NYSE Arca
ProShares UltraShort Euro	EUO	NYSE Arca
ProShares UltraShort Gold	GLL	NYSE Arca
ProShares UltraShort Silver	ZSL	NYSE Arca
ProShares UltraShort Yen	YCS	NYSE Arca
ProShares VIX Mid-Term Futures ETF	VIXM	Cboe BZX Exchange
ProShares VIX Short-Term Futures ETF	VIXY	Cboe BZX Exchange

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes ☐ No

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). ☒ Yes ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer”, “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☒	Accelerated Filer	☐

Non-Accelerated Filer	☐	Smaller Reporting Company	☐

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.). ☐ Yes ☒ No

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. ☒ Yes ☐ No

As of May 2, 2024, the registrant had 126,184,561 shares of common stock, $0 par value per share, outstanding.

PROSHARES TRUST II

Part I. FINANCIAL INFORMATION

Item 1. Financial Statements.

PROSHARES SHORT VIX SHORT-TERM FUTURES ETF

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $148,766,040 and $109,391,681, respectively)	$148,757,467	$109,410,342
Cash	35,336,557	54,492,235
Segregated cash balances with brokers for futures contracts	92,929,810	88,647,616
Receivable on open futures contracts	38,527,249	30,330,665
Interest receivable	403,104	456,930

Total assets	315,954,187	283,337,788

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	—	15,522,316
Payable on open futures contracts	1,713,926	372,680
Brokerage commissions and futures account fees payable	7,440	9,571
Payable to Sponsor	254,022	248,862

Total liabilities	1,975,388	16,153,429

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	313,978,799	267,184,359

Total liabilities and shareholders’ equity	$315,954,187	$283,337,788

Shares outstanding (Note 8)	5,568,614	5,168,614

Net asset value per share (Note 8)	$56.38	$51.69

Market value per share (Note 8) (Note 2)	$56.37	$51.70

See accompanying notes to financial statements.

PROSHARES SHORT VIX SHORT-TERM FUTURES ETF

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(47% of shareholders’ equity)
U.S. Treasury Bills^^:
5.365% due 04/18/24	$50,000,000	$49,875,215
5.269% due 06/06/24	50,000,000	49,521,960
5.352% due 06/18/24	25,000,000	24,717,792
5.349% due 07/09/24	25,000,000	24,642,500

Total short-term U.S. government and agency obligations (cost $148,766,040)		$148,757,467

Futures Contracts Sold

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
VIX Futures - Cboe, expires April 2024	6,720	$96,557,664	$7,932,302
VIX Futures - Cboe, expires May 2024	3,920	60,440,520	80,735

			$8,013,037

^^	Rates shown represent discount rate at the time of purchase.

See accompanying notes to financial statements.

PROSHARES SHORT VIX SHORT-TERM FUTURES ETF

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$3,309,285	$2,109,122

Expenses
Management fee	740,396	565,777
Brokerage commissions	171,599	126,503

Total expenses	911,995	692,280

Net investment income (loss)	2,397,290	1,416,842

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	28,496,948	29,604,148
Short-term U.S. government and agency obligations	17,669	—

Net realized gain (loss)	28,514,617	29,604,148

Change in net unrealized appreciation (depreciation) on
Futures contracts	(4,627,587)	3,178,807
Short-term U.S. government and agency obligations	(27,234)	(23,630)

Change in net unrealized appreciation (depreciation)	(4,654,821)	3,155,177

Net realized and unrealized gain (loss)	23,859,796	32,759,325

Net income (loss)	$26,257,086	$34,176,167

See accompanying notes to financial statements.

PROSHARES SHORT VIX SHORT-TERM FUTURES ETF

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$267,184,359	$339,591,638

Addition of 2,400,000 and 4,900,000 shares, respectively (Note 8)	128,429,751	147,299,334
Redemption of 2,000,000 and 7,200,000 shares, respectively (Note 8)	(107,892,397)	(225,726,746)

Net addition (redemption) of 400,000 and (2,300,000) shares, respectively (Note 8)	20,537,354	(78,427,412)

Net investment income (loss)	2,397,290	1,416,842
Net realized gain (loss)	28,514,617	29,604,148
Change in net unrealized appreciation (depreciation)	(4,654,821)	3,155,177

Net income (loss)	26,257,086	34,176,167

Shareholders’ equity, end of period	$313,978,799	$295,340,393

See accompanying notes to financial statements.

PROSHARES SHORT VIX SHORT-TERM FUTURES ETF

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$26,257,086	$34,176,167
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(172,768,544)	(99,763,542)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	135,017,669	150,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	(1,605,815)	(813,036)
Net realized (gain) loss on investments	(17,669)	—
Change in unrealized (appreciation) depreciation on investments	27,234	23,630
Decrease (Increase) in receivable on open futures contracts	(8,196,584)	23,629,273
Decrease (Increase) in interest receivable	53,826	3,869
Increase (Decrease) in payable to Sponsor	5,160	(150,813)
Increase (Decrease) in brokerage commissions and futures account fees payable	(2,131)	(16,391)
Increase (Decrease) in payable on open futures contracts	1,341,246	—

Net cash provided by (used in) operating activities	(19,888,522)	107,089,157

Cash flow from financing activities
Proceeds from addition of shares	128,429,751	147,299,334
Payment on shares redeemed	(123,414,713)	(222,035,742)

Net cash provided by (used in) financing activities	5,015,038	(74,736,408)

Net increase (decrease) in cash	(14,873,484)	32,352,749
Cash, beginning of period	143,139,851	133,946,941

Cash, end of period	$128,266,367	$166,299,690

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG CRUDE OIL

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $301,987,549 and $233,435,026, respectively)	$301,974,899	$233,476,941
Cash	9,434,959	123,662,313
Segregated cash balances with brokers for futures contracts	33,977,462	70,781,753
Segregated cash balances with brokers for swap agreements	202,937,760	203,734,760
Unrealized appreciation on swap agreements	47,666,365	17,954,935
Receivable from capital shares sold	—	5,255,022
Receivable on open futures contracts	2,343,342	—
Interest receivable	217,730	568,017

Total assets	598,552,517	655,433,741

Liabilities and shareholders’ equity
Liabilities
Payable on open futures contracts	899,964	2,099,944
Brokerage commissions and futures account fees payable	3,652	5,682
Payable to Sponsor	472,006	534,678

Total liabilities	1,375,622	2,640,304

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	597,176,895	652,793,437

Total liabilities and shareholders’ equity	$598,552,517	$655,433,741

Shares outstanding	17,993,096	24,843,096

Net asset value per share	$33.19	$26.28

Market value per share (Note 2)	$33.00	$26.10

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG CRUDE OIL

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(51% of shareholders’ equity)
U.S. Treasury Bills^^:
5.365% due 04/18/24	$50,000,000	$49,875,215
5.273% due 05/14/24†	30,000,000	29,811,159
5.269% due 06/06/24†	75,000,000	74,282,940
5.352% due 06/18/24†	50,000,000	49,435,585
5.349% due 07/09/24	100,000,000	98,570,000

Total short-term U.S. government and agency obligations (cost $301,987,549)		$301,974,899

Futures Contracts Purchased
	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
WTI Crude Oil - NYMEX, expires June 2024	1,009	$83,161,780	$12,762,625
WTI Crude Oil - NYMEX, expires December 2024	1,066	82,977,440	5,557,088
WTI Crude Oil - NYMEX, expires June 2025	1,108	82,723,280	3,592,032

			$21,911,745

Total Return Swap Agreements^
	Rate Paid (Received)*	Termination Date	Notional Amount at Value**	Unrealized Appreciation (Depreciation)/Value
Swap agreement with Citibank, N.A. based on Bloomberg Commodity Balanced WTI Crude Oil Index	0.35%	04/08/24	$207,504,255	$10,459,881
Swap agreement with Goldman Sachs International based on Bloomberg Commodity Balanced WTI Crude Oil Index	0.35	04/08/24	257,994,386	13,004,988
Swap agreement with Morgan Stanley & Co. International PLC based on Bloomberg Commodity Balanced WTI Crude Oil Index	0.35	04/08/24	129,073,877	6,506,359
Swap agreement with Societe Generale based on Bloomberg Commodity Balanced WTI Crude Oil Index	0.25	04/08/24	195,835,168	9,882,872
Swap agreement with UBS AG based on Bloomberg Commodity Balanced WTI Crude Oil Index	0.30	04/08/24	154,892,648	7,812,265

			Total Unrealized Appreciation	$47,666,365

†	All or partial amount pledged as collateral for swap agreements.
^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

^^	Rates shown represent discount rate at the time of purchase.
*

Reflects the floating financing rate, as of March 31, 2024, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Total Return Swap Agreements payment is due at termination/maturity.

**	For swap agreements, a positive amount represents “long” exposure to the benchmark index. A negative amount represents “short” exposure to the benchmark index.

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG CRUDE OIL

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$5,010,450	$6,007,908

Expenses
Management fee	1,477,017	1,874,618
Brokerage commissions	61,804	94,344

Total expenses	1,538,821	1,968,962

Net investment income (loss)	3,471,629	4,038,946

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	16,466,837	10,834,024
Swap agreements	76,651,763	74,946,403
Short-term U.S. government and agency obligations	12,505	—

Net realized gain (loss)	93,131,105	85,780,427

Change in net unrealized appreciation (depreciation) on
Futures contracts	25,426,977	3,202,447
Swap agreements	29,711,430	(141,361,963)
Short-term U.S. government and agency obligations	(54,565)	(50,926)

Change in net unrealized appreciation (depreciation)	55,083,842	(138,210,442)

Net realized and unrealized gain (loss)	148,214,947	(52,430,015)

Net income (loss)	$151,686,576	$(48,391,069)

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG CRUDE OIL

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$652,793,437	$859,094,274

Addition of 4,050,000 and 19,100,000 shares, respectively	109,039,827	459,350,575
Redemption of 10,900,000 and 16,900,000 shares, respectively	(316,342,945)	(458,385,324)

Net addition (redemption) of (6,850,000) and 2,200,000 shares, respectively	(207,303,118)	965,251

Net investment income (loss)	3,471,629	4,038,946
Net realized gain (loss)	93,131,105	85,780,427
Change in net unrealized appreciation (depreciation)	55,083,842	(138,210,442)

Net income (loss)	151,686,576	(48,391,069)

Shareholders’ equity, end of period	$597,176,895	$811,668,456

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG CRUDE OIL

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$151,686,576	$(48,391,069)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(379,945,998)	(7,526,215,542)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	315,012,505	7,644,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	(3,606,525)	(4,072,062)
Net realized (gain) loss on investments	(12,505)	—
Change in unrealized (appreciation) depreciation on investments	(29,656,865)	141,412,889
Decrease (Increase) in receivable on open futures contracts	(2,343,342)	(5,775,330)
Decrease (Increase) in interest receivable	350,287	(188,100)
Increase (Decrease) in payable to Sponsor	(62,672)	(31,541)
Increase (Decrease) in brokerage commissions and futures account fees payable	(2,030)	(667)
Increase (Decrease) in payable on open futures contracts	(1,199,980)	—

Net cash provided by (used in) operating activities	50,219,451	200,738,578

Cash flow from financing activities
Proceeds from addition of shares	114,294,849	459,350,575
Payment on shares redeemed	(316,342,945)	(424,214,999)

Net cash provided by (used in) financing activities	(202,048,096)	35,135,576

Net increase (decrease) in cash	(151,828,645)	235,874,154
Cash, beginning of period	398,178,826	476,600,261

Cash, end of period	$246,350,181	$712,474,415

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG NATURAL GAS

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $– and $64,445,510, respectively)	$—	$64,459,117
Cash	241,325,015	326,252,692
Segregated cash balances with brokers for futures contracts	211,412,836	256,589,331
Receivable from capital shares sold	42,021,325	4,281,925
Receivable on open futures contracts	101,640,598	117,168,017
Interest receivable	762,494	1,925,643

Total assets	597,162,268	770,676,725

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	—	19,366,361
Payable on open futures contracts	15,959,212	20,739,542
Brokerage commissions and futures account fees payable	19,369	52,349
Payable to Sponsor	442,310	625,665

Total liabilities	16,420,891	40,783,917

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	580,741,377	729,892,808

Total liabilities and shareholders’ equity	$597,162,268	$770,676,725

Shares outstanding	44,218,544	25,568,544

Net asset value per share	$13.13	$28.55

Market value per share (Note 2)	$12.86	$28.44

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG NATURAL GAS

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Futures Contracts Purchased
	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
Natural Gas - NYMEX, expires May 2024	65,891	$1,161,658,330	$(92,772,278)

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG NATURAL GAS

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$6,452,140	$8,958,523

Expenses
Management fee	1,449,427	2,328,410
Brokerage commissions	703,092	952,779
Futures accounts fees	88,985	187,693

Total expenses	2,241,504	3,468,882

Net investment income (loss)	4,210,636	5,489,641

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(242,180,914)	(1,100,791,083)
Swap agreements	—	39,159,789
Short-term U.S. government and agency obligations	—	(3,570)

Net realized gain (loss)	(242,180,914)	(1,061,634,864)

Change in net unrealized appreciation (depreciation) on
Futures contracts	(136,379,348)	(13,901,318)
Swap agreements	—	(39,088,319)
Short-term U.S. government and agency obligations	(13,607)	(20,053)

Change in net unrealized appreciation (depreciation)	(136,392,955)	(53,009,690)

Net realized and unrealized gain (loss)	(378,573,869)	(1,114,644,554)

Net income (loss)	$(374,363,233)	$(1,109,154,913)

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG NATURAL GAS

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$729,892,808	$586,151,113

Addition of 40,100,000 and 18,972,500 shares, respectively (Note 1)	730,517,767	2,345,948,834
Redemption of 21,450,000 and 5,132,500 shares, respectively (Note 1)	(505,305,965)	(682,961,261)

Net addition (redemption) of 18,650,000 and 13,840,000 shares, respectively (Note 1)	225,211,802	1,662,987,573

Net investment income (loss)	4,210,636	5,489,641
Net realized gain (loss)	(242,180,914)	(1,061,634,864)
Change in net unrealized appreciation (depreciation)	(136,392,955)	(53,009,690)

Net income (loss)	(374,363,233)	(1,109,154,913)

Shareholders’ equity, end of period	$580,741,377	$1,139,983,773

See accompanying notes to financial statements.

PROSHARES ULTRA BLOOMBERG NATURAL GAS

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(374,363,233)	$(1,109,154,913)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	—	(7,560,364,945)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	65,000,000	7,527,849,267
Net amortization and accretion on short-term U.S. government and agency obligations	(554,490)	(3,957,517)
Net realized (gain) loss on investments	—	3,570
Change in unrealized (appreciation) depreciation on investments	13,607	39,108,372
Decrease (Increase) in receivable on open futures contracts	15,527,419	(82,107,988)
Decrease (Increase) in interest receivable	1,163,149	(1,249,353)
Increase (Decrease) in payable to Sponsor	(183,355)	509,363
Increase (Decrease) in brokerage commissions and futures account fees payable	(32,980)	38,432
Increase (Decrease) in payable on open futures contracts	(4,780,330)	(1,835,443)

Net cash provided by (used in) operating activities	(298,210,213)	(1,191,161,155)

Cash flow from financing activities
Proceeds from addition of shares	692,778,367	2,336,728,392
Payment on shares redeemed	(524,672,326)	(658,786,268)

Net cash provided by (used in) financing activities	168,106,041	1,677,942,124

Net increase (decrease) in cash	(130,104,172)	486,780,969
Cash, beginning of period	582,842,023	176,734,664

Cash, end of period	$452,737,851	$663,515,633

See accompanying notes to financial statements.

PROSHARES ULTRA EURO

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$6,451,388	$6,162,459
Segregated cash balances with brokers for foreign currency forward contracts	533,000	623,000
Unrealized appreciation on foreign currency forward contracts	965	308,424
Interest receivable	27,781	27,219

Total assets	7,013,134	7,121,102

Liabilities and shareholders’ equity
Liabilities
Payable to Sponsor	5,556	5,612
Unrealized depreciation on foreign currency forward contracts	203,530	1,475

Total liabilities	209,086	7,087

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	6,804,048	7,114,015

Total liabilities and shareholders’ equity	$7,013,134	$7,121,102

Shares outstanding	600,000	600,000

Net asset value per share	$11.34	$11.86

Market value per share (Note 2)	$11.32	$11.84

See accompanying notes to financial statements.

PROSHARES ULTRA EURO

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Foreign Currency Forward Contracts^

	Settlement Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Unrealized Appreciation (Depreciation)/ Value
Contracts to Purchase
Euro with Goldman Sachs International	04/05/24	5,678,921	$6,127,948	$(90,225)
Euro with UBS AG	04/05/24	7,153,502	7,719,122	(113,305)

			Total Unrealized Depreciation	$(203,530)

Contracts to Sell
Euro with UBS AG	04/05/24	(221,000)	$(238,475)	$965

			Total Unrealized Appreciation	$965

^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

See accompanying notes to financial statements.

PROSHARES ULTRA EURO

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$78,486	$97,237

Expenses
Management fee	15,935	24,246

Total expenses	15,935	24,246

Net investment income (loss)	62,551	72,991

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Foreign currency forward contracts	144,574	280,279

Net realized gain (loss)	144,574	280,279

Change in net unrealized appreciation (depreciation) on
Foreign currency forward contracts	(509,514)	(96,945)

Change in net unrealized appreciation (depreciation)	(509,514)	(96,945)

Net realized and unrealized gain (loss)	(364,940)	183,334

Net income (loss)	$(302,389)	$256,325

See accompanying notes to financial statements.

PROSHARES ULTRA EURO

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$7,114,015	$10,704,662

Addition of 100,000 and 200,000 shares, respectively	1,140,357	2,296,437
Redemption of 100,000 and 400,000 shares, respectively	(1,147,935)	(4,640,991)

Net addition (redemption) of – and (200,000) shares, respectively	(7,578)	(2,344,554)

Net investment income (loss)	62,551	72,991
Net realized gain (loss)	144,574	280,279
Change in net unrealized appreciation (depreciation)	(509,514)	(96,945)

Net income (loss)	(302,389)	256,325

Shareholders’ equity, end of period	$6,804,048	$8,616,433

See accompanying notes to financial statements.

PROSHARES ULTRA EURO

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(302,389)	$256,325
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (appreciation) depreciation on investments	509,514	96,945
Decrease (Increase) in interest receivable	(562)	9,474
Increase (Decrease) in payable to Sponsor	(56)	(3,189)

Net cash provided by (used in) operating activities	206,507	359,555

Cash flow from financing activities
Proceeds from addition of shares	1,140,357	2,296,437
Payment on shares redeemed	(1,147,935)	(4,640,991)

Net cash provided by (used in) financing activities	(7,578)	(2,344,554)

Net increase (decrease) in cash	198,929	(1,984,999)
Cash, beginning of period	6,785,459	10,259,418

Cash, end of period	$6,984,388	$8,274,419

See accompanying notes to financial statements.

PROSHARES ULTRA GOLD

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $138,592,669 and $59,496,177, respectively)	$138,587,964	$59,507,594
Cash	28,188,613	92,898,206
Segregated cash balances with brokers for futures contracts	5,728,800	4,523,500
Segregated cash balances with brokers for swap agreements	31,280,271	31,930,271
Unrealized appreciation on swap agreements	7,535,027	3,078,593
Receivable from capital shares sold	3,599,595	—
Receivable on open futures contracts	1,065,148	—
Interest receivable	146,036	276,736

Total assets	216,131,454	192,214,900

Liabilities and shareholders’ equity
Liabilities
Payable on open futures contracts	—	564,042
Payable to Sponsor	160,613	148,835

Total liabilities	160,613	712,877

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	215,970,841	191,502,023

Total liabilities and shareholders’ equity	$216,131,454	$192,214,900

Shares outstanding	3,000,000	3,000,000

Net asset value per share	$71.99	$63.83

Market value per share (Note 2)	$72.26	$63.87

See accompanying notes to financial statements.

PROSHARES ULTRA GOLD

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(64% of shareholders’ equity)
U.S. Treasury Bills^^:
5.365% due 04/18/24	$20,000,000	$19,950,086
5.273% due 05/14/24	20,000,000	19,874,106
5.269% due 06/06/24†	25,000,000	24,760,980
5.390% due 06/18/24†	25,000,000	24,717,792
5.349% due 07/09/24	50,000,000	49,285,000

Total short-term U.S. government and agency obligations (cost $138,592,669)		$138,587,964

Futures Contracts Purchased

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation) /Value
Gold Futures - COMEX, expires June 2024	649	$145,272,160	$2,377,155

Total Return Swap Agreements^

	Rate Paid (Received)*	Termination Date	Notional Amount at Value**	Unrealized Appreciation (Depreciation)/Value
Swap agreement with Citibank, N.A. based on Bloomberg Gold Subindex	0.25%	04/08/24	$123,084,977	$3,235,432
Swap agreement with Goldman Sachs International based on Bloomberg Gold Subindex	0.25	04/08/24	58,461,471	1,536,727
Swap agreement with UBS AG based on Bloomberg Gold Subindex	0.25	04/08/24	105,107,323	2,762,868

			Total Unrealized Appreciation	$7,535,027

†	All or partial amount pledged as collateral for swap agreements.
^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

^^	Rates shown represent discount rate at the time of purchase.
*

Reflects the floating financing rate, as of March 31, 2024, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Total Return Swap Agreements payment is due at termination/maturity.

**	For swap agreements, a positive amount represents “long” exposure to the benchmark index. A negative amount represents “short” exposure to the benchmark index.

See accompanying notes to financial statements.

PROSHARES ULTRA GOLD

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$2,013,915	$1,649,014

Expenses
Management fee	436,603	427,114
Brokerage commissions	9,873	8,615

Total expenses	446,476	435,729

Net investment income (loss)	1,567,439	1,213,285

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	6,965,052	2,760,579
Swap agreements	11,506,219	8,039,317
Short-term U.S. government and agency obligations	3,011	—

Net realized gain (loss)	18,474,282	10,799,896

Change in net unrealized appreciation (depreciation) on
Futures contracts	(1,719,120)	1,854,323
Swap agreements	4,456,434	8,856,793
Short-term U.S. government and agency obligations	(16,122)	(22,737)

Change in net unrealized appreciation (depreciation)	2,721,192	10,688,379

Net realized and unrealized gain (loss)	21,195,474	21,488,275

Net income (loss)	$22,762,913	$22,701,560

See accompanying notes to financial statements.

PROSHARES ULTRA GOLD

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$191,502,023	$173,524,136

Addition of 450,000 and 400,000 shares, respectively	29,329,988	24,973,354
Redemption of 450,000 and 350,000 shares, respectively	(27,624,083)	(20,037,521)

Net addition (redemption) of – and 50,000 shares, respectively	1,705,905	4,935,833

Net investment income (loss)	1,567,439	1,213,285
Net realized gain (loss)	18,474,282	10,799,896
Change in net unrealized appreciation (depreciation)	2,721,192	10,688,379

Net income (loss)	22,762,913	22,701,560

Shareholders’ equity, end of period	$215,970,841	$201,161,529

See accompanying notes to financial statements.

PROSHARES ULTRA GOLD

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$22,762,913	$22,701,560
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(162,692,795)	(264,664,939)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	85,003,011	300,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	(1,403,697)	(1,094,933)
Net realized (gain) loss on investments	(3,011)	—
Change in unrealized (appreciation) depreciation on investments	(4,440,312)	(8,834,056)
Decrease (Increase) in receivable on open futures contracts	(1,065,148)	8,169
Decrease (Increase) in interest receivable	130,700	(119,918)
Increase (Decrease) in payable to Sponsor	11,778	4,685
Increase (Decrease) in payable on open futures contracts	(564,042)	684,839

Net cash provided by (used in) operating activities	(62,260,603)	48,685,407

Cash flow from financing activities
Proceeds from addition of shares	25,730,393	24,973,354
Payment on shares redeemed	(27,624,083)	(20,037,521)

Net cash provided by (used in) financing activities	(1,893,690)	4,935,833

Net increase (decrease) in cash	(64,154,293)	53,621,240
Cash, beginning of period	129,351,977	37,909,767

Cash, end of period	$65,197,684	$91,531,007

See accompanying notes to financial statements.

PROSHARES ULTRA SILVER

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $205,091,268 and $114,255,151, respectively)	$205,080,219	$114,276,025
Cash	63,426,794	160,468,637
Segregated cash balances with brokers for futures contracts	20,833,500	23,499,000
Segregated cash balances with brokers for swap agreements	99,214,121	95,226,292
Unrealized appreciation on swap agreements	8,532,455	—
Receivable from capital shares sold	5,705,998	2,728,828
Receivable on open futures contracts	714,136	—
Interest receivable	399,563	598,623

Total assets	403,906,786	396,797,405

Liabilities and shareholders’ equity
Liabilities
Payable on open futures contracts	—	3,503,958
Payable to Sponsor	322,042	319,853
Unrealized depreciation on swap agreements	—	2,827,221

Total liabilities	322,042	6,651,032

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	403,584,744	390,146,373

Total liabilities and shareholders’ equity	$403,906,786	$396,797,405

Shares outstanding	14,146,526	14,296,526

Net asset value per share	$28.53	$27.29

Market value per share (Note 2)	$28.74	$27.17

See accompanying notes to financial statements.

PROSHARES ULTRA SILVER

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(51% of shareholders’ equity)
U.S. Treasury Bills^^:
5.365% due 04/18/24	$32,000,000	$31,920,138
5.273% due 05/14/24	40,000,000	39,748,212
5.269% due 06/06/24†	50,000,000	49,521,960
5.352% due 06/18/24†	35,000,000	34,604,909
5.349% due 07/09/24	50,000,000	49,285,000

Total short-term U.S. government and agency obligations (cost $205,091,268)		$205,080,219

Futures Contracts Purchased

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
Silver Futures - COMEX, expires May 2024	2,406	$299,739,480	$22,681,594

Total Return Swap Agreements^

	Rate Paid (Received)*	Termination Date	Notional Amount at Value**	Unrealized Appreciation (Depreciation)/Value
Swap agreement with Citibank, N.A. based on Bloomberg Silver Subindex	0.25%	04/08/24	$183,114,057	$3,081,663
Swap agreement with Goldman Sachs International based on Bloomberg Silver Subindex	0.30	04/08/24	22,879,089	384,359
Swap agreement with Morgan Stanley & Co. International PLC based on Bloomberg Silver Subindex	0.30	04/08/24	155,225,776	2,607,725
Swap agreement with UBS AG based on Bloomberg Silver Subindex	0.25	04/08/24	146,097,767	2,458,708

			Total Unrealized Appreciation	$8,532,455

†	All or partial amount pledged as collateral for swap agreements.
^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

^^	Rates shown represent discount rate at the time of purchase.
*

Reflects the floating financing rate, as of March 31, 2024, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Total Return Swap Agreements payment is due at termination/maturity.

**	For swap agreements, a positive amount represents “long” exposure to the benchmark index. A negative amount represents “short” exposure to the benchmark index.

See accompanying notes to financial statements.

PROSHARES ULTRA SILVER

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$3,634,857	$3,374,396

Expenses
Management fee	873,901	871,559
Brokerage commissions	28,042	26,562

Total expenses	901,943	898,121

Net investment income (loss)	2,732,914	2,476,275

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(5,638,782)	3,641,746
Swap agreements	1,168,070	(32,385,610)
Short-term U.S. government and agency obligations	4,797	—

Net realized gain (loss)	(4,465,915)	(28,743,864)

Change in net unrealized appreciation (depreciation) on
Futures contracts	10,280,846	(751,963)
Swap agreements	11,359,676	23,139,621
Short-term U.S. government and agency obligations	(31,923)	(35,538)

Change in net unrealized appreciation (depreciation)	21,608,599	22,352,120

Net realized and unrealized gain (loss)	17,142,684	(6,391,744)

Net income (loss)	$19,875,598	$(3,915,469)

See accompanying notes to financial statements.

PROSHARES ULTRA SILVER

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$390,146,373	$414,285,878

Addition of 2,300,000 and 1,900,000 shares, respectively	58,374,730	51,232,279
Redemption of 2,450,000 and 1,150,000 shares, respectively	(64,811,957)	(32,487,354)

Net addition (redemption) of (150,000) and 750,000 shares, respectively	(6,437,227)	18,744,925

Net investment income (loss)	2,732,914	2,476,275
Net realized gain (loss)	(4,465,915)	(28,743,864)
Change in net unrealized appreciation (depreciation)	21,608,599	22,352,120

Net income (loss)	19,875,598	(3,915,469)

Shareholders’ equity, end of period	$403,584,744	$429,115,334

See accompanying notes to financial statements.

PROSHARES ULTRA SILVER

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$19,875,598	$(3,915,469)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(263,537,090)	(1,776,762,620)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	175,004,797	1,858,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	(2,299,027)	(2,414,024)
Net realized (gain) loss on investments	(4,797)	—
Change in unrealized (appreciation) depreciation on investments	(11,327,753)	(23,104,083)
Decrease (Increase) in receivable on open futures contracts	(714,136)	(1,907,867)
Decrease (Increase) in interest receivable	199,060	(100,488)
Increase (Decrease) in payable to Sponsor	2,189	(57,403)
Increase (Decrease) in payable on open futures contracts	(3,503,958)	(1,948,902)

Net cash provided by (used in) operating activities	(86,305,117)	47,789,144

Cash flow from financing activities
Proceeds from addition of shares	55,397,560	51,232,279
Payment on shares redeemed	(64,811,957)	(34,102,736)

Net cash provided by (used in) financing activities	(9,414,397)	17,129,543

Net increase (decrease) in cash	(95,719,514)	64,918,687
Cash, beginning of period	279,193,929	150,012,071

Cash, end of period	$183,474,415	$214,930,758

See accompanying notes to financial statements.

PROSHARES ULTRA VIX SHORT-TERM FUTURES ETF

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $59,312,431 and $–, respectively)	$59,307,872	$—
Cash	41,175,228	86,615,956
Segregated cash balances with brokers for futures contracts	136,617,804	210,845,154
Receivable from capital shares sold	3,777,822	—
Receivable on open futures contracts	37,710,482	50,510,206
Interest receivable	533,452	924,148

Total assets	279,122,660	348,895,464

Liabilities and shareholders’ equity
Liabilities
Payable on open futures contracts	648,632	—
Brokerage commissions and futures account fees payable	23,097	36,088
Payable to Sponsor	210,282	303,633

Total liabilities	882,011	339,721

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	278,240,649	348,555,743

Total liabilities and shareholders’ equity	$279,122,660	$348,895,464

Shares outstanding (Note 8)	8,844,891	8,264,891

Net asset value per share (Note 8)	$31.46	$42.17

Market value per share (Note 8) (Note 2)	$31.60	$42.20

See accompanying notes to financial statements.

PROSHARES ULTRA VIX SHORT-TERM FUTURES ETF

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(21% of shareholders’ equity)
U.S. Treasury Bills^^:
5.269% due 06/06/24	$35,000,000	$34,665,372
5.349% due 07/09/24	25,000,000	24,642,500

Total short-term U.S. government and agency obligations (cost $59,312,431)		$59,307,872

Futures Contracts Purchased

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
VIX Futures - Cboe, expires April 2024	17,863	$160,660,770	$(17,550,463)
VIX Futures - Cboe, expires May 2024	10,420	256,668,088	(348,320)

			$(17,898,783)

^^	Rates shown represent discount rate at the time of purchase.

See accompanying notes to financial statements.

PROSHARES ULTRA VIX SHORT-TERM FUTURES ETF

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$2,758,242	$4,416,655

Expenses
Management fee	667,531	1,373,770
Brokerage commissions	486,546	777,701
Futures accounts fees	86,170	123,361

Total expenses	1,240,247	2,274,832

Net investment income (loss)	1,517,995	2,141,823

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(91,003,229)	(182,233,430)
Short-term U.S. government and agency obligations	10,637	(7,778)

Net realized gain (loss)	(90,992,592)	(182,241,208)

Change in net unrealized appreciation (depreciation) on
Futures contracts	13,285,128	2,046,250
Short-term U.S. government and agency obligations	(4,559)	(8,723)

Change in net unrealized appreciation (depreciation)	13,280,569	2,037,527

Net realized and unrealized gain (loss)	(77,712,023)	(180,203,681)

Net income (loss)	$(76,194,028)	$(178,061,858)

See accompanying notes to financial statements.

PROSHARES ULTRA VIX SHORT-TERM FUTURES ETF

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$348,555,743	$639,318,362

Addition of 2,820,000 and 1,674,000 shares, respectively (Note 1) (Note 8)	94,706,832	436,460,449
Redemption of 2,240,000 and 1,218,000 shares, respectively (Note 1) (Note 8)	(88,827,898)	(361,736,717)

Net addition (redemption) of 580,000 and 456,000 shares, respectively (Note 1) (Note 8)	5,878,934	74,723,732

Net investment income (loss)	1,517,995	2,141,823
Net realized gain (loss)	(90,992,592)	(182,241,208)
Change in net unrealized appreciation (depreciation)	13,280,569	2,037,527

Net income (loss)	(76,194,028)	(178,061,858)

Shareholders’ equity, end of period	$278,240,649	$535,980,236

See accompanying notes to financial statements.

PROSHARES ULTRA VIX SHORT-TERM FUTURES ETF

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(76,194,028)	$(178,061,858)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(105,703,000)	(664,522,118)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	46,921,617	629,900,478
Net amortization and accretion on short-term U.S. government and agency obligations	(520,411)	(526,310)
Net realized (gain) loss on investments	(10,637)	7,778
Change in unrealized (appreciation) depreciation on investments	4,559	8,723
Decrease (Increase) in receivable on open futures contracts	12,799,724	109,195,498
Decrease (Increase) in interest receivable	390,696	(107,914)
Increase (Decrease) in payable to Sponsor	(93,351)	(112,552)
Increase (Decrease) in brokerage commissions and futures account fees payable	(12,991)	(16,834)
Increase (Decrease) in payable on open futures contracts	648,632	371,040

Net cash provided by (used in) operating activities	(121,769,190)	(103,864,069)

Cash flow from financing activities
Proceeds from addition of shares	90,929,010	423,036,558
Payment on shares redeemed	(88,827,898)	(361,736,717)

Net cash provided by (used in) financing activities	2,101,112	61,299,841

Net increase (decrease) in cash	(119,668,078)	(42,564,228)
Cash, beginning of period	297,461,110	394,847,507

Cash, end of period	$177,793,032	$352,283,279

See accompanying notes to financial statements.

PROSHARES ULTRA YEN

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$38,021,417	$27,001,312
Segregated cash balances with brokers for foreign currency forward contracts	5,920,471	2,976,399
Unrealized appreciation on foreign currency forward contracts	5,548	1,534,924
Interest receivable	142,575	104,541

Total assets	44,090,011	31,617,176

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	—	1,373,167
Payable to Sponsor	30,272	22,600
Unrealized depreciation on foreign currency forward contracts	2,065,194	15,639

Total liabilities	2,095,466	1,411,406

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	41,994,545	30,205,770

Total liabilities and shareholders’ equity	$44,090,011	$31,617,176

Shares outstanding	1,799,970	1,099,970

Net asset value per share	$23.33	$27.46

Market value per share (Note 2)	$23.35	$27.49

See accompanying notes to financial statements.

PROSHARES ULTRA YEN

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Foreign Currency Forward Contracts^

	Settlement Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Unrealized Appreciation (Depreciation)/ Value
Contracts to Purchase
Yen with Goldman Sachs International	04/05/24	6,299,288,056	$41,644,228	$(954,143)
Yen with UBS AG	04/05/24	6,445,204,856	42,608,876	(1,111,051)

			Total Unrealized Depreciation	$(2,065,194)

Contracts to Sell
Yen with UBS AG	04/05/24	(36,515,000)	$(241,399)	$5,548

			Total Unrealized Appreciation	$5,548

^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

See accompanying notes to financial statements.

PROSHARES ULTRA YEN

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$370,254	$120,118

Expenses
Management fee	77,236	30,560

Total expenses	77,236	30,560

Net investment income (loss)	293,018	89,558

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Foreign currency forward contracts	(2,031,575)	(298,808)

Net realized gain (loss)	(2,031,575)	(298,808)

Change in net unrealized appreciation (depreciation) on
Foreign currency forward contracts	(3,578,931)	(494,067)

Change in net unrealized appreciation (depreciation)	(3,578,931)	(494,067)

Net realized and unrealized gain (loss)	(5,610,506)	(792,875)

Net income (loss)	$(5,317,488)	$(703,317)

See accompanying notes to financial statements.

PROSHARES ULTRA YEN

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$30,205,770	$13,814,796

Addition of 800,000 and 50,000 shares, respectively	19,596,625	1,812,626
Redemption of 100,000 and 150,000 shares, respectively	(2,490,362)	(5,009,022)

Net addition (redemption) of 700,000 and (100,000) shares, respectively	17,106,263	(3,196,396)

Net investment income (loss)	293,018	89,558
Net realized gain (loss)	(2,031,575)	(298,808)
Change in net unrealized appreciation (depreciation)	(3,578,931)	(494,067)

Net income (loss)	(5,317,488)	(703,317)

Shareholders’ equity, end of period	$41,994,545	$9,915,083

See accompanying notes to financial statements.

PROSHARES ULTRA YEN

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(5,317,488)	$(703,317)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (appreciation) depreciation on investments	3,578,931	494,067
Decrease (Increase) in interest receivable	(38,034)	4,301
Increase (Decrease) in payable to Sponsor	7,672	(1,699)

Net cash provided by (used in) operating activities	(1,768,919)	(206,648)

Cash flow from financing activities
Proceeds from addition of shares	19,596,625	1,812,626
Payment on shares redeemed	(3,863,529)	(3,355,657)

Net cash provided by (used in) financing activities	15,733,096	(1,543,031)

Net increase (decrease) in cash	13,964,177	(1,749,679)
Cash, beginning of period	29,977,711	12,801,958

Cash, end of period	$43,941,888	$11,052,279

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG CRUDE OIL

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $123,822,272 and $49,673,923, respectively)	$123,814,531	$49,683,885
Cash	25,792,785	91,925,442
Segregated cash balances with brokers for futures contracts	49,385,885	49,648,726
Receivable from capital shares sold	3,980,628	—
Receivable on open futures contracts	—	654,887
Interest receivable	237,927	285,610

Total assets	203,211,756	192,198,550

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	—	3,096,091
Payable on open futures contracts	5,534,125	—
Brokerage commissions and futures account fees payable	3,387	3,509
Payable to Sponsor	161,949	135,358

Total liabilities	5,699,461	3,234,958

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	197,512,295	188,963,592

Total liabilities and shareholders’ equity	$203,211,756	$192,198,550

Shares outstanding	12,405,220	9,105,220

Net asset value per share	$15.92	$20.75

Market value per share (Note 2)	$16.02	$20.89

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG CRUDE OIL

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(63% of shareholders’ equity)
U.S. Treasury Bills^^:
5.365% due 04/18/24	$15,000,000	$14,962,564
5.273% due 05/14/24	20,000,000	19,874,106
5.269% due 06/06/24	40,000,000	39,617,568
5.352% due 06/18/24	25,000,000	24,717,793
5.349% due 07/09/24	25,000,000	24,642,500

Total short-term U.S. government and agency obligations (cost $123,822,272)		$123,814,531

Futures Contracts Sold

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
WTI Crude Oil - NYMEX, expires June 2024	1,601	$131,954,420	$(6,262,875)
WTI Crude Oil - NYMEX, expires December 2024	1,693	131,783,120	(270,752)
WTI Crude Oil - NYMEX, expires June 2025	1,758	131,252,280	(5,461,484)

			$(11,995,111)

^^	Rates shown represent discount rate at the time of purchase.

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG CRUDE OIL

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$2,242,767	$2,003,209

Expenses
Management fee	451,585	484,880
Brokerage commissions	53,961	65,757

Total expenses	505,546	550,637

Net investment income (loss)	1,737,221	1,452,572

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(12,515,601)	27,614,279
Short-term U.S. government and agency obligations	6,779	488

Net realized gain (loss)	(12,508,822)	27,614,767

Change in net unrealized appreciation (depreciation) on
Futures contracts	(34,431,430)	10,971,115
Short-term U.S. government and agency obligations	(17,703)	(14,885)

Change in net unrealized appreciation (depreciation)	(34,449,133)	10,956,230

Net realized and unrealized gain (loss)	(46,957,955)	38,570,997

Net income (loss)	$(45,220,734)	$40,023,569

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG CRUDE OIL

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$188,963,592	$222,697,337

Addition of 8,450,000 and 5,300,000 shares, respectively	150,729,657	127,905,875
Redemption of 5,150,000 and 8,850,000 shares, respectively	(96,960,220)	(245,864,218)

Net addition (redemption) of 3,300,000 and (3,550,000) shares, respectively	53,769,437	(117,958,343)

Net investment income (loss)	1,737,221	1,452,572
Net realized gain (loss)	(12,508,822)	27,614,767
Change in net unrealized appreciation (depreciation)	(34,449,133)	10,956,230

Net income (loss)	(45,220,734)	40,023,569

Shareholders’ equity, end of period	$197,512,295	$144,762,563

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG CRUDE OIL

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(45,220,734)	$40,023,569
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(162,869,137)	(239,587,448)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	90,006,779	284,998,708
Net amortization and accretion on short-term U.S. government and agency obligations	(1,279,212)	(956,401)
Net realized (gain) loss on investments	(6,779)	(488)
Change in unrealized (appreciation) depreciation on investments	17,703	14,885
Decrease (Increase) in receivable on open futures contracts	654,887	1,604,847
Decrease (Increase) in interest receivable	47,683	103,592
Increase (Decrease) in payable to Sponsor	26,591	(68,565)
Increase (Decrease) in brokerage commissions and futures account fees payable	(122)	(727)
Increase (Decrease) in payable on open futures contracts	5,534,125	526,742

Net cash provided by (used in) operating activities	(113,088,216)	86,658,714

Cash flow from financing activities
Proceeds from addition of shares	146,749,029	109,041,151
Payment on shares redeemed	(100,056,311)	(247,121,308)

Net cash provided by (used in) financing activities	46,692,718	(138,080,157)

Net increase (decrease) in cash	(66,395,498)	(51,421,443)
Cash, beginning of period	141,574,168	139,811,511

Cash, end of period	$75,178,670	$88,390,068

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG NATURAL GAS

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $54,451,445 and $–, respectively)	$54,447,299	$—
Cash	10,722,485	73,282,564
Segregated cash balances with brokers for futures contracts	27,668,768	35,326,076
Receivable from capital shares sold	—	9,611,378
Receivable on open futures contracts	12,531,347	22,414,082
Interest receivable	177,094	447,861

Total assets	105,546,993	141,081,961

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	8,069,201	—
Payable on open futures contracts	3,043,723	—
Brokerage commissions and futures account fees payable	4,183	10,461
Payable to Sponsor	84,531	108,408

Total liabilities	11,201,638	118,869

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	94,345,355	140,963,092

Total liabilities and shareholders’ equity	$105,546,993	$141,081,961

Shares outstanding (Note 8)	1,233,712	2,933,712

Net asset value per share (Note 8)	$76.47	$48.05

Market value per share (Note 8) (Note 2)	$78.35	$48.21

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG NATURAL GAS

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(58% of shareholders’ equity)
U.S. Treasury Bills^^:
5.273% due 05/14/24	$5,000,000	$4,968,526
5.269% due 06/06/24	25,000,000	24,760,980
5.390% due 06/18/24	25,000,000	24,717,793

Total short-term U.S. government and agency obligations (cost $54,451,445)		$54,447,299

Futures Contracts Sold

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
Natural Gas - NYMEX, expires May 2024	10,700	$188,641,000	$20,277,127

^^	Rates shown represent discount rate at the time of purchase.

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG NATURAL GAS

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$1,347,078	$1,186,752

Expenses
Management fee	262,444	296,862
Brokerage commissions	261,254	209,641
Futures accounts fees	16,033	29,609

Total expenses	539,731	536,112

Net investment income (loss)	807,347	650,640

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	44,654,357	183,408,644
Short-term U.S. government and agency obligations	(1,743)	(2,678)

Net realized gain (loss)	44,652,614	183,405,966

Change in net unrealized appreciation (depreciation) on
Futures contracts	23,830,634	(44,952,803)
Short-term U.S. government and agency obligations	(4,146)	(6,995)

Change in net unrealized appreciation (depreciation)	23,826,488	(44,959,798)

Net realized and unrealized gain (loss)	68,479,102	138,446,168

Net income (loss)	$69,286,449	$139,096,808

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG NATURAL GAS

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$140,963,092	$134,109,520

Addition of 6,600,000 and 14,500,000 shares, respectively (Note 8)	330,055,174	376,009,637
Redemption of 8,300,000 and 20,300,000 shares, respectively (Note 8)	(445,959,360)	(502,234,205)

Net addition (redemption) of (1,700,000) and (5,800,000) shares, respectively (Note 8)	(115,904,186)	(126,224,568)

Net investment income (loss)	807,347	650,640
Net realized gain (loss)	44,652,614	183,405,966
Change in net unrealized appreciation (depreciation)	23,826,488	(44,959,798)

Net income (loss)	69,286,449	139,096,808

Shareholders’ equity, end of period	$94,345,355	$146,981,760

See accompanying notes to financial statements.

PROSHARES ULTRASHORT BLOOMBERG NATURAL GAS

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$69,286,449	$139,096,808
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(98,718,829)	(34,903,867)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	44,796,807	71,888,275
Net amortization and accretion on short-term U.S. government and agency obligations	(531,166)	(508,358)
Net realized (gain) loss on investments	1,743	2,678
Change in unrealized (appreciation) depreciation on investments	4,146	6,995
Decrease (Increase) in receivable on open futures contracts	9,882,735	14,440,205
Decrease (Increase) in interest receivable	270,767	78,984
Increase (Decrease) in payable to Sponsor	(23,877)	(37,297)
Increase (Decrease) in brokerage commissions and futures account fees payable	(6,278)	1,562
Increase (Decrease) in payable on open futures contracts	3,043,723	11,040,838

Net cash provided by (used in) operating activities	28,006,220	201,106,823

Cash flow from financing activities
Proceeds from addition of shares	339,666,552	347,564,637
Payment on shares redeemed	(437,890,159)	(507,599,401)

Net cash provided by (used in) financing activities	(98,223,607)	(160,034,764)

Net increase (decrease) in cash	(70,217,387)	41,072,059
Cash, beginning of period	108,608,640	44,482,540

Cash, end of period	$38,391,253	$85,554,599

See accompanying notes to financial statements.

PROSHARES ULTRASHORT EURO

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$33,082,139	$34,758,230
Segregated cash balances with brokers for foreign currency forward contracts	4,392,112	6,332,112
Unrealized appreciation on foreign currency forward contracts	1,164,063	38,029
Interest receivable	151,231	159,359

Total assets	38,789,545	41,287,730

Liabilities and shareholders’ equity
Liabilities
Payable to Sponsor	31,554	33,372
Unrealized depreciation on foreign currency forward contracts	45,109	1,886,808

Total liabilities	76,663	1,920,180

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	38,712,882	39,367,550

Total liabilities and shareholders’ equity	$38,789,545	$41,287,730

Shares outstanding	1,250,000	1,350,000

Net asset value per share	$30.97	$29.16

Market value per share (Note 2)	$30.96	$29.15

See accompanying notes to financial statements.

PROSHARES ULTRASHORT EURO

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Foreign Currency Forward Contracts^

	Settlement Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Unrealized Appreciation (Depreciation)/ Value
Contracts to Purchase
Euro with Goldman Sachs International	04/05/24	2,089,000	$2,254,174	$(24,577)
Euro with UBS AG	04/05/24	2,400,000	2,589,766	(20,532)

			Total Unrealized Depreciation	$(45,109)

Contracts to Sell
Euro with Goldman Sachs International	04/05/24	(38,956,263)	$(42,036,495)	$611,935
Euro with UBS AG	04/05/24	(37,273,199)	(40,220,352)	552,128

			Total Unrealized Appreciation	$1,164,063

^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

See accompanying notes to financial statements.

PROSHARES ULTRASHORT EURO

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$458,317	$647,120

Expenses
Management fee	95,250	161,568

Total expenses	95,250	161,568

Net investment income (loss)	363,067	485,552

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Foreign currency forward contracts	(943,861)	(1,407,311)
Short-term U.S. government and agency obligations	4,641	—

Net realized gain (loss)	(939,220)	(1,407,311)

Change in net unrealized appreciation (depreciation) on
Foreign currency forward contracts	2,967,733	146,013
Short-term U.S. government and agency obligations	—	(4,802)

Change in net unrealized appreciation (depreciation)	2,967,733	141,211

Net realized and unrealized gain (loss)	2,028,513	(1,266,100)

Net income (loss)	$2,391,580	$(780,548)

See accompanying notes to financial statements.

PROSHARES ULTRASHORT EURO

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$39,367,550	$75,113,179

Addition of – and 100,000 shares, respectively	—	3,051,886
Redemption of 100,000 and 600,000 shares, respectively	(3,046,248)	(17,847,257)

Net addition (redemption) of (100,000) and (500,000) shares, respectively	(3,046,248)	(14,795,371)

Net investment income (loss)	363,067	485,552
Net realized gain (loss)	(939,220)	(1,407,311)
Change in net unrealized appreciation (depreciation)	2,967,733	141,211

Net income (loss)	2,391,580	(780,548)

Shareholders’ equity, end of period	$38,712,882	$59,537,260

See accompanying notes to financial statements.

PROSHARES ULTRASHORT EURO

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$2,391,580	$(780,548)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	—	(54,925,175)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	4,641	95,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	—	(83,003)
Net realized (gain) loss on investments	(4,641)	—
Change in unrealized (appreciation) depreciation on investments	(2,967,733)	(141,211)
Decrease (Increase) in interest receivable	8,128	(34,330)
Increase (Decrease) in payable to Sponsor	(1,818)	(12,013)

Net cash provided by (used in) operating activities	(569,843)	39,023,720

Cash flow from financing activities
Proceeds from addition of shares	—	3,051,886
Payment on shares redeemed	(3,046,248)	(16,411,868)

Net cash provided by (used in) financing activities	(3,046,248)	(13,359,982)

Net increase (decrease) in cash	(3,616,091)	25,663,738
Cash, beginning of period	41,090,342	37,531,356

Cash, end of period	$37,474,251	$63,195,094

See accompanying notes to financial statements.

PROSHARES ULTRASHORT GOLD

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$11,632,081	$9,309,908
Segregated cash balances with brokers for futures contracts	488,400	261,450
Segregated cash balances with brokers for swap agreements	2,499,614	2,375,125
Receivable from capital shares sold	1,172,457	—
Receivable on open futures contracts	—	17,324
Interest receivable	50,067	41,501

Total assets	15,842,619	12,005,308

Liabilities and shareholders’ equity
Liabilities
Payable on open futures contracts	178,749	—
Payable to Sponsor	11,405	9,708
Unrealized depreciation on swap agreements	481,581	199,821

Total liabilities	671,735	209,529

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	15,170,884	11,795,779

Total liabilities and shareholders’ equity	$15,842,619	$12,005,308

Shares outstanding	646,977	446,977

Net asset value per share	$23.45	$26.39

Market value per share (Note 2)	$23.38	$26.37

See accompanying notes to financial statements.

PROSHARES ULTRASHORT GOLD

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Futures Contracts Sold

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
Gold Futures - COMEX, expires June 2024	55	$12,311,200	$(207,050)

Total Return Swap Agreements^

	Rate Paid (Received)*	Termination Date	Notional Amount at Value**	Unrealized Appreciation (Depreciation)/Value
Swap agreement with Citibank, N.A. based on Bloomberg Gold Subindex	0.25%	04/08/24	$(4,178,267)	$(111,058)
Swap agreement with Goldman Sachs International based on Bloomberg Gold Subindex	0.20	04/08/24	(5,476,095)	(145,392)
Swap agreement with UBS AG based on Bloomberg Gold Subindex	0.25	04/08/24	(8,470,022)	(225,131)

			Total Unrealized Depreciation	$(481,581)

^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

*

Reflects the floating financing rate, as of March 31, 2024, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Total Return Swap Agreements payment is due at termination/maturity.

**	For swap agreements, a positive amount represents “long” exposure to the benchmark index. A negative amount represents “short” exposure to the benchmark index.

See accompanying notes to financial statements.

PROSHARES ULTRASHORT GOLD

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$143,203	$132,562

Expenses
Management fee	32,401	36,373
Brokerage commissions	935	1,361

Total expenses	33,336	37,734

Net investment income (loss)	109,867	94,828

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(649,963)	(114,050)
Swap agreements	(747,850)	(916,831)

Net realized gain (loss)	(1,397,813)	(1,030,881)

Change in net unrealized appreciation (depreciation) on
Futures contracts	(62,819)	(63,271)
Swap agreements	(281,760)	(592,431)

Change in net unrealized appreciation (depreciation)	(344,579)	(655,702)

Net realized and unrealized gain (loss)	(1,742,392)	(1,686,583)

Net income (loss)	$(1,632,525)	$(1,591,755)

See accompanying notes to financial statements.

PROSHARES ULTRASHORT GOLD

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$11,795,779	$15,456,037

Addition of 200,000 and 300,000 shares, respectively	5,007,630	8,364,270
Redemption of – and 200,000 shares, respectively	—	(6,179,279)

Net addition (redemption) of 200,000 and 100,000 shares, respectively	5,007,630	2,184,991

Net investment income (loss)	109,867	94,828
Net realized gain (loss)	(1,397,813)	(1,030,881)
Change in net unrealized appreciation (depreciation)	(344,579)	(655,702)

Net income (loss)	(1,632,525)	(1,591,755)

Shareholders’ equity, end of period	$15,170,884	$16,049,273

See accompanying notes to financial statements.

PROSHARES ULTRASHORT GOLD

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(1,632,525)	$(1,591,755)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (appreciation) depreciation on investments	281,760	592,431
Decrease (Increase) in receivable on open futures contracts	17,324	(59,952)
Decrease (Increase) in interest receivable	(8,566)	353
Increase (Decrease) in payable to Sponsor	1,697	(1,413)
Increase (Decrease) in payable on open futures contracts	178,749	(700)

Net cash provided by (used in) operating activities	(1,161,561)	(1,061,036)

Cash flow from financing activities
Proceeds from addition of shares	3,835,173	8,364,270
Payment on shares redeemed	—	(6,179,279)

Net cash provided by (used in) financing activities	3,835,173	2,184,991

Net increase (decrease) in cash	2,673,612	1,123,955
Cash, beginning of period	11,946,483	16,020,413

Cash, end of period	$14,620,095	$17,144,368

See accompanying notes to financial statements.

PROSHARES ULTRASHORT SILVER

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$19,551,988	$46,444,776
Segregated cash balances with brokers for futures contracts	1,398,250	5,494,500
Segregated cash balances with brokers for swap agreements	5,505,236	12,657,595
Receivable from capital shares sold	—	907,025
Receivable on open futures contracts	—	329,629
Interest receivable	65,590	173,799

Total assets	26,521,064	66,007,324

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	1,704,153	—
Payable on open futures contracts	72,258	—
Payable to Sponsor	17,114	43,464
Unrealized depreciation on swap agreements	482,510	814,174

Total liabilities	2,276,035	857,638

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	24,245,029	65,149,686

Total liabilities and shareholders’ equity	$26,521,064	$66,007,324

Shares outstanding	1,441,329	3,591,329

Net asset value per share	$16.82	$18.14

Market value per share (Note 2)	$16.71	$18.24

See accompanying notes to financial statements.

PROSHARES ULTRASHORT SILVER

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Futures Contracts Sold
	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
Silver Futures - COMEX, expires May 2024	163	$20,306,540	$(61,220)

Total Return Swap Agreements^
	Rate Paid (Received)*	Termination Date	Notional Amount at Value**	Unrealized Appreciation (Depreciation)/Value
Swap agreement with Citibank, N.A. based on Bloomberg Silver Subindex	0.25%	04/08/24	$(5,353,674)	$(91,685)
Swap agreement with Goldman Sachs International based on Bloomberg Silver Subindex	0.25	04/08/24	(10,145,879)	(173,752)
Swap agreement with Morgan Stanley & Co. International PLC based on Bloomberg Silver Subindex	0.30	04/08/24	(1,399,517)	(24,009)
Swap agreement with UBS AG based on Bloomberg Silver Subindex	0.25	04/08/24	(11,273,405)	(193,064)

			Total Unrealized Depreciation	$(482,510)

^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

*

Reflects the floating financing rate, as of March 31, 2024, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Total Return Swap Agreements payment is due at termination/maturity.

**	For swap agreements, a positive amount represents “long” exposure to the benchmark index. A negative amount represents “short” exposure to the benchmark index.

See accompanying notes to financial statements.

PROSHARES ULTRASHORT SILVER

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$381,433	$200,078

Expenses
Management fee	91,138	60,168
Brokerage commissions	6,024	5,703

Total expenses	97,162	65,871

Net investment income (loss)	284,271	134,207

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	4,873,708	1,331,998
Swap agreements	906,312	1,381,625

Net realized gain (loss)	5,780,020	2,713,623

Change in net unrealized appreciation (depreciation) on
Futures contracts	(1,750,266)	116,463
Swap agreements	331,664	(1,299,699)

Change in net unrealized appreciation (depreciation)	(1,418,602)	(1,183,236)

Net realized and unrealized gain (loss)	4,361,418	1,530,387

Net income (loss)	$4,645,689	$1,664,594

See accompanying notes to financial statements.

PROSHARES ULTRASHORT SILVER

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$65,149,686	$31,932,799

Addition of 1,400,000 and 650,000 shares, respectively	25,818,888	13,789,540
Redemption of 3,550,000 and 1,200,000 shares, respectively	(71,369,234)	(27,051,242)

Net addition (redemption) of (2,150,000) and (550,000) shares, respectively	(45,550,346)	(13,261,702)

Net investment income (loss)	284,271	134,207
Net realized gain (loss)	5,780,020	2,713,623
Change in net unrealized appreciation (depreciation)	(1,418,602)	(1,183,236)

Net income (loss)	4,645,689	1,664,594

Shareholders’ equity, end of period	$24,245,029	$20,335,691

See accompanying notes to financial statements.

PROSHARES ULTRASHORT SILVER

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$4,645,689	$1,664,594
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (appreciation) depreciation on investments	(331,664)	1,299,699
Decrease (Increase) in receivable on open futures contracts	329,629	59,575
Decrease (Increase) in interest receivable	108,209	7,257
Increase (Decrease) in payable to Sponsor	(26,350)	(4,042)
Increase (Decrease) in payable on open futures contracts	72,258	192,643

Net cash provided by (used in) operating activities	4,797,771	3,219,726

Cash flow from financing activities
Proceeds from addition of shares	26,725,913	13,830,619
Payment on shares redeemed	(69,665,081)	(27,051,242)

Net cash provided by (used in) financing activities	(42,939,168)	(13,220,623)

Net increase (decrease) in cash	(38,141,397)	(10,000,897)
Cash, beginning of period	64,596,871	32,583,283

Cash, end of period	$26,455,474	$22,582,386

See accompanying notes to financial statements.

PROSHARES ULTRASHORT YEN

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$27,798,083	$21,807,595
Segregated cash balances with brokers for foreign currency forward contracts	3,148,645	3,434,732
Unrealized appreciation on foreign currency forward contracts	1,626,444	129,697
Interest receivable	113,414	100,284

Total assets	32,686,586	25,472,308

Liabilities and shareholders’ equity
Liabilities
Payable to Sponsor	24,146	20,676
Unrealized depreciation on foreign currency forward contracts	217	1,441,622

Total liabilities	24,363	1,462,298

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	32,662,223	24,010,010

Total liabilities and shareholders’ equity	$32,686,586	$25,472,308

Shares outstanding	398,580	348,580

Net asset value per share	$81.95	$68.88

Market value per share (Note 2)	$81.83	$68.94

See accompanying notes to financial statements.

PROSHARES ULTRASHORT YEN

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Foreign Currency Forward Contracts^
	Settlement Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Unrealized Appreciation (Depreciation)/ Value
Contracts to Purchase
Yen with UBS AG	04/05/24	46,414,000	$306,840	$(217)

			Total Unrealized Depreciation	$(217)

Contracts to Sell
Yen with Goldman Sachs International	04/05/24	(4,271,976,165)	$(28,241,787)	$715,090
Yen with UBS AG	04/05/24	(5,644,914,574)	(37,318,203)	911,354

			Total Unrealized Appreciation	$1,626,444

^

The positions and counterparties herein are as of March 31, 2024. The Fund continually evaluates different counterparties for their transactions and counterparties are subject to change. New counterparties can be added at any time.

See accompanying notes to financial statements.

PROSHARES ULTRASHORT YEN

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$315,417	$204,200

Expenses
Management fee	66,133	50,812

Total expenses	66,133	50,812

Net investment income (loss)	249,284	153,388

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Foreign currency forward contracts	1,705,271	(1,027,976)
Short-term U.S. government and agency obligations	3,541	—

Net realized gain (loss)	1,708,812	(1,027,976)

Change in net unrealized appreciation (depreciation) on
Foreign currency forward contracts	2,938,152	1,862,262
Short-term U.S. government and agency obligations	—	(2,761)

Change in net unrealized appreciation (depreciation)	2,938,152	1,859,501

Net realized and unrealized gain (loss)	4,646,964	831,525

Net income (loss)	$4,896,248	$984,913

See accompanying notes to financial statements.

PROSHARES ULTRASHORT YEN

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$24,010,010	$21,397,736

Addition of 100,000 and 200,000 shares, respectively	7,579,960	11,156,537
Redemption of 50,000 and 150,000 shares, respectively	(3,823,995)	(8,427,368)

Net addition (redemption) of 50,000 and 50,000 shares, respectively	3,755,965	2,729,169

Net investment income (loss)	249,284	153,388
Net realized gain (loss)	1,708,812	(1,027,976)
Change in net unrealized appreciation (depreciation)	2,938,152	1,859,501

Net income (loss)	4,896,248	984,913

Shareholders’ equity, end of period	$32,662,223	$25,111,818

See accompanying notes to financial statements.

PROSHARES ULTRASHORT YEN

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$4,896,248	$984,913
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Proceeds from sales or maturities of short-term U.S. government and agency obligations	3,541	23,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	—	(4,702)
Net realized (gain) loss on investments	(3,541)	—
Change in unrealized (appreciation) depreciation on investments	(2,938,152)	(1,859,501)
Decrease (Increase) in interest receivable	(13,130)	(45,381)
Increase (Decrease) in payable to Sponsor	3,470	(10,546)

Net cash provided by (used in) operating activities	1,948,436	22,064,783

Cash flow from financing activities
Proceeds from addition of shares	7,579,960	8,356,690
Payment on shares redeemed	(3,823,995)	(11,110,823)

Net cash provided by (used in) financing activities	3,755,965	(2,754,133)

Net increase (decrease) in cash	5,704,401	19,310,650
Cash, beginning of period	25,242,327	4,104,127

Cash, end of period	$30,946,728	$23,414,777

See accompanying notes to financial statements.

PROSHARES VIX MID-TERM FUTURES ETF

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Cash	$71,789,332	$31,674,194
Segregated cash balances with brokers for futures contracts	11,712,177	5,936,995
Receivable on open futures contracts	905,571	137,945
Interest receivable	245,795	141,818

Total assets	84,652,875	37,890,952

Liabilities and shareholders’ equity
Liabilities
Brokerage commissions and futures account fees payable	2,524	1,876
Payable to Sponsor	47,287	22,933

Total liabilities	49,811	24,809

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	84,603,064	37,866,143

Total liabilities and shareholders’ equity	$84,652,875	$37,890,952

Shares outstanding	5,337,403	2,262,403

Net asset value per share	$15.85	$16.74

Market value per share (Note 2)	$15.85	$16.75

See accompanying notes to financial statements.

PROSHARES VIX MID-TERM FUTURES ETF

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

Futures Contracts Purchased

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
VIX Futures - Cboe, expires July 2024	993	$16,799,673	$(416,880)
VIX Futures - Cboe, expires August 2024	1,572	27,510,000	(204,210)
VIX Futures - Cboe, expires September 2024	1,572	28,311,406	(352,062)
VIX Futures - Cboe, expires October 2024	580	11,948,000	17,267

			$(955,885)

See accompanying notes to financial statements.

PROSHARES VIX MID-TERM FUTURES ETF

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$515,164	$647,920

Expenses
Management fee	96,887	150,123
Brokerage commissions	20,163	9,169
Futures accounts fees	6,004	11,440

Total expenses	123,054	170,732

Net investment income (loss)	392,110	477,188

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(6,108,469)	(15,820,720)
Short-term U.S. government and agency obligations	3,278	—

Net realized gain (loss)	(6,105,191)	(15,820,720)

Change in net unrealized appreciation (depreciation) on
Futures contracts	2,789,791	4,590,535
Short-term U.S. government and agency obligations	—	(8,075)

Change in net unrealized appreciation (depreciation)	2,789,791	4,582,460

Net realized and unrealized gain (loss)	(3,315,400)	(11,238,260)

Net income (loss)	$(2,923,290)	$(10,761,072)

See accompanying notes to financial statements.

PROSHARES VIX MID-TERM FUTURES ETF

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$37,866,143	$84,014,959

Addition of 3,375,000 and 275,000 shares, respectively	54,425,947	7,751,336
Redemption of 300,000 and 525,000 shares, respectively	(4,765,736)	(13,699,136)

Net addition (redemption) of 3,075,000 and (250,000) shares, respectively	49,660,211	(5,947,800)

Net investment income (loss)	392,110	477,188
Net realized gain (loss)	(6,105,191)	(15,820,720)
Change in net unrealized appreciation (depreciation)	2,789,791	4,582,460

Net income (loss)	(2,923,290)	(10,761,072)

Shareholders’ equity, end of period	$84,603,064	$67,306,087

See accompanying notes to financial statements.

PROSHARES VIX MID-TERM FUTURES ETF

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(2,923,290)	$(10,761,072)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	—	(214,823,214)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	3,278	220,000,000
Net amortization and accretion on short-term U.S. government and agency obligations	—	(236,917)
Net realized (gain) loss on investments	(3,278)	—
Change in unrealized (appreciation) depreciation on investments	—	8,075
Decrease (Increase) in receivable on open futures contracts	(767,626)	(26,021)
Decrease (Increase) in interest receivable	(103,977)	(28,792)
Increase (Decrease) in payable to Sponsor	24,354	(10,798)
Increase (Decrease) in brokerage commissions and futures account fees payable	648	(1,011)
Increase (Decrease) in payable on open futures contracts	—	14,074

Net cash provided by (used in) operating activities	(3,769,891)	(5,865,676)

Cash flow from financing activities
Proceeds from addition of shares	54,425,947	7,751,336
Payment on shares redeemed	(4,765,736)	(12,360,023)

Net cash provided by (used in) financing activities	49,660,211	(4,608,687)

Net increase (decrease) in cash	45,890,320	(10,474,363)
Cash, beginning of period	37,611,189	33,959,989

Cash, end of period	$83,501,509	$23,485,626

See accompanying notes to financial statements.

PROSHARES VIX SHORT-TERM FUTURES ETF

STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $69,205,152 and $59,648,776, respectively)	$69,201,410	$59,660,373
Cash	23,097,902	22,277,582
Segregated cash balances with brokers for futures contracts	49,390,884	59,164,337
Receivable from capital shares sold	1,617,143	—
Receivable on open futures contracts	19,465,649	16,047,893
Interest receivable	249,471	254,671

Total assets	163,022,459	157,404,856

Liabilities and shareholders’ equity
Liabilities
Payable on open futures contracts	—	580
Brokerage commissions and futures account fees payable	8,607	11,961
Payable to Sponsor	77,801	70,569

Total liabilities	86,408	83,110

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	162,936,051	157,321,746

Total liabilities and shareholders’ equity	$163,022,459	$157,404,856

Shares outstanding	12,600,947	10,150,947

Net asset value per share	$12.93	$15.50

Market value per share (Note 2)	$12.96	$15.51

See accompanying notes to financial statements.

PROSHARES VIX SHORT-TERM FUTURES ETF

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

(unaudited)

	Principal Amount	Value
Short-term U.S. government and agency obligations
(42% of shareholders’ equity)
U.S. Treasury Bills^^:
5.269% due 06/06/24	$30,000,000	$29,713,176
5.352% due 06/18/24	20,000,000	19,774,234
5.349% due 07/09/24	20,000,000	19,714,000

Total short-term U.S. government and agency obligations (cost $69,205,152)		$69,201,410

Futures Contracts Purchased

	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)/Value
VIX Futures - Cboe, expires April 2024	6,974	$100,207,314	$(6,554,137)
VIX Futures - Cboe, expires May 2024	4,068	62,722,458	(125,438)

			$(6,679,575)

^^	Rates shown represent discount rate at the time of purchase.

See accompanying notes to financial statements.

PROSHARES VIX SHORT-TERM FUTURES ETF

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$1,758,262	$2,120,561

Expenses
Management fee	336,376	517,488
Brokerage commissions	40,259	96,497
Futures accounts fees	33,271	50,659

Total expenses	409,906	664,644

Net investment income (loss)	1,348,356	1,455,917

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(31,758,964)	(46,096,702)
Short-term U.S. government and agency obligations	4,830	8

Net realized gain (loss)	(31,754,134)	(46,096,694)

Change in net unrealized appreciation (depreciation) on
Futures contracts	2,984,519	1,147,992
Short-term U.S. government and agency obligations	(15,339)	(17,966)

Change in net unrealized appreciation (depreciation)	2,969,180	1,130,026

Net realized and unrealized gain (loss)	(28,784,954)	(44,966,668)

Net income (loss)	$(27,436,598)	$(43,510,751)

See accompanying notes to financial statements.

PROSHARES VIX SHORT-TERM FUTURES ETF

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$157,321,746	$266,580,320

Addition of 3,800,000 and 2,300,000 shares, respectively (Note 1)	52,780,309	108,467,352
Redemption of 1,350,000 and 1,955,000 shares, respectively (Note 1)	(19,729,406)	(104,771,717)

Net addition (redemption) of 2,450,000 and 345,000 shares, respectively (Note 1)	33,050,903	3,695,635

Net investment income (loss)	1,348,356	1,455,917
Net realized gain (loss)	(31,754,134)	(46,096,694)
Change in net unrealized appreciation (depreciation)	2,969,180	1,130,026

Net income (loss)	(27,436,598)	(43,510,751)

Shareholders’ equity, end of period	$162,936,051	$226,765,204

See accompanying notes to financial statements.

PROSHARES VIX SHORT-TERM FUTURES ETF

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(27,436,598)	$(43,510,751)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(108,597,450)	(124,671,570)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	99,944,134	109,979,608
Net amortization and accretion on short-term U.S. government and agency obligations	(898,230)	(819,344)
Net realized (gain) loss on investments	(4,830)	(8)
Change in unrealized (appreciation) depreciation on investments	15,339	17,966
Decrease (Increase) in receivable on open futures contracts	(3,417,756)	26,481,863
Decrease (Increase) in interest receivable	5,200	(108,848)
Increase (Decrease) in payable to Sponsor	7,232	6,899
Increase (Decrease) in brokerage commissions and futures account fees payable	(3,354)	(13,059)
Increase (Decrease) in payable on open futures contracts	(580)	129,396

Net cash provided by (used in) operating activities	(40,386,893)	(32,507,848)

Cash flow from financing activities
Proceeds from addition of shares	51,163,166	103,045,732
Payment on shares redeemed	(19,729,406)	(105,342,190)

Net cash provided by (used in) financing activities	31,433,760	(2,296,458)

Net increase (decrease) in cash	(8,953,133)	(34,804,306)
Cash, beginning of period	81,441,919	125,161,810

Cash, end of period	$72,488,786	$90,357,504

See accompanying notes to financial statements.

PROSHARES TRUST II

COMBINED STATEMENTS OF FINANCIAL CONDITION

	March 31, 2024 (unaudited)	December 31, 2023
Assets
Short-term U.S. government and agency obligations (Note 3) (cost $1,101,228,826 and $690,346,244, respectively)	$1,101,171,661	$690,474,277
Cash	686,826,766	1,209,034,101
Segregated cash balances with brokers for futures contracts	641,544,576	810,718,438
Segregated cash balances with brokers for foreign currency forward contracts	13,994,228	13,366,243
Segregated cash balances with brokers for swap agreements	341,437,002	345,924,043
Unrealized appreciation on swap agreements	63,733,847	21,033,528
Unrealized appreciation on foreign currency forward contracts	2,797,020	2,011,074
Receivable from capital shares sold	61,874,968	22,784,178
Receivable on open futures contracts	214,903,522	237,610,648
Interest receivable	3,923,324	6,486,760

Total assets	3,132,206,914	3,359,443,290

Liabilities and shareholders’ equity
Liabilities
Payable for capital shares redeemed	9,773,354	39,357,935
Payable on open futures contracts	28,050,589	27,280,746
Brokerage commissions and futures account fees payable	72,259	131,497
Payable to Sponsor	2,352,890	2,654,226
Unrealized depreciation on swap agreements	964,091	3,841,216
Unrealized depreciation on foreign currency forward contracts	2,314,050	3,345,544

Total liabilities	43,527,233	76,611,164

Commitments and Contingencies (Note 2)
Shareholders’ equity
Shareholders’ equity	3,088,679,681	3,282,832,126

Total liabilities and shareholders’ equity	$3,132,206,914	$3,359,443,290

Shares outstanding (Note 8)	131,485,809	113,030,809

See accompanying notes to financial statements.

PROSHARES TRUST II

COMBINED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Investment Income
Interest	$30,789,270	$33,875,375
Expenses
Management fee	7,170,260	9,254,328
Brokerage commissions	1,843,552	2,374,632
Futures account fees	230,463	402,762

Total expenses	9,244,275	12,031,722

Net investment income (loss)	21,544,995	21,843,653

Realized and unrealized gain (loss) on investment activity
Net realized gain (loss) on
Futures contracts	(288,399,020)	(1,085,860,567)
Swap agreements	89,484,514	90,224,693
Foreign currency forward contracts	(1,125,591)	(2,453,816)
Short-term U.S. government and agency obligations	69,945	(13,530)

Net realized gain (loss)	(199,970,152)	(998,103,220)

Change in net unrealized appreciation (depreciation) on
Futures contracts	(100,372,675)	(32,561,423)
Swap agreements	45,577,444	(150,345,998)
Foreign currency forward contracts	1,817,440	1,417,263
Short-term U.S. government and agency obligations	(185,198)	(217,091)

Change in net unrealized appreciation (depreciation)	(53,162,989)	(181,707,249)

Net realized and unrealized gain (loss)	(253,133,141)	(1,179,810,469)

Net income (loss)	$(231,588,146)	$(1,157,966,816)

See accompanying notes to financial statements.

PROSHARES TRUST II

COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(unaudited)

	Three Months Ended March 31,
	2024	2023
Shareholders’ equity, beginning of period	$3,282,832,126	$3,887,786,746

Addition of 76,945,000 and 70,821,500 shares, respectively (Note 1) (Note 8)	1,797,533,442	4,125,870,321
Redemption of 58,490,000 and 66,280,500 shares, respectively (Note 1) (Note 8)	(1,760,097,741)	(2,717,059,358)

Net addition (redemption) of 18,455,000 and 4,541,000 shares, respectively (Note 1) (Note 8)	37,435,701	1,408,810,963

Net investment income (loss)	21,544,995	21,843,653
Net realized gain (loss)	(199,970,152)	(998,103,220)
Change in net unrealized appreciation (depreciation)	(53,162,989)	(181,707,249)

Net income (loss)	(231,588,146)	(1,157,966,816)

Shareholders’ equity, end of period	$3,088,679,681	$4,138,630,893

See accompanying notes to financial statements.

PROSHARES TRUST II

COMBINED STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities
Net income (loss)	$(231,588,146)	$(1,157,966,816)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Purchases of short-term U.S. government and agency obligations	(1,454,832,843)	(18,561,204,980)
Proceeds from sales or maturities of short-term U.S. government and agency obligations	1,056,718,779	18,914,616,336
Net amortization and accretion on short-term U.S. government and agency obligations	(12,698,573)	(15,486,607)
Net realized (gain) loss on investments	(69,945)	13,530
Change in unrealized (appreciation) depreciation on investments	(47,209,686)	149,145,826
Decrease (Increase) in receivable on futures contracts	22,707,126	85,542,272
Decrease (Increase) in interest receivable	2,563,436	(1,775,294)
Increase (Decrease) in payable to Sponsor	(301,336)	19,076
Increase (Decrease) in brokerage commissions and futures account fees payable	(59,238)	(8,695)
Increase (Decrease) in payable on futures contracts	769,843	9,174,527

Net cash provided by (used in) operating activities	(664,000,583)	(577,930,825)

Cash flow from financing activities
Proceeds from addition of shares	1,758,442,652	4,047,735,876
Payment on shares redeemed	(1,789,682,322)	(2,662,086,765)

Net cash provided by (used in) financing activities	(31,239,670)	1,385,649,111

Net increase (decrease) in cash	(695,240,253)	807,718,286
Cash, beginning of period	2,379,042,825	1,826,767,616

Cash, end of period	$1,683,802,572	$2,634,485,902

See accompanying notes to financial statements.

PROSHARES TRUST II

NOTES TO FINANCIAL STATEMENTS

March 31, 2024

(unaudited)

NOTE 1 - ORGANIZATION

ProShares Trust II (the “Trust”) is a Delaware statutory trust formed on October 9, 2007 and is currently organized into separate series (each, a “Fund” and collectively, the “Funds”). As of March 31, 2024, the following sixteen series of the Trust have commenced investment operations: (i) ProShares VIX Short-Term Futures ETF and ProShares VIX Mid-Term Futures ETF (each, a “Matching VIX Fund” and collectively, the “Matching VIX Funds”); (ii) ProShares Short VIX Short-Term Futures ETF and ProShares Ultra VIX Short-Term Futures ETF (each, a “Geared VIX Fund” and collectively, the “Geared VIX Funds”); and (iii) ProShares UltraShort Bloomberg Crude Oil, ProShares UltraShort Bloomberg Natural Gas, ProShares UltraShort Gold, ProShares UltraShort Silver, ProShares UltraShort Euro, ProShares UltraShort Yen, ProShares Ultra Bloomberg Crude Oil, ProShares Ultra Bloomberg Natural Gas, ProShares Ultra Gold, ProShares Ultra Silver, ProShares Ultra Euro and ProShares Ultra Yen (each, a “Leveraged Fund” and collectively, the “Leveraged Funds”); Each of the Funds listed above issues common units of beneficial interest (“Shares”), which represent units of fractional undivided beneficial interest in and ownership of only that Fund. The Shares of each Fund, other than the Matching VIX Funds and the Geared VIX Funds, are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Matching VIX Funds and the Geared VIX Funds are listed on the Cboe BZX Exchange (“Cboe BZX”). The Leveraged Funds and the Geared VIX Funds, are collectively referred to as the “Geared Funds” in these Notes to Financial Statements. The Geared VIX Funds and the Matching VIX Funds are collectively referred to as the “VIX Funds” in these Notes to Financial Statements.

The Trust had no operations prior to November 24, 2008, other than matters relating to its organization, the registration of each series under the Securities Act of 1933, as amended, and the sale and issuance to ProShare Capital Management LLC (the “Sponsor”) of fourteen Shares at an aggregate purchase price of $350 in each of the following Funds: ProShares UltraShort Bloomberg Crude Oil, ProShares UltraShort Gold, ProShares UltraShort Silver, ProShares UltraShort Euro, ProShares UltraShort Yen, ProShares Ultra Bloomberg Crude Oil, ProShares Ultra Gold, ProShares Ultra Silver, ProShares Ultra Euro and ProShares Ultra Yen.

Groups of Funds are collectively referred to in several different ways. References to “Short Funds,” “UltraShort Funds,” or “Ultra Funds” refer to the different Funds based upon their investment objectives, but without distinguishing among the Funds’ benchmarks. References to “Commodity Index Funds,” “Commodity Funds” and “Currency Funds” refer to the different Funds according to their general benchmark categories without distinguishing among the Funds’ investment objectives or Fund-specific benchmarks. References to “VIX Funds” refer to the different Funds based upon their investment objective and their general benchmark categories.

The “Short” Fund seeks daily investment results, before fees and expenses, that correspond to one-half the inverse (-0.5x) of the daily performance of its corresponding benchmark. Each “UltraShort” Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of its corresponding benchmark. Each “Ultra” Fund seeks daily investment results, before fees and expenses, that correspond to either one and one-half times (1.5x) or two times (2x) the daily performance of its corresponding benchmark. Each Matching VIX Fund seeks investment results, before fees and expenses, both for a single day and over time, that match (1x) the performance of its corresponding benchmark. Daily performance is measured from the calculation of each Fund’s net asset value (“NAV”) to the Fund’s next NAV calculation.

The Geared Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day because mathematical compounding prevents the Geared Funds from achieving such results. Accordingly, results over periods of time greater than a single day should not be expected to be a simple multiple (e.g., -0.5x, -2x, 1.5x, or 2x) of the period return of the corresponding benchmark and will likely differ significantly.

Share Splits

The table below includes forward and reverse Share splits for the Funds during the three months March 31, 2024, and during the year ended December 31, 2023. The ticker symbols for these Funds did not change, and each Fund continues to trade on its primary listing exchange, as applicable.

Fund	Execution Date (Prior to Opening of Trading)	Type of Split	Date Trading Resumed at Post- Split Price

ProShares VIX Short-Term Futures	June 22, 2023	1-for-5 reverse Share split	June 23, 2023

ProShares Ultra VIX Short-Term Futures	June 22, 2023	1-for-10 reverse Share split	June 23, 2023

ProShares Ultra Bloomberg Natural Gas	June 22, 2023	1-for-20 reverse Share split	June 23, 2023

The reverse splits were applied retroactively for all periods presented, reducing the number of Shares outstanding for each of the Funds, and resulted in a proportionate increase in the price per Share and per Share information of each such Fund. Therefore, the reverse splits did not change the aggregate net asset value of a shareholder’s investment at the time of the reverse split.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company, as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” As such, the Funds follow the investment company accounting and reporting guidance. The following is a summary of significant accounting policies followed by each Fund, as applicable, in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The accompanying unaudited financial statements were prepared in accordance with GAAP for interim financial information and with the instructions for Form 10-Q and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, considered necessary for a fair statement of the interim period financial statements have been made. Interim period results are not necessarily indicative of results for a full-year period. These financial statements and the notes thereto should be read in conjunction with the Trust’s and the Funds’ financial statements included in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 29, 2024.

Use of Estimates & Indemnifications

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of material or significant loss to be remote.

Basis of Presentation

Pursuant to rules and regulations of the SEC, these financial statements are presented for the Trust as a whole, as the SEC registrant, and for each Fund individually. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Fund shall be enforceable only against the assets of such Fund and not against the assets of the Trust generally or any other Fund. Accordingly, the assets of each Fund of the Trust include only those funds and other assets that are paid to, held by or distributed to the Trust for the purchase of Shares in that Fund.

Statements of Cash Flows

The cash amounts shown in the Statements of Cash Flows are the amounts reported as cash in the Statements of Financial Condition dated March 31, 2024 and 2023, and represents cash, segregated cash balances with brokers for futures contracts, segregated cash with brokers for swap agreements and segregated cash with brokers for foreign currency forward agreements but does not include short-term investments.

Final Net Asset Value for Fiscal Period

The cut-off times and the times of the calculation of the Funds’ final net asset value for creation and redemption of fund Shares for the three months ended March 31, 2024 were typically as follows. All times are Eastern Standard Time:

Fund	Create/Redeem Cut-off*	NAV Calculation Time	NAV Calculation Date
Ultra Silver and UltraShort Silver	1:00 p.m.	1:25 p.m.	March 28, 2024

Ultra Gold and UltraShort Gold	1:00 p.m.	1:30 p.m.	March 28, 2024

Ultra Bloomberg Crude Oil,
Ultra Bloomberg Natural Gas,
UltraShort Bloomberg Crude Oil and
UltraShort Bloomberg Natural Gas	2:00 p.m.	2:30 p.m.	March 28, 2024

Ultra Euro,
Ultra Yen,
UltraShort Euro and
UltraShort Yen	3:00 p.m.	4:00 p.m.	March 28, 2024

Short VIX Short-Term Futures ETF,
Ultra VIX Short-Term Futures ETF,
VIX Mid-Term Futures ETF and
VIX Short-Term Futures ETF	2:00 p.m.	4:00 p.m.	March 28, 2024

*

Although the Funds’ shares may continue to trade on secondary markets subsequent to the calculation of the final NAV, these times represent the final opportunity to transact in creation or redemption units for the three months ended March 31, 2024.

Market value per Share is determined at the close of the applicable primary listing exchange and may be from when the Funds’ NAV per Share is calculated.

For financial reporting purposes, the Funds value transactions based upon the final closing price in their primary markets. Accordingly, the investment valuations in these financial statements may differ from those used in the calculation of certain of the Funds’ final creation/redemption NAV for the three months ended March 31, 2024.

Investment Valuation

Short-term investments are valued at amortized cost which approximates fair value for daily NAV purposes. For financial reporting purposes, short-term investments are valued at their market price using information provided by a third-party pricing service or market quotations. In each of these situations, valuations are typically categorized as Level I in the fair value hierarchy.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate fair value.

Derivatives (e.g., futures contracts, options, swap agreements, forward agreements and foreign currency forward contracts) are generally valued using independent sources and/or agreements with counterparties or other procedures as determined by the Sponsor. Futures contracts, except for those entered into by the Gold, Silver and UltraShort Euro Fund, are generally valued at the last settled price on the applicable exchange on which that future trades. Futures contracts entered into by the Gold, Silver and UltraShort Euro Fund are generally valued at the last sales price prior to the time at which the NAV per Share of a Fund is determined. For financial reporting purposes, all futures contracts are generally valued at the last settled price. Futures contracts valuations are typically categorized as Level I in the fair value hierarchy. Swap agreements, forward agreements and foreign currency forward contracts valuations are typically categorized as Level II in the fair value hierarchy. The Sponsor may in its sole discretion choose to determine a fair value price as the basis for determining the market value of such position. Such fair value prices would generally be determined based on available inputs about the current value of the underlying financial instrument or commodity and would be based on principles that the Sponsor deems fair and equitable so long as such principles are consistent with industry standards. The Sponsor may fair value an asset of a Fund pursuant to the policies the Sponsor has adopted. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level II or Level III in the fair value hierarchy.

Fair value pricing may require subjective determinations about the value of an investment. While the Funds’ policies are intended to result in a calculation of its respective Fund’s NAV that fairly reflects investment values as of the time of pricing, such Fund cannot ensure that fair values determined by the Sponsor or persons acting at their direction would accurately reflect the price that a Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale). The prices used by such Fund may differ from the value that would be realized if the investments were sold and the differences could be material to the financial statements.

Fair Value of Financial Instruments

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The disclosure requirements establish a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs); and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the disclosure requirements hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety.

Fair value measurements also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following table summarizes the valuation of investments at March 31, 2024 using the fair value hierarchy:

	Level I - Quoted Prices		Level II - Other Significant Observable Inputs
Fund	Short-Term U.S. Government and Agencies	Futures Contracts*	Foreign Currency Forward Contracts	Swap Agreements	Total
ProShares Short VIX Short-Term Futures ETF	$148,757,467	$8,013,037	$—	$—	$156,770,504
ProShares Ultra Bloomberg Crude Oil	301,974,899	21,911,745	—	47,666,365	371,553,009
ProShares Ultra Bloomberg Natural Gas	—	(92,772,278)	—	—	(92,772,278)
ProShares Ultra Euro	—	—	(202,565)	—	(202,565)
ProShares Ultra Gold	138,587,964	2,377,155	—	7,535,027	148,500,146
ProShares Ultra Silver	205,080,219	22,681,594	—	8,532,455	236,294,268
ProShares Ultra VIX Short-Term Futures ETF	$59,307,872	$(17,898,783)	$—	$—	$41,409,089
ProShares Ultra Yen	—	—	(2,059,646)	—	(2,059,646)
ProShares UltraShort Bloomberg Crude Oil	123,814,531	(11,995,111)	—	—	111,819,420
ProShares UltraShort Bloomberg Natural Gas	54,447,299	20,277,127	—	—	74,724,426
ProShares UltraShort Euro	—	—	1,118,954	—	1,118,954
ProShares UltraShort Gold	—	(207,050)	—	(481,581)	(688,631)
ProShares UltraShort Silver	—	(61,220)	—	(482,510)	(543,730)
ProShares UltraShort Yen	—	—	1,626,227	—	1,626,227
ProShares VIX Mid-Term Futures ETF	—	(955,885)	—	—	(955,885)
ProShares VIX Short-Term Futures ETF	69,201,410	(6,679,575)	—	—	62,521,835

Combined Trust:	$1,101,171,661	$(55,309,244)	$482,970	$62,769,756	$1,109,115,143

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Financial Condition in receivable/payable on open futures.

The following table summarizes the valuation of investments at December 31, 2023 using the fair value hierarchy:

	Level I - Quoted Prices		Level II - Other Significant Observable Inputs
Fund	Short-Term U.S. Government and Agencies	Futures Contracts*	Foreign Currency Forward Contracts	Swap Agreements	Total
ProShares Short VIX Short-Term Futures ETF	$109,410,342	$12,640,624	$—	$—	$122,050,966
ProShares Ultra Bloomberg Crude Oil	233,476,941	(3,515,232)	—	17,954,935	247,916,644
ProShares Ultra Bloomberg Natural Gas	64,459,117	43,607,070	—	—	108,066,187
ProShares Ultra Euro	—	—	306,949	—	306,949
ProShares Ultra Gold	59,507,594	4,096,275	—	3,078,593	66,682,462
ProShares Ultra Silver	114,276,025	12,400,748	—	(2,827,221)	123,849,552
ProShares Ultra VIX Short-Term Futures ETF	—	(31,183,911)	—	—	(31,183,911)
ProShares Ultra Yen	—	—	1,519,285	—	1,519,285
ProShares UltraShort Bloomberg Crude Oil	49,683,885	22,436,319	—	—	72,120,204
ProShares UltraShort Bloomberg Natural Gas	—	(3,553,507)	—	—	(3,553,507)
ProShares UltraShort Euro	—	—	(1,848,779)	—	(1,848,779)
ProShares UltraShort Gold	—	(144,231)	—	(199,821)	(344,052)
ProShares UltraShort Silver	—	1,689,046	—	(814,174)	874,872
ProShares UltraShort Yen	—	—	(1,311,925)	—	(1,311,925)
ProShares VIX Mid-Term Futures ETF	—	(3,745,676)	—	—	(3,745,676)
ProShares VIX Short-Term Futures ETF	59,660,373	(9,664,094)	—	—	49,996,279

Combined Trust:	$690,474,277	$45,063,431	$(1,334,470)	$17,192,312	$751,395,550

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Financial Condition in receivable/payable on open futures.

There were no transfers into or out of Level 3 for the quarter ended March 31, 2024 or the year ended December 31, 2023.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Investment Transactions and Related Income

Investment transactions are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized appreciation (depreciation) on open contracts are reflected in the Statements of Financial Condition and changes in the unrealized appreciation (depreciation) between periods are reflected in the Statements of Operations.

Interest income is generally recognized on an accrual basis and includes the amortization of discount on short-term U.S. government and agency obligations and is reflected in the Statement of Operations. Additionally, interest income may be earned on Repurchase Agreements and/or cash held on deposit with brokers for futures contracts.

Brokerage Commissions and Futures Account Fees

Each Fund pays its respective brokerage commissions, including applicable exchange fees, National Futures Association (“NFA”) fees, give-up fees, pit brokerage fees and other transaction related fees and expenses charged in connection with trading activities for each Fund’s investment in U.S. Commodity Futures Trading Commission (“CFTC”) regulated investments. The effects of trading spreads, financing costs/fees associated with Financial Instruments, and costs relating to the purchase of U.S. Treasury securities or similar high credit quality short-term fixed-income would also be borne by the Funds. Brokerage commissions on futures contracts are recognized on a half-turn basis (e.g., the first half is recognized when the contract is purchased (opened) and the second half is recognized when the transaction is closed). The Sponsor is currently paying brokerage commissions on VIX futures contracts for the Matching VIX Funds that exceed variable create/redeem fees collected by more than 0.02% of the Matching VIX Fund’s average net assets annually.

Federal Income Tax

Each Fund is registered as a series of a Delaware statutory trust and is treated as a partnership for U.S. federal income tax purposes. Accordingly, no Fund expects to incur U.S. federal income tax liability; rather, each beneficial owner of a Fund’s Shares is required to take into account its allocable share of its Fund’s income, gain, loss, deductions and other items for its Fund’s taxable year ending with or within the beneficial owner’s taxable year.

Management of the Funds has reviewed all open tax years and major jurisdictions (i.e., last three years and the interim tax period since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. On an ongoing basis, management monitors its tax positions taken under the interpretation to determine if adjustments to conclusions are necessary based on factors including, but not limited to, on-going analysis of tax law, regulation, and interpretations thereof.

NOTE 3 – INVESTMENTS

Short-Term Investments

The Funds may purchase U.S. Treasury Bills, agency securities, and other high-credit quality short-term fixed income or similar securities with original maturities of one year or less. A portion of these investments may be posted as collateral in connection with swap agreements, futures, and/or forward contracts.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include affecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Fund’s custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy, or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

At March 31, 2024, the Trust did not have any open repurchase agreements.

Accounting for Derivative Instruments

In seeking to achieve each Fund’s investment objective, the Sponsor uses a mathematical approach to investing. Using this approach, the Sponsor determines the type, quantity and mix of investment positions, including derivative positions, which the Sponsor believes in combination, should produce returns consistent with a Fund’s objective.

All open derivative positions at period end are reflected on each respective Fund’s Schedule of Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objectives during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivatives contracts in order to achieve the appropriate exposure to meet its investment objective, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Following is a description of the derivative instruments used by the Funds during the reporting period, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Funds may enter into futures contracts to gain exposure to changes in the value of, or as a substitute for investing directly in (or shorting), an underlying Index, currency or commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of asset at a specified time and place. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity, if applicable, or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery, or by cash settlement at expiration of contract.

Upon entering into a futures contract, each Fund is required to deposit and maintain as collateral at least such initial margin as required by the exchange on which the transaction is affected. The initial margin is segregated as cash and/or securities balances with brokers for futures contracts, as disclosed in the Statements of Financial Condition, and is restricted as to its use. The Funds that enter into futures contracts maintain collateral at the broker in the form of cash and/or securities. Pursuant to the futures contract, each Fund generally agrees to receive from or pay to the broker(s) an amount of cash equal to the daily fluctuation in value of the futures contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Each Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (specifically exchange rate sensitivity, commodity price risk or equity market volatility risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. Additional risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying Index or commodity and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal but some counterparty risk to the Funds since futures contracts are exchange-traded and the credit risk resides with the Funds’ clearing broker or clearinghouse itself. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified times during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Option Contracts

An option is a contract that gives the buyer the right, but not the obligation, to buy or sell a specified quantity of a commodity or other instrument at a specific (or strike) price within a specified period of time, regardless of the market price of that instrument. There are two types of options: calls and puts. A call option conveys to the option buyer the right to purchase a particular futures contract at a stated price at any time during the life of the option. A put option conveys to the option buyer the right to sell a particular futures contract at a stated price at any time during the life of the option. Options written by a Fund may be wholly or partially covered (meaning that the Fund holds an offsetting position) or uncovered. In the case of the purchase of an option, the risk of loss of an investor’s entire investment (i.e., the premium paid plus transaction charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires. Where an option is written or granted (i.e., sold) uncovered, the seller may be liable to pay substantial additional margin, and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the market value.

When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss).

When a Fund purchases an option, the Fund pays a premium which is included as an asset on the Statement of Financial Condition and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Certain options transactions may subject the writer (seller) to unlimited risk of loss in the event of an increase in the price of the contract to be purchased or delivered. The value of a Fund’s options transactions, if any, will be affected by, among other things, changes in the value of a Fund’s underlying benchmark relative to the strike price, changes in interest rates, changes in the actual and implied volatility of the Fund’s underlying benchmark, and the remaining time until the options expire, or any combination thereof. The value of the options should not be expected to increase or decrease at the same rate as the level of the Fund’s underlying benchmark, which may contribute to tracking error. Options may be less liquid than certain other securities. A Fund’s ability to trade options will be dependent on the willingness of counterparties to trade such options with the Fund. In a less liquid market for options, a Fund may have difficulty closing out certain option positions at desired times and prices. A Fund may experience substantial downside from specific option positions and certain option positions may expire worthless. Over-the-counter options generally are not assignable except by agreement between the parties concerned, and no party or purchaser has any obligation to permit such assignments. The over-the-counter market for options is relatively illiquid, particularly for relatively small transactions. The use of options transactions exposes a Fund to liquidity risk and counterparty credit risk, and in certain circumstances may expose the Fund to unlimited risk of loss. The Funds may buy and sell options on futures contracts, which may present even greater volatility and risk of loss.

Each Oil Fund (ProShares UltraShort Bloomberg Crude Oil and ProShares Ultra Bloomberg Crude Oil) may, but is not required to, seek to use swap agreements or options strategies that limit losses (i.e., have “floors”) or are otherwise designed to prevent the Fund’s net asset value from going to zero. These investment strategies will not prevent an Oil Fund from losing value, and their use may not prevent a Fund’s NAV from going to zero. Rather, they are intended to allow an Oil Fund to preserve a small portion of its value in the event of significant movements in its benchmark or Financial Instruments based on its benchmark. There can be no guarantee that an Oil Fund will be able to implement such strategies, continue to use such strategies, or that such strategies will be successful. Each Oil Fund will incur additional costs as a result of using such strategies. Use of strategies designed to limit losses may also place “caps” or “ceilings” on performance and could significantly limit Fund gains, could cause a Fund to perform in a manner not consistent with its investment objective and could otherwise have a significant impact on Fund performance.

Swap Agreements

Certain of the Funds enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in (or shorting) an underlying Index, currency or commodity, or to create an economic hedge against a position. Swap agreements are two-party contracts that have traditionally been entered into primarily with institutional investors in over-the-counter (“OTC”) markets for a specified period, ranging from a day to more than one year. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provides for significant reforms of the OTC derivative markets, including a requirement to execute certain swap transactions on a CFTC-regulated market and/or to clear such transactions through a CFTC-regulated central clearing organization. In a standard swap transaction, two parties agree to exchange the returns earned or realized on a particular predetermined investment, instrument or Index in exchange for a fixed or floating rate of return in respect of a predetermined notional amount. Transaction or commission costs are reflected in the benchmark level at which the transaction is entered into. The gross returns to be exchanged are calculated with respect to a notional amount and the benchmark returns to which the swap is linked. Swap agreements do not involve the delivery of underlying instruments.

Generally, swap agreements entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, each Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”). In a typical swap agreement entered into by a Matching VIX Fund or Ultra Fund, the Matching VIX Fund or Ultra Fund would be entitled to settlement payments in the event the level of the benchmark increases and would be required to make payments to the swap counterparties in the event the level of the benchmark decreases, adjusted for any transaction costs or trading spreads on the notional amount the Funds may pay. In a typical swap agreement entered into by a Short Fund or an UltraShort Fund, the Short Fund or UltraShort Fund would be required to make payments to the swap counterparties in the event the level of the benchmark increases and would be entitled to settlement payments in the event the level of the benchmark decreases, adjusted for any transaction costs or trading spreads on the notional amount the Funds may pay.

The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each OTC swap agreement is accrued on a daily basis and an amount of cash and/or securities having an aggregate value at least equal to such accrued excess is maintained for the benefit of the counterparty in a segregated account by the Funds’ Custodian. The net amount of the excess, if any, of each Fund’s entitlements over its obligations with respect to each OTC swap agreement is accrued on a daily basis and an amount of cash and/or securities having an aggregate value at least equal to such accrued excess is maintained for the benefit of the Fund in a segregated account by a third party custodian. Until a swap agreement is settled in cash, the gain or loss on the notional amount less any transaction costs or trading spreads payable by each Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” Swap agreements are generally valued at the last settled price of the benchmark referenced asset.

Swap agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed to the party under the agreement. This could cause a Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the unrealized gain/loss reflected. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement, which may exceed the NAV of each Fund. Additional risks associated with the use of swap agreements are imperfect correlations between movements in the notional amount and the price of the underlying reference Index and the inability of counterparties to perform. Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will typically enter into swap agreements only with major global financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Sponsor. The Sponsor may use various techniques to minimize credit risk including early termination and payment, using different counterparties, limiting the net amount due from any individual counterparty and generally requiring collateral to be posted by the counterparty in an amount approximately equal to that owed to the Funds. All of the outstanding swap agreements at March 31, 2024 contractually terminate within one month but may be terminated without penalty by either party at any time. Upon termination, the Fund is obligated to pay or receive the “unrealized appreciation or depreciation” amount.

The Funds, as applicable, collateralize swap agreements by segregating or designating cash and/or certain securities as indicated on the Statements of Financial Condition or Schedules of Investments. As noted above, collateral posted in connection with OTC derivative transactions is held for the benefit of the counterparty in a segregated tri-party account at the Custodian to protect the counterparty against non-payment by the Funds. The collateral held in this account is restricted as to its use. In the event of a default by the counterparty, the Funds will seek withdrawal of this collateral from the segregated account and may incur certain costs in exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks in connection with OTC swaps by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. In the event of a bankruptcy of a counterparty, such Fund will have direct access to the collateral received from the counterparty, generally as of the day prior to the bankruptcy, because there is a one day time lag between the Fund’s request for collateral and the delivery of such collateral. To the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described above, including the possible delays in recovering amounts as a result of bankruptcy proceedings. As of March 31, 2024, the collateral posted by counterparties consisted of cash and/or U.S. Treasury securities.

The counterparty/credit risk for cleared derivative transactions is generally lower than for OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

Forward Contracts

Certain of the Funds enter into forward contracts for the purpose of pursuing their investment objectives and as a substitute for investing directly in (or shorting) commodities and/or currencies. A forward contract is an agreement between two parties to purchase or sell a specified quantity of an asset at or before a specified date in the future at a specified price. Forward contracts are typically traded in OTC markets and all details of the contracts are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets.

The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. The forward contracts are adjusted by the daily fluctuation of the underlying commodity or currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Forward contracts have traditionally not been cleared or guaranteed by a third party. As a result of the Dodd-Frank Act, the CFTC now regulates non-deliverable forwards (including deliverable forwards where the parties do not take delivery). Certain non-deliverable forward contracts, such as non-deliverable foreign exchange forwards, may be subject to regulation as swap agreements, including mandatory clearing. Changes in the forward markets may entail increased costs and result in increased reporting requirements.

The Funds may collateralize OTC forward commodity contracts by segregating or designating cash and/or certain securities as indicated on their Statements of Financial Condition or Schedules of Investments. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at a third party custodian to protect the counterparty against non-payment by the Funds. The collateral held in this account is restricted as to its use. In the event of a default by the counterparty, the Funds will seek withdrawal of this collateral from the segregated account and may incur certain costs in exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizational proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to minimum thresholds. In the event of the bankruptcy of a counterparty, the Fund will have direct access to the collateral received from the counterparty, generally as of the day prior to the bankruptcy, because there is a one day time lag between the Fund’s request for collateral and the delivery of such collateral. To the extent any such collateral is insufficient, the Fund will be exposed to counterparty risk as described above, including the possible delays in recovering amounts as a result of bankruptcy proceedings. As of March 31, 2024, the collateral posted by counterparties consisted of cash and/or U.S. Treasury securities.

Participants in trading foreign exchange forward contracts often do not require margin deposits, but rely upon internal credit limitations and their judgments regarding the creditworthiness of their counterparties. In recent years, however, many OTC market participants in foreign exchange trading have begun to require their counterparties to post margin.

A Fund will typically enter into forward contracts only with major global financial institutions. The creditworthiness of each of the firms that is a party to a forward contract is monitored by the Sponsor.

The counterparty/credit risk for cleared derivative transactions is generally lower than for OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

The following tables indicate the location of derivative related items on the Statements of Financial Condition as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of March 31, 2024
		Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Fund	Statements of Financial Condition Location	Unrealized Appreciation		Statements of Financial Condition Location	Unrealized Depreciation
VIX Futures Contracts		Receivable on open futures contracts, unrealized appreciation on swap agreements			Payable on open futures contracts, unrealized depreciation on swap agreements
	ProShares Short VIX Short-Term Futures ETF		$8,013,037	*		$—
	ProShares Ultra VIX Short-Term Futures ETF		—			17,898,783	*
	ProShares VIX Mid-Term Futures ETF		17,267	*		973,152	*
	ProShares VIX Short-Term Futures ETF		—			6,679,575	*
Commodities Contracts		Receivables on open futures contracts and/or unrealized appreciation on swap agreements			Payable on open futures contracts and/or unrealized depreciation on swap agreements
	ProShares Ultra Bloomberg Crude Oil		69,578,110	*		—
	ProShares Ultra Bloomberg Natural Gas		—			92,772,278	*
	ProShares Ultra Gold		9,912,182	*		—
	ProShares Ultra Silver		31,214,049	*		—
	ProShares UltraShort Bloomberg Crude Oil		—			11,995,111	*
	ProShares UltraShort Bloomberg Natural Gas		20,277,127	*		—
	ProShares UltraShort Gold		—			688,631	*
	ProShares UltraShort Silver		—			543,730	*

Foreign Exchange Contracts		Unrealized appreciation on foreign currency forward contracts, and/or receivables on open futures contracts			Unrealized depreciation on foreign currency forward contracts, and/or payable on open futures contracts
	ProShares Ultra Euro		965			203,530
	ProShares Ultra Yen		5,548			2,065,194
	ProShares UltraShort Euro		1,164,063			45,109
	ProShares UltraShort Yen		1,626,444			217

		Combined Trust:	$141,808,792	*		$133,865,310	*

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Financial Condition in receivable/payable on open futures.

Fair Value of Derivative Instruments as of December 31, 2023
		Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Fund	Statements of Financial Condition Location	Unrealized Appreciation		Statements of Financial Condition Location	Unrealized Depreciation
VIX Futures Contracts		Receivable on open futures contracts, unrealized appreciation on swap agreements			Payable on open futures contracts, unrealized depreciation on swap agreements
	ProShares Short VIX Short-Term Futures ETF		$12,640,624	*		$—
	ProShares Ultra VIX Short-Term Futures ETF		—			31,183,911	*
	ProShares VIX Mid-Term Futures ETF		—			3,745,676	*
	ProShares VIX Short-Term Futures ETF		—			9,664,094	*
Commodities Contracts		Receivables on open futures contracts and/or unrealized appreciation on swap agreements			Payable on open futures contracts and/or unrealized depreciation on swap agreements
	ProShares Ultra Bloomberg Crude Oil		20,191,987	*		5,752,284	*
	ProShares Ultra Bloomberg Natural Gas		43,607,070	*		—
	ProShares Ultra Gold		7,174,868	*		—
	ProShares Ultra Silver		12,400,748	*		2,827,221	*
	ProShares UltraShort Bloomberg Crude Oil		22,436,319	*		—
	ProShares UltraShort Bloomberg Natural Gas		—			3,553,507	*
	ProShares UltraShort Gold		—			344,052	*
	ProShares UltraShort Silver		1,879,957	*		1,005,085	*
Foreign Exchange Contracts		Unrealized appreciation on foreign currency forward contracts, and/or receivables on open futures contracts			Unrealized depreciation on foreign currency forward contracts, and/or payable on open futures contracts
	ProShares Ultra Euro		308,424			1,475
	ProShares Ultra Yen		1,534,924			15,639
	ProShares UltraShort Euro		38,029			1,886,808
	ProShares UltraShort Yen		129,697			1,441,622

		Combined Trust:	$122,342,647	*		$61,421,374	*

The Effect of Derivative Instruments on the Statement of Operations For the three months ended March 31, 2024
Derivatives Not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
VIX Futures Contracts	Net realized gain (loss) on futures contracts and/or swap agreements/ changes in unrealized appreciation (depreciation) on futures contracts and/or swap agreements
		ProShares Short VIX Short-Term Futures ETF	$28,496,948	$(4,627,587)
		ProShares Ultra VIX Short-Term Futures ETF	(91,003,229)	13,285,128
		ProShares VIX Mid-Term Futures ETF	(6,108,469)	2,789,791
		ProShares VIX Short-Term Futures ETF	$(31,758,964)	$2,984,519
Commodities Contracts	Net realized gain (loss) on futures contracts and swap agreements/ changes in unrealized appreciation (depreciation) on futures contracts and swap agreements
		ProShares Ultra Bloomberg Crude Oil	93,118,600	55,138,407
		ProShares Ultra Bloomberg Natural Gas	(242,180,914)	(136,379,348)
		ProShares Ultra Gold	18,471,271	2,737,314
		ProShares Ultra Silver	(4,470,712)	21,640,522
		ProShares UltraShort Bloomberg Crude Oil	(12,515,601)	(34,431,430)
		ProShares UltraShort Bloomberg Natural Gas	44,654,357	23,830,634
		ProShares UltraShort Gold	(1,397,813)	(344,579)
		ProShares UltraShort Silver	5,780,020	(1,418,602)

Foreign Exchange Contracts	Net realized gain (loss) on futures and/ or foreign currency forward contracts/ changes in unrealized appreciation (depreciation) on futures and/ or foreign currency forward contracts
		ProShares Ultra Euro	144,574	(509,514)
		ProShares Ultra Yen	(2,031,575)	(3,578,931)
		ProShares UltraShort Euro	(943,861)	2,967,733
		ProShares UltraShort Yen	1,705,271	2,938,152

		Combined Trust:	$(200,040,097)	$(52,977,791)

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Financial Condition in receivable/payable on open futures.

The Effect of Derivative Instruments on the Statement of Operations For the three months ended March 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
VIX Futures Contracts	Net realized gain (loss) on futures contracts and/or swap agreements/ changes in unrealized appreciation (depreciation) on futures contracts and/or swap agreements
		ProShares Short VIX Short-Term Futures ETF	$29,604,148	$3,178,807
		ProShares Ultra VIX Short-Term Futures ETF	(182,233,430)	2,046,250
		ProShares VIX Mid-Term Futures ETF	(15,820,720)	4,590,535
		ProShares VIX Short-Term Futures ETF	(46,096,702)	1,147,992
Commodities Contracts	Net realized gain (loss) on futures contracts and swap agreements/ changes in unrealized appreciation (depreciation) on futures contracts and swap agreements
		ProShares Ultra Bloomberg Crude Oil	85,780,427	(138,159,516)
		ProShares Ultra Bloomberg Natural Gas	(1,061,631,294)	(52,989,637)
		ProShares Ultra Gold	10,799,896	10,711,116
		ProShares Ultra Silver	(28,743,864)	22,387,658

		ProShares UltraShort Bloomberg Crude Oil	27,614,279	10,971,115
		ProShares UltraShort Bloomberg Natural Gas	183,408,644	(44,952,803)
		ProShares UltraShort Gold	(1,030,881)	(655,702)
		ProShares UltraShort Silver	2,713,623	(1,183,236)
Foreign Exchange Contracts	Net realized gain (loss) on futures and/ or foreign currency forward contracts/ changes in unrealized appreciation (depreciation) on futures and/ or foreign currency forward contracts
		ProShares Ultra Euro	280,279	(96,945)
		ProShares Ultra Yen	(298,808)	(494,067)
		ProShares UltraShort Euro	(1,407,311)	146,013
		ProShares UltraShort Yen	(1,027,976)	1,862,262

		Combined Trust:	$(998,089,690)	$(181,490,158)

Offsetting Assets and Liabilities

Each Fund is subject to master netting agreements or similar arrangements that allow for amounts owed between each Fund and the counterparty to be netted upon an early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements or similar arrangements do not apply to amounts owed to/from different counterparties. As described above, the Funds utilize derivative instruments to achieve their investment objective during the year. The amounts shown in the Statements of Financial Condition do not take into consideration the effects of legally enforceable master netting agreements or similar arrangements.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Financial Condition. The following table presents each Fund’s derivatives by investment type and by counterparty net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of March 31, 2024.

Fair Values of Derivative Instruments as of March 31, 2024
	Assets			Liabilities
Fund	Gross Amounts of Recognized Assets presented in the Statements of Financial Condition	Gross Amounts Offset in the Statements of Financial Condition	Net Amounts of Assets presented in the Statements of Financial Condition	Gross Amounts of Recognized Liabilities presented in the Statements of Financial Condition	Gross Amounts Offset in the Statements of Financial Condition	Net Amounts of Liabilities presented in the Statements of Financial Condition
ProShares Ultra Bloomberg Crude Oil
Swap agreements	$47,666,365	$—	$47,666,365	$—	$—	$—
ProShares Ultra Euro
Foreign currency forward contracts	965	—	965	203,530	—	203,530
ProShares Ultra Gold
Swap agreements	7,535,027	—	7,535,027	—	—	—
ProShares Ultra Silver
Swap agreements	8,532,455	—	8,532,455	—	—	—
ProShares Ultra Yen
Foreign currency forward contracts	5,548	—	5,548	2,065,194	—	2,065,194
ProShares UltraShort Euro
Foreign currency forward contracts	1,164,063	—	1,164,063	45,109	—	45,109
ProShares UltraShort Gold
Swap agreements	—	—	—	481,581	—	481,581
ProShares UltraShort Silver
Swap agreements	—	—	—	482,510	—	482,510
ProShares UltraShort Yen
Foreign currency forward contracts	1,626,444	—	1,626,444	217	—	217

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the Funds for the derivative-related investments at March 31, 2024. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the Funds or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at period end. Amounts shown in the column labeled “Net Amount” represent the uncollateralized portions of these amounts at period end. These amounts may be un-collateralized due to timing differences related to market movements or due to minimum thresholds for collateral movement, as further described above under the caption “Accounting for Derivative Instruments”.

Gross Amounts Not Offset in the Statements of Financial Condition as of March 31, 2024
Fund	Amounts of Recognized Assets / (Liabilities) presented in the Statements of Financial Condition	Financial Instruments for the Benefit of (the Funds) / the Counterparties	Cash Collateral for the Benefit of (the Funds) / the Counterparties	Net Amount
ProShares Ultra Bloomberg Crude Oil
Citibank, N.A.	$10,459,881	$(7,619,374)	$—	$2,840,507
Goldman Sachs International	13,004,988	(9,569,805)	—	3,435,183
Morgan Stanley & Co.
International PLC	6,506,359	(4,940,096)	—	1,566,263
Societe Generale	9,882,872	(7,241,166)	—	2,641,706
UBS AG	7,812,265	(5,715,005)	—	2,097,260
ProShares Ultra Euro
Goldman Sachs International	(90,225)	—	90,225	—
UBS AG	(112,340)	—	96,000	(16,340)
ProShares Ultra Gold
Citibank, N.A.	3,235,432	(1,854,908)	—	1,380,524
Goldman Sachs International	1,536,727	(899,187)	—	637,540
UBS AG	2,762,868	(1,568,634)	—	1,194,234
ProShares Ultra Silver
Citibank, N.A.	3,081,663	(1,908,038)	—	1,173,625
Goldman Sachs International	384,359	(341,967)	—	42,392
Morgan Stanley & Co.
International PLC	2,607,725	(804,404)	—	1,803,321
UBS AG	2,458,708	(1,535,526)	—	923,182
ProShares Ultra Yen
Goldman Sachs International	(954,143)	—	954,143	—
UBS AG	(1,105,503)	—	1,105,503	—
ProShares UltraShort Euro
Goldman Sachs International	587,358	(286,766)	—	300,592
UBS AG	531,596	(266,627)	—	264,969
ProShares UltraShort Gold
Citibank, N.A.	(111,058)	—	111,058	—
Goldman Sachs International	(145,392)	—	145,392	—
UBS AG	(225,131)	—	225,131	—
ProShares UltraShort Silver
Citibank, N.A.	(91,685)	—	91,685	—
Goldman Sachs International	(173,752)	—	173,752	—
Morgan Stanley & Co.
International PLC	(24,009)	—	24,009	—
UBS AG	(193,064)	—	193,064	—
ProShares UltraShort Yen
Goldman Sachs International	715,090	(603,220)	—	111,870
UBS AG	911,137	(738,210)	—	172,927

The following table presents each Fund’s derivatives by investment type and by counterparty net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of December 31, 2023:

Fair Values of Derivative Instruments as of December 31, 2023
	Assets			Liabilities
Fund	Gross Amounts of Recognized Assets presented in the Statements of Financial Condition	Gross Amounts Offset in the Statements of Financial Condition	Net Amounts of Assets presented in the Statements of Financial Condition	Gross Amounts of Recognized Liabilities presented in the Statements of Financial Condition	Gross Amounts Offset in the Statements of Financial Condition	Net Amounts of Liabilities presented in the Statements of Financial Condition
ProShares Ultra Bloomberg Crude Oil
Swap agreements	$17,954,935	$—	$17,954,935	$—	$—	$—
ProShares Ultra Euro
Foreign currency forward contracts	308,424	—	308,424	1,475	—	1,475
ProShares Ultra Gold
Swap agreements	3,078,593	—	3,078,593	—	—	—
ProShares Ultra Silver
Swap agreements	—	—	—	2,827,221	—	2,827,221
ProShares Ultra Yen
Foreign currency forward contracts	1,534,924	—	1,534,924	15,639	—	15,639
ProShares UltraShort Euro
Foreign currency forward contracts	38,029	—	38,029	1,886,808	—	1,886,808
ProShares UltraShort Gold
Swap agreements	—	—	—	199,821	—	199,821
ProShares UltraShort Silver
Swap agreements	—	—	—	814,174	—	814,174
ProShares UltraShort Yen
Foreign currency forward contracts	129,697	—	129,697	1,441,622	—	1,441,622

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the Funds for the derivative-related investments at December 31, 2023. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the Funds or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at period end. Amounts shown in the column labeled “Net Amount” represent the uncollateralized portions of these amounts at period end. These amounts may be un-collateralized due to timing differences related to market movements or due to minimum thresholds for collateral movement, as further described above under the caption “Accounting for Derivative Instruments”

Gross Amounts Not Offset in the Statements of Financial Condition as of December 31, 2023
Fund	Amounts of Recognized Assets / (Liabilities) presented in the Statements of Financial Condition	Financial Instruments for the Benefit of (the Funds) / the Counterparties	Cash Collateral for the Benefit of (the Funds) / the Counterparties	Net Amount
ProShares Ultra Bloomberg Crude Oil
Citibank, N.A.	$3,938,035	$(3,938,035)	$—	$—
Goldman Sachs International	4,896,240	(4,896,240)	—	—
Morgan Stanley & Co.
International PLC	2,449,576	(2,449,576)	—	—
Societe Generale	3,727,284	(3,727,284)	—	—
UBS AG	2,943,800	(2,943,800)	—	—
ProShares Ultra Euro
Goldman Sachs International	162,672	—	—	162,672
UBS AG	144,277	—	—	144,277
ProShares Ultra Gold
Citibank, N.A.	1,321,903	(1,321,903)	—	—
Goldman Sachs International	627,862	(627,862)	—	—
UBS AG	1,128,828	(1,128,828)	—	—
ProShares Ultra Silver
Citibank, N.A.	(906,324)	—	906,324	—
Goldman Sachs International	(135,877)	—	135,877	—
Morgan Stanley & Co.
International PLC	(921,875)	—	921,875	—
UBS AG	(863,145)	—	863,145	—
ProShares Ultra Yen
Goldman Sachs International	646,861	(465,767)	—	181,094

UBS AG	872,424	(618,104)	—	254,320
ProShares UltraShort Euro
Goldman Sachs International	(964,142)	—	964,142	—
UBS AG	(884,637)	—	884,637	—
ProShares UltraShort Gold
Citibank, N.A.	(46,103)	—	46,103	—
Goldman Sachs International	(60,261)	—	60,261	—
UBS AG	(93,457)	—	93,457	—
ProShares UltraShort Silver
Citibank, N.A.	126,314	—	—	126,314
Goldman Sachs International	56,804	—	—	56,804
Morgan Stanley & Co.
International PLC	7,793	—	—	7,793
UBS AG	(1,005,085)	—	1,005,085	—
ProShares UltraShort Yen
Goldman Sachs International	(701,077)	—	701,077	—
UBS AG	(610,848)	—	610,848	—

NOTE 4 – AGREEMENTS

Management Fee

Each Leveraged Fund, and each Geared VIX Fund, pays the Sponsor a Management Fee, monthly in arrears, in an amount equal to 0.95% per annum of its average daily NAV of such Fund. Each Matching VIX Fund pays the Sponsor a Management Fee, monthly in arrears, in an amount equal to 0.85% per annum of its average daily NAV of such Fund. Each Fund accrues the Management Fee daily at an annualized rate based on its average daily net assets.

The Management Fee is paid in consideration of the Sponsor’s trading advisory services and the other services provided to the Fund that the Sponsor pays directly. From the Management Fee, the Sponsor pays all of the routine operational, administrative and other ordinary expenses of each Fund, generally as determined by the Sponsor, including but not limited to, (i) the fees and expenses of the Administrator, Custodian, Transfer Agent, Distributor (as each is defined below), and ProFunds Distributors, Inc., an affiliated broker-dealer of the Sponsor, as well as accounting and auditing fees and expenses, (ii) any Index licensors for the Funds; and (iii) the normal and expected expenses incurred in connection with the continuous offering of Shares of each Fund after the commencement of its trading operations. Fees associated with a Fund’s trading operations may include expenses such as tax preparation expenses, legal fees not in excess of $100,000 per annum, ongoing SEC registration fees not exceeding 0.021% per annum of the NAV of a Fund and Financial Industry Regulatory Authority (“FINRA”) filing fees, individual Schedule K-1 preparation and mailing fees not exceeding 0.10% per annum of the net assets of a Fund, and report preparation and mailing expenses.

Non-Recurring Fees and Expenses

Each Fund pays all of its non-recurring and unusual fees and expenses, if any, as determined by the Sponsor. Non-recurring and unusual fees and expenses are fees and expenses that are unexpected or unusual in nature, such as legal claims and liabilities, litigation costs or indemnification or other material expenses which are not currently anticipated obligations of the Funds.

The Administrator

BNY Mellon Asset Servicing, a division of The Bank of New York Mellon (“BNY Mellon”), serves as the Administrator of the Funds (the “Administrator”). The Trust, on its own behalf and on behalf of each Fund, and BNY Mellon have entered into an administration and accounting agreement (the “Administration and Accounting Agreement”) in connection therewith. Pursuant to the terms of the Administration and Accounting Agreement and under the supervision and direction of the Sponsor and the Trust, BNY Mellon prepares and files certain regulatory filings on behalf of the Funds. BNY Mellon may also perform other services for the Funds pursuant to the Administration and Accounting Agreement as mutually agreed upon by the Sponsor, the Trust and BNY Mellon from time to time. The Administrator’s fees are paid on behalf of the Funds by the Sponsor.

The Custodian

BNY Mellon serves as the Custodian of the Funds (the “Custodian”). The Trust, on its own behalf and on behalf of each Fund, and BNY Mellon have entered into a custody agreement (the “Custody Agreement”) in connection therewith. Pursuant to the terms of the Custody Agreement, BNY Mellon is responsible for the holding and safekeeping of assets delivered to it by the Funds, and performing various administrative duties in accordance with instructions delivered to BNY Mellon by the Funds. The Custodian’s fees are paid on behalf of the Funds by the Sponsor.

The Transfer Agent

BNY Mellon serves as the Transfer Agent of the Funds (the “Transfer Agent”) for entities that have entered into an Authorized Participant Agreement with one or more of the Funds (“Authorized Participants”) and has entered into a transfer agency and service agreement (the “Transfer Agency and Service Agreement”). Pursuant to the terms of the Transfer Agency and Service Agreement, BNY Mellon is responsible for processing purchase and redemption orders and maintaining records of ownership of the Funds. The Transfer Agent Fees are paid on behalf of the Funds by the Sponsor.

The Distributor

SEI Investments Distribution Co. (“SEI”) serves as Distributor of the Funds and assists the Sponsor and the Administrator with certain functions and duties relating to distribution and marketing, including taking creation and redemption orders, consulting with the marketing staff of the Sponsor and its affiliates with respect to compliance with the requirements of FINRA and/or the NFA in connection with marketing efforts, and reviewing and filing of marketing materials with FINRA and/or the NFA. SEI retains all marketing materials separately for each Fund, at c/o SEI, One Freedom Valley Drive, Oaks, PA 19456. The Sponsor, on behalf of each Fund, has entered into a Distribution Services Agreement with SEI. The Sponsor pays SEI for performing its duties on behalf of the Funds.

NOTE 5 – CREATION AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems shares from time to time, but only in one or more Creation Units. A Creation Unit is a block of 50,000 Shares of a Geared Fund and 25,000 Shares of a Matching VIX Fund. Creation Units may be created or redeemed only by Authorized Participants. As a result of the reverse share splits as described in Note 1 and Note 8, certain redemptions as disclosed in the Statements of Changes in Shareholders’ Equity reflect payment of fractional share balances on beneficial shareholder accounts.

Except when aggregated in Creation Units, the Shares are not redeemable securities. Retail investors, therefore, generally will not be able to purchase or redeem Shares directly from or with a Fund. Rather, most retail investors will purchase or sell Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in these Notes to Financial Statements—such as references to the Transaction Fees imposed on purchases and redemptions is not relevant to retail investors.

Transaction Fees on Creation and Redemption Transactions

The manner by which Creation Units are purchased or redeemed is governed by the terms of the Authorized Participant Agreement and Authorized Participant Procedures Handbook. By placing a purchase order, an Authorized Participant agrees to: (1) deposit cash with the Custodian; and (2) if permitted by the Sponsor in its sole discretion, enter into or arrange for an exchange of futures contract for related position or block trade with the relevant fund whereby the Authorized Participant would also transfer to such Fund a number and type of exchange-traded futures contracts at or near the closing settlement price for such contracts on the purchase order date.

Authorized Participants may pay a fixed transaction fee (typically $250) in connection with each order to create or redeem a Creation Unit in order to compensate BNY Mellon, as the Administrator, the Custodian and the Transfer Agent of each Fund and its Shares, for services in processing the creation and redemption of Creation Units and to offset the costs of increasing or decreasing derivative positions. Authorized Participants also may pay a variable transaction fee to the Fund of up to 0.10% (and a variable transaction fee to the Matching VIX Funds of 0.05%) of the value of the Creation Unit that is purchased or redeemed unless the transaction fee is waived or otherwise adjusted by the Sponsor. The Sponsor provides such Authorized Participant with prompt notice in advance of any such waiver or adjustment of the transaction fee. Authorized Participants may sell the Shares included in the Creation Units they purchase from the Funds to other investors in the secondary market.

Transaction fees three months ended March 31, 2024 which are included in the Addition and/or Redemption of Shares on the Statements of Changes in Shareholders’ Equity, were as follows:

Three Months Ended
Fund	March 31, 2024
ProShares Short VIX Short-Term Futures ETF	$71,241
ProShares Ultra Bloomberg Crude Oil	—
ProShares Ultra Bloomberg Natural Gas	—
ProShares Ultra Euro	—
ProShares Ultra Gold	—
ProShares Ultra Silver	—
ProShares Ultra VIX Short-Term Futures ETF	97,529
ProShares Ultra Yen	—
ProShares UltraShort Bloomberg Crude Oil	—
ProShares UltraShort Bloomberg Natural Gas	—
ProShares UltraShort Euro	—
ProShares UltraShort Gold	—
ProShares UltraShort Silver	—
ProShares UltraShort Yen	—
ProShares VIX Mid-Term Futures ETF	17,883
ProShares VIX Short-Term Futures ETF	32,345

Combined Trust:	$218,998

NOTE 6 – FINANCIAL HIGHLIGHTS

Selected Data for a Share Outstanding Throughout the Three Months Ended March 31, 2024

For the Three Months Ended March 31, 2024 (unaudited)

Per Share Operating Performance	Short VIX Short-Term Futures ETF*	Ultra Bloomberg Crude Oil	Ultra Bloomberg Natural Gas	Ultra Euro	Ultra Gold	Ultra Silver
Net asset value, at December 31, 2023	$51.69	$26.28	$28.55	$11.86	$63.83	$27.29
Net investment income (loss)	0.41	0.16	0.13	0.11	0.54	0.19
Net realized and unrealized gain (loss)#	4.28	6.75	(15.55)	(0.63)	7.62	1.05
Change in net asset value from operations	4.69	6.91	(15.42)	(0.52)	8.16	1.24
Net asset value, at March 31, 2024	$56.38	$33.19	$13.13	$11.34	$71.99	$28.53
Market value per share, at December 31, 2023†	$51.70	$26.10	$28.44	$11.84	$63.87	$27.17
Market value per share, at March 31, 2024†	$56.37	$33.00	$12.86	$11.32	$72.26	$28.74
Total Return, at net asset value^	9.1%	26.3%	(54.0)%	(4.4)%	12.8%	4.6%
Total Return, at market value^	9.0%	26.4%	(54.8)%	(4.4)%	13.1%	5.8%
Ratios to Average Net Assets**
Expense ratio^^	1.17%	0.99%	1.47%	0.95%	0.97%	0.98%
Net investment income gain (loss)	3.08%	2.23%	2.76%	3.73%	3.41%	2.97%

*	See Note 8 of these Notes to Financial Statements.
**	Percentages are annualized.
#

The amount shown for a share outstanding throughout the period may not accord with the change in aggregate gains and losses during the period because of timing of creation and redemption units in relation to fluctuating net asset value during the period.

†	Market values are determined at the close of the applicable primary listing exchange, which may be later than when the Funds’ net asset value is calculated.
^	Percentages are not annualized for the period ended March 31, 2024.
^^	The expense ratio would be 0.95%, 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively, if non-recurring fees and expenses, and brokerage commissions and futures account fees were excluded.

For the Three Months Ended March 31, 2024 (unaudited)

Per Share Operating Performance	Ultra VIX Short-Term Futures ETF*	Ultra Yen	UltraShort Bloomberg Crude Oil	UltraShort Bloomberg Natural Gas*	UltraShort Euro	UltraShort Gold
Net asset value, at December 31, 2023	$42.17	$27.46	$20.75	$48.05	$29.16	$26.39
Net investment income (loss)	0.20	0.22	0.17	0.40	0.27	0.21
Net realized and unrealized gain (loss)#	(10.91)	(4.35)	(5.00)	28.02	1.54	(3.15)
Change in net asset value from operations	(10.71)	(4.13)	(4.83)	28.42	1.81	(2.94)
Net asset value, at March 31, 2024	$31.46	$23.33	$15.92	$76.47	$30.97	$23.45
Market value per share, at December 31, 2023†	$42.20	$27.49	$20.89	$48.21	$29.15	$26.37
Market value per share, at March 31, 2024†	$31.60	$23.35	$16.02	$78.35	$30.96	$23.38
Total Return, at net asset value^	(25.4)%	(15.1)%	(23.3)%	59.2%	6.2%	(11.1)%
Total Return, at market value^	(25.1)%	(15.1)%	(23.3)%	62.5%	6.2%	(11.3)%
Ratios to Average Net Assets**
Expense ratio^^	1.77%	0.95%	1.06%	1.95%	0.95%	0.98%
Net investment income gain (loss)	2.16%	3.60%	3.65%	2.92%	3.62%	3.22%

*	See Note 8 of these Notes to Financial Statements.
**	Percentages are annualized.
#

The amount shown for a share outstanding throughout the period may not accord with the change in aggregate gains and losses during the period because of timing of creation and redemption units in relation to fluctuating net asset value during the period.

†	Market values are determined at the close of the applicable primary listing exchange, which may be later than when the Funds’ net asset value is calculated.
^	Percentages are not annualized for the period ended March 31, 2024.
^^	The expense ratio would be 0.95%, 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively, if non-recurring fees and expenses, and brokerage commissions and futures account fees were excluded.

For the Three Months Ended March 31, 2024 (unaudited)

Per Share Operating Performance	UltraShort Silver	UltraShort Yen	VIX Mid-Term Futures ETF	VIX Short-Term Futures ETF
Net asset value, at December 31, 2023	$18.14	$68.88	$16.74	$15.50
Net investment income (loss)	0.14	0.69	0.14	0.12
Net realized and unrealized gain (loss)#	(1.46)	12.38	(1.03)	(2.69)
Change in net asset value from operations	(1.32)	13.07	(0.89)	(2.57)
Net asset value, at March 31, 2024	$16.82	$81.95	$15.85	$12.93
Market value per share, at December 31, 2023†	$18.24	$68.94	$16.75	$15.51
Market value per share, at March 31, 2024†	$16.71	$81.83	$15.85	$12.96
Total Return, at net asset value^	(7.3)%	19.0%	(5.3)%	(16.6)%
Total Return, at market value^	(8.4)%	18.7%	(5.4)%	(16.4)%
Ratios to Average Net Assets**
Expense ratio^^	1.01%	0.95%	1.08%	1.04%
Net investment income gain (loss)	2.96%	3.58%	3.44%	3.41%

**	Percentages are annualized.
#

The amount shown for a share outstanding throughout the period may not accord with the change in aggregate gains and losses during the period because of timing of creation and redemption units in relation to fluctuating net asset value during the period.

†	Market values are determined at the close of the applicable primary listing exchange, which may be later than when the Funds’ net asset value is calculated.
^	Percentages are not annualized for the period ended March 31, 2024.
^^	The expense ratio would be 0.95%, 0.95%, 0.85% and 0.85%, respectively, if non-recurring fees and expenses, and brokerage commissions and futures account fees were excluded.

Selected Data for a Share Outstanding Throughout the Three Months Ended March 31, 2023

For the Three Months Ended March 31, 2023 (unaudited)

Per Share Operating Performance	Short VIX Short-Term Futures ETF**	Ultra Bloomberg Crude Oil	Ultra Bloomberg Natural Gas*	Ultra Euro	Ultra Gold	Ultra Silver
Net asset value, at December 31, 2022	$29.35	$30.26	$363.08	$11.27	$55.09	$31.75
Net investment income (loss)	0.18	0.14	0.67	0.08	0.39	0.19
Net realized and unrealized gain (loss)#	2.33	(3.87)	(289.99)	0.14	7.38	(0.84)
Change in net asset value from operations	2.51	(3.73)	(289.32)	0.22	7.77	(0.65)
Net asset value, at March 31, 2023	$31.86	$26.53	$73.76	$11.49	$62.86	$31.10
Market value per share, at December 31, 2022†	$29.34	$30.31	$355.60	$11.26	$55.27	$32.00
Market value per share, at March 31, 2023†	$31.88	$26.47	$72.20	$11.49	$63.02	$31.23
Total Return, at net asset value^	8.6%	(12.3)%	(79.7)%	2.0%	14.1%	(2.0)%
Total Return, at market value^	8.6%	(12.7)%	(79.7)%	2.0%	14.0%	(2.4)%
Ratios to Average Net Assets***
Expense ratio^^	1.16%	1.00%	1.42%	0.95%	0.97%	0.98%
Net investment income gain (loss)	2.38%	2.05%	2.24%	2.86%	2.70%	2.70%

*	See Note 1 of these Notes to Financial Statements.
**	See Note 8 of these Notes to Financial Statements.
***	Percentages are annualized.
#

The amount shown for a share outstanding throughout the period may not accord with the change in aggregate gains and losses during the period because of timing of creation and redemption units in relation to fluctuating net asset value during the period.

†	Market values are determined at the close of the applicable primary listing exchange, which may be later than when the Funds’ net asset value is calculated.
^	Percentages are not annualized for the period ended March 31, 2023.
^^	The expense ratio would be 0.95%, 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively, if non-recurring fees and expenses, and brokerage commissions and futures account fees were excluded.

For the Three Months Ended March 31, 2023 (unaudited)

Per Share Operating Performance	Ultra VIX Short-Term Futures ETF*	Ultra Yen	UltraShort Bloomberg Crude Oil	UltraShort Bloomberg Natural Gas**	UltraShort Euro	UltraShort Gold
Net asset value, at December 31, 2022	$343.43	$34.54	$23.93	$13.50	$29.46	$31.10
Net investment income (loss)	0.98	0.23	0.18	0.13	0.21	0.18
Net realized and unrealized gain (loss)#	(113.14)	(1.72)	1.04	21.93	(0.63)	(4.40)
Change in net asset value from operations	(112.16)	(1.49)	1.22	22.06	(0.42)	(4.22)
Net asset value, at March 31, 2023	$231.27	$33.05	$25.15	$35.56	$29.04	$26.88
Market value per share, at December 31, 2022†	$343.00	$34.56	$23.85	$13.78	$29.45	$30.99
Market value per share, at March 31, 2023†	$232.50	$33.02	$25.22	$36.21	$29.04	$26.84
Total Return, at net asset value^	(32.7)%	(4.3)%	5.1%	163.4%	(1.4)%	(13.6)%
Total Return, at market value^	(32.2)%	(4.5)%	5.8%	162.8%	(1.4)%	(13.4)%
Ratios to Average Net Assets***
Expense ratio^^	1.57%	0.95%	1.08%	1.72%	0.95%	0.99%
Net investment income gain (loss)	1.48%	2.78%	2.85%	2.08%	2.85%	2.48%

*	See Note 1 and Note 8 of these Notes to Financial Statements.
**	See Note 8 of these Notes to Financial Statements.
***	Percentages are annualized.
#

The amount shown for a share outstanding throughout the period may not accord with the change in aggregate gains and losses during the period because of timing of creation and redemption units in relation to fluctuating net asset value during the period.

†	Market values are determined at the close of the applicable primary listing exchange, which may be later than when the Funds’ net asset value is calculated.
^	Percentages are not annualized for the period ended March 31, 2023.
^^	The expense ratio would be 0.95%, 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively, if non-recurring fees and expenses, and brokerage commissions and futures account fees were excluded.

For the Three Months Ended March 31, 2023 (unaudited)

Per Share Operating Performance	UltraShort Silver	UltraShort Yen	VIX Mid- Term Futures ETF	VIX Short- Term Futures ETF*
Net asset value, at December 31, 2022	$19.46	$53.68	$30.41	$57.00
Net investment income (loss)	0.11	0.39	0.18	0.29
Net realized and unrealized gain (loss)#	(0.94)	1.91	(3.80)	(12.13)
Change in net asset value from operations	(0.83)	2.30	(3.62)	(11.84)
Net asset value, at March 31, 2023	$18.63	$55.98	$26.79	$45.16
Market value per share, at December 31, 2022†	$19.30	$53.57	$30.36	$56.90
Market value per share, at March 31, 2023†	$18.56	$56.00	$26.82	$45.25
Total Return, at net asset value^	(4.2)%	4.3%	(11.9)%	(20.8)%
Total Return, at market value^	(3.8)%	4.5%	(11.7)%	(20.5)%
Ratios to Average Net Assets**
Expense ratio^^	1.04%	0.95%	0.97%	1.09%
Net investment income gain (loss)	2.12%	2.87%	2.70%	2.39%

*	See Note 1 of these Notes to Financial Statements.
**	Percentages are annualized.
#

The amount shown for a share outstanding throughout the period may not accord with the change in aggregate gains and losses during the period because of timing of creation and redemption units in relation to fluctuating net asset value during the period.

†	Market values are determined at the close of the applicable primary listing exchange, which may be later than when the Funds’ net asset value is calculated.
^	Percentages are not annualized for the period ended March 31, 2023.
^^	The expense ratio would be 0.95%, 0.95%, 0.85% and 0.85%, respectively, if non-recurring fees and expenses, and brokerage commissions and futures account fees were excluded.

NOTE 7 – RISK

Correlation and Holding Period Risk

Each of the Geared Funds is “geared” which means that each has an investment objective to seek daily investment results, before fees and expenses, that correspond either to one-half the inverse (-0.5x), two times the inverse (-2x), one and one-half times (1.5x) the return or two times (2x) the return of the Geared Fund’s benchmark (referred to as the “Daily Target”). The Geared Funds do not seek to achieve their Daily Target for any period of time other than a single day (as measured from NAV calculation time to NAV calculation time). The return of a Geared Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ from one-half the inverse (-0.5x), two times the inverse (-2x), one and one-half times (1.5x) the return or two times (2x) the return of the Geared Fund’s benchmark for the same period. This difference may be significant. Compounding is the cumulative effect of applying investment gains and losses and income to the principal amount invested over time. Gains or losses experienced over a given period will increase or reduce the principal amount invested from which the subsequent period’s returns are calculated. The effects of compounding will likely cause the performance of a Geared Fund to differ from the Geared Fund’s stated multiple times the return of its benchmark for the same period. The effect of compounding becomes more pronounced as benchmark volatility and holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in a Geared Fund is held and the volatility of the benchmark during the holding period of an investment in the Geared Fund.

The return of a Geared Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Geared Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:

•	Your return may be higher or lower than the Daily Target, and this difference may be significant.

•

Factors that contribute to returns that are worse than the Daily Target include smaller Benchmark gains or losses and higher Benchmark volatility, as well as longer holding periods when these factors apply.

•

Factors that contribute to returns that are better than the Daily Target include larger Benchmark gains or losses and lower Benchmark volatility, as well as longer holding periods when these factors apply.

•	The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.

For periods longer than a day, you will lose money if the Benchmark’s performance is flat. It is possible that you will lose money invested in a Short or UltraShort Fund even if the value of the Benchmark falls during that period or money invested in an Ultra Fund even if the value of the Benchmark rises during that period. Returns may move in the opposite direction of the Benchmark during periods of higher Benchmark volatility, low Benchmark returns, or both. In addition, during periods of higher Benchmark volatility, the Benchmark volatility may affect your return as much or more than the return of the Benchmark.

Each Ultra and UltraShort Fund uses leverage and should produce daily returns that are more volatile than that of its benchmark. For example, the daily return of an Ultra with a 1.5x or 2x multiple should be approximately one and one-half or two times as volatile on a daily basis as is the return of a fund with an objective of matching the same benchmark. The daily return of an UltraShort Fund is designed to return two times the inverse (-2x) of the return that would be expected of a fund with an objective of matching the same benchmark. The Geared Funds are not appropriate for all investors and present significant risks not applicable to other types of funds. The Leveraged Funds use leverage and are riskier than similarly benchmarked exchange-traded funds that do not use leverage. An investor should only consider an investment in a Geared Fund if he or she understands the consequences of seeking daily leveraged, daily inverse or daily inverse leveraged investment results. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a given day, including the impact of compounding on fund performance. Shareholders who invest in the Geared Funds should consider actively monitoring and/or periodically rebalancing their investments (which will possibly trigger transaction costs and tax consequences) in light of their investment goals and risk tolerances.

The Matching VIX Funds seek to achieve their stated investment objective over time.

While the Funds seek to meet their investment objectives, there is no guarantee they will do so. Factors that may affect a Fund’s ability to meet its investment objective include: (1) the Sponsor’s ability to purchase and sell Financial Instruments in a manner that correlates to a Fund’s objective; (2) an imperfect correlation between the performance of Financial Instruments held by a Fund and the performance of the applicable benchmark; (3) bid-ask spreads on such Financial Instruments; (4) fees, expenses, transaction costs, financing costs associated with the use of Financial Instruments and commission costs; (5) holding or trading instruments in a market that has become illiquid or disrupted; (6) a Fund’s Share prices being rounded to the nearest cent and/or valuation methodology; (7) changes to a benchmark Index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; (10) accounting standards; and (11) differences caused by a Fund obtaining exposure to only a representative sample of the components of a benchmark, over weighting or under weighting certain components of a benchmark or obtaining exposure to assets that are not included in a benchmark.

A number of factors may affect a Geared Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Geared Fund from achieving its investment objective. In order to achieve a high degree of correlation with their underlying benchmarks, the Geared Funds seek to rebalance their portfolios daily to keep exposure consistent with their investment objectives. Being materially under- or over-exposed to the benchmark may prevent such Geared Funds from achieving a high degree of correlation with such benchmark. Market disruptions or closure, large amounts of assets into or out of the Geared Funds, regulatory restrictions, extreme market volatility, and other factors will adversely affect such Funds’ ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the benchmarks’ movements during each day. Other things being equal, more significant movement in the value of its benchmark up or down will require more significant adjustments to a Fund’s portfolio. Because of this, it is unlikely that the Geared Funds will be perfectly exposed (i.e., -0.5x, -2x, 1.5x, or 2x, as applicable) to its benchmark at the end of each day, and the likelihood of being materially under- or over-exposed is higher on days when the benchmark levels are volatile near the close of the trading day.

Each Geared Fund seeks to rebalance its portfolio on a daily basis. The time and manner in which a Geared Fund rebalances its portfolio may vary from day to day depending upon market conditions and other circumstances at the discretion of the Sponsor. Unlike other funds that do not rebalance their portfolios as frequently, each Geared Fund may be subject to increased trading costs associated with daily portfolio rebalancing in order to maintain appropriate exposure to the underlying benchmarks.

Counterparty Risk

Each Fund may use derivatives such as swap agreements and forward contracts (collectively referred to in this Counterparty Risk section as “derivatives”) in the manner described herein as a means to achieve their respective investment objectives. The use of derivatives by a Fund exposes the Fund to counterparty risks.

Regulatory Treatment

Derivatives are generally traded in OTC markets and are subject to comprehensive regulation in the United States. Cash-settled forwards are generally regulated as “swaps”, whereas physically settled forwards are generally not subject to regulation (in the case of commodities other than currencies) or subject to the federal securities laws (in the case of securities).

Title VII of the Dodd-Frank Act (“Title VII”) created a regulatory regime for derivatives, with the CFTC responsible for the regulation of swaps and the SEC responsible for the regulation of “security-based swaps.” Although some of the SEC requirements have not yet been made effective, the CFTC requirements are largely in place. The CFTC requirements include rules for some of the types of derivatives transactions in which the Funds engages, including mandatory clearing and exchange trading, reporting, and margin for OTC swaps. Title VII also created new categories of regulated market participants, such as “swap dealers,” “security-based swap dealers,” “major swap participants,” and “major security-based swap participants” who are, or will be, subject to significant new capital, registration, recordkeeping, reporting, disclosure, business conduct and other regulatory requirements. The regulatory requirements under Title VII continue to be developed and there may be further modifications that could materially and adversely impact the Funds, the markets in which a Fund trades and the counterparties with which the Fund engages in transactions.

As noted, all of the relevant CFTC rules may not apply to all of the swap agreements and forward contracts entered into by the Funds. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act (the “CEA”) in connection with each Fund’s swap agreements or forward contracts. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.

Counterparty Credit Risk

The Funds will be subject to the credit risk of the counterparties to the derivatives. In the case of cleared derivatives, the Funds will have credit risk to the clearing corporation in a similar manner as the Funds would for futures contracts. In the case of uncleared OTC derivatives, the Funds will be subject to the credit risk of the counterparty to the transaction – typically a single bank or financial institution. As a result, a Fund is subject to increased credit risk with respect to the amount it expects to receive from counterparties to uncleared OTC derivatives entered into as part of that Fund’s principal investment strategy. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties or otherwise, a Fund could suffer significant losses on these contracts and the value of an investor’s investment in a Fund may decline.

The Funds have sought to mitigate these risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, subject to certain minimum thresholds. However, there are no limitations on the percentage of assets each Fund may invest in swap agreements or forward contracts with a particular counterparty. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Funds typically enter into transactions only with major global financial institutions.

OTC derivatives of the type that may be utilized by the Funds are generally less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed to the party under the agreement. For example, if the level of the Fund’s benchmark has a dramatic intraday move that would cause a material decline in the Fund’s NAV, the terms of the swap may permit the counterparty to immediately close out the transaction with the Fund. In that event, it may not be possible for the Fund to enter into another swap or to invest in other Financial Instruments necessary to achieve the desired exposure consistent with the Fund’s objective. This, in turn, may prevent the Fund from achieving its investment objective, particularly if the level of the Fund’s benchmark reverses all or part of its intraday move by the end of the day.

In addition, cleared derivatives benefit from daily mark-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. To the extent the Fund enters into cleared swap transactions, the Fund will deposit collateral with a futures commission merchant in cleared swaps customer accounts, which are required by CFTC regulations to be separate from the futures commission merchant’s proprietary collateral posted for cleared swaps transactions. Cleared swap customer collateral is subject to regulations that closely parallel the regulations governing customer segregated funds for futures transactions but provide certain additional protections to cleared swaps collateral in the event of a clearing broker or clearing broker customer default. For example, in the event of a default of both the clearing broker and a customer of the clearing broker, a clearing house is only permitted to access the cleared swaps collateral in the legally separate (but operationally comingled) account of the defaulting cleared swap customer of the clearing broker, as opposed to the treatment of futures customer segregated funds, under which the clearing house may access all of the commingled futures customer segregated funds of a defaulting clearing broker. Derivatives entered into directly between two counterparties do not necessarily benefit from such protections, particularly if entered into with an entity that is not registered as a “swap dealer” with the CFTC. Bilateral OTC derivatives expose the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss.

The Sponsor regularly reviews the performance of its counterparties for, among other things, creditworthiness and execution quality. In addition, the Sponsor periodically considers the addition of new counterparties and the counterparties used by a Fund may change at any time. Each day, the Funds disclose their portfolio holdings as of the prior Business Day. Each Fund’s portfolio holdings identifies its counterparties, as applicable. This portfolio holdings information may be accessed through the web on the Sponsor’s website at www.ProShares.com.

Each counterparty and/or any of its affiliates may be an Authorized Participant or shareholder of a Fund, subject to applicable law.

The counterparty risk for cleared derivatives transactions is generally lower than for OTC derivatives. Once a transaction is cleared, the clearing organization is substituted and is a Fund’s counterparty on the derivative. The clearing organization guarantees the performance of the other side of the derivative. Nevertheless, some risk remains, as there is no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund.

Leverage Risk

The Leveraged Funds may utilize leverage in seeking to achieve their respective investment objectives and will lose more money in market environments adverse to their respective daily investment objectives than funds that do not employ leverage. The use of leveraged and/or inverse leveraged positions increases the risk of total loss of an investor’s investment, even over periods as short as a single day.

For example, because the UltraShort Funds and Ultra Funds (except for the Ultra VIX Short-Term Futures ETF which includes a one and one-half times (1.5x) multiplier) include a two times the inverse (-2x), or a two times (2x) multiplier, a single-day movement in the relevant benchmark approaching 50% at any point in the day could result in the total loss or almost total loss of an investor’s investment if that movement is contrary to the investment objective of the Fund in which an investor has invested, even if such Fund’s benchmark subsequently moves in an opposite direction, eliminating all or a portion of the movement. This would be the case with downward single-day or intraday movements in the underlying benchmark of an Ultra Fund or upward single-day or intraday movements in the benchmark of an UltraShort Fund, even if the underlying benchmark maintains a level greater than zero at all times.

Liquidity Risk

Financial Instruments cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption can also make it difficult to liquidate a position or find a swap or forward contract counterparty at a reasonable cost. Market illiquidity may cause losses for the Funds. The large size of the positions which the Funds may acquire increases the risk of illiquidity by both making their positions more difficult to liquidate and increasing the losses incurred while trying to do so. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Funds will typically invest in Financial Instruments related to one benchmark, which in many cases is highly concentrated.

“Contango” and “Backwardation” Risk

In Funds that hold futures contracts, as the futures contracts near expiration, they are generally replaced by contracts that have a later expiration. Thus, for example, a contract purchased and held in November 2022 may specify a January 2023 expiration. As that contract nears expiration, it may be replaced by selling the January 2023 contract and purchasing the contract expiring in March 2023. This process is referred to as “rolling.” Rolling may have a positive or negative impact on performance. For example, historically, the prices of certain types of futures contracts have frequently been higher for contracts with shorter-term expirations than for contracts with longer-term expirations, which is referred to as “backwardation.” In these circumstances, absent other factors, the sale of the January 2023 contract would take place at a price that is higher than the price at which the March 2023 contract is purchased, thereby creating a gain in connection with rolling. While certain types of futures contracts have historically exhibited consistent periods of backwardation, backwardation will likely not exist in these markets at all times. The presence of contango (where prices of contracts are higher in the distant delivery months than in the nearer delivery months due to the costs of long-term storage of a physical commodity prior to delivery or other factors) in certain futures contracts at the time of rolling would be expected to adversely affect an Ultra Fund or a Matching VIX Fund that invests in such futures, and positively affect a Short Fund or an UltraShort Fund that invests in such futures. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to adversely affect the Short Fund and UltraShort Funds, and positively affect the Ultra Funds and Matching VIX Funds.

Since the introduction of VIX futures contracts, there have frequently been periods where VIX futures prices reflect higher expected volatility levels further out in time. This can result in a loss from “rolling” the VIX futures to maintain the constant weighted average maturity of the applicable VIX Futures Index. Losses from exchanging a lower priced VIX future for a higher priced longer-term future in the rolling process would adversely affect the value of each VIX Futures Index and, accordingly, decrease the return of the Ultra VIX Short-Term Futures ETF and the Matching VIX Funds.

Gold and silver have historically exhibited persistent “contango” markets rather than backwardation. Natural gas, like crude oil, moves in and out of backwardation and contango but historically has been in contango most commonly.

There have been times where WTI crude oil futures contracts experience “extraordinary contango or extraordinary backwardation”. For example, in April 2020, the market for crude oil futures contracts experienced a period of “extraordinary contango” that resulted in a negative price in the May 2020 WTI crude oil futures contract. In the summer of 2022, the market for crude oil futures contracts experienced a period of extreme backwardation, but normalized towards the end of the year. The futures contracts held by the Funds may experience a period of extraordinary contango or backwardation in the future. If all or a significant portion of the futures contracts held by an Ultra Fund at a future date were to reach a negative price, investors in such Fund could lose their entire investment. Conversely, investors in an UltraShort Fund could suffer significant losses or lose their entire investment if prices reversed or were subject to extraordinary backwardation. The effects of rolling futures contracts under extraordinary contango or backwardation market conditions generally are more exaggerated than rolling futures contracts under more typical contango or backwardation market conditions. Either scenario may result in significant losses.

Investments in futures contracts are subject to current position limits and accountability levels established by the exchanges. Accordingly, the Sponsor and the Funds may be required to reduce the size of outstanding positions or be restricted from entering into new positions that would otherwise be taken for a Fund or not trade in certain markets on behalf of the Fund in order to comply with those limits or any future limits. These restrictions, if implemented, could limit the ability of each Fund to invest in additional futures contracts, add to existing positions in the desired amount, or create additional Creation Units and could otherwise have a significant negative impact on Fund operations and performance, decreasing a Fund’s correlation to the performance of its benchmark, and otherwise preventing a Fund from achieving its investment objective. On May 4, 2020, CME imposed a more restrictive position limit in September 2020 WTI oil futures contracts with respect to the Oil Funds. In response to CME’s imposition of a more restrictive position limit, global developments, and other factors, the Sponsor modified certain of the Oil Funds’ investment strategies to invest in longer-dated futures contracts. In early July 2020, in anticipation of the roll of the Oil Funds’ benchmark, and in order to help manage the impact of recent extraordinary conditions and volatility in the markets for crude oil and related Financial Instruments, the Sponsor modified certain of the Oil Funds’ investment strategies to invest in longer-dated futures contracts.

Natural Disasters and Public Health Disruptions, such as the COVID-19 Pandemic, May Have a Significant Negative Impact on the Performance of Each Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. These conditions have led, and may continue to lead, to increased or extreme market volatility, illiquidity and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. To attempt to curb the spread of COVID-19, federal, state, and local governments introduced various forms of vaccine and mask mandates, lockdowns, curfews, and other policy initiatives. However, several of the federal mandates were rolled back or eliminated entirely due to actions taken within the courts. In response to COVID’s shock to the labor market and economy overall. The government drastically increased its federal spending for COVID-related relief packages, which came in the form of increases in unemployment insurance and stimulus packages. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability potential investment opportunities and accuracy of economic projections. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause extreme market volatility, illiquidity, exchange trading suspensions and market closures. For example, market factors may adversely affect the price and liquidity of the Funds’ investments and potentially increase margins and collateral requirements in ways that have a significant negative impact on Fund performance or make it difficult, or impossible, for a Fund to achieve its investment objective. Under these circumstances, a Fund could have difficulty finding counterparties to transactions, entering or exiting positions at favorable prices and could incur significant losses. Further, Fund counterparties may close out positions with the Funds without notice, at unfavorable times or unfavorable prices, or may choose to transaction on a more limited basis (or not at all). In such cases, it may be difficult or impossible for a Fund to achieve the desired investment exposure with its investment objective. These conditions also can impact the ability of the Funds to complete creation and redemption transactions and disrupt Fund trading in the secondary market.

Additionally, public health issues, war and military conflicts (such as Russia’s continued military actions against Ukraine that started in February 2022 and the Israel-Hamas conflict and the ensuing conflict), sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, and the value of an investment in the Fund may decline significantly.

NOTE 8 – SUBSEQUENT EVENTS

On March 20, 2024, the Trust announced a 2-for-1 forward split of the shares of beneficial interest of ProShares Short VIX Short-Term Futures (ticker symbol: SVXY) and ProShares UltraShort Bloomberg Natural Gas (ticker symbol: KOLD) and a 1-for-5 reverse split of the shares of beneficial interest of ProShares Ultra VIX Short-Term Futures (ticker symbol: UVXY). The splits were effective prior to market open on April 11, 2024, when the funds began trading at its post-split price. The splits were applied retroactively for all periods presented, reducing (increasing) the number of shares outstanding and resulted in a proportionate increase (decrease) in the price per share and the per share information of the fund. Therefore, the splits did not change the aggregate net asset value of a shareholder’s investment at the time of the splits.

For SVXY and KOLD shareholders who hold a quantity of shares that is not an exact multiple of the Forward Split ratio (i.e., not a multiple of 2), the Forward Split will result in the creation of a fractional share. Post-Forward Split fractional shares will be redeemed for cash and sent to the shareholder’s broker of record. This redemption may cause some shareholders to realize gains or losses, which could be a taxable event for those shareholders.

For UVXY shareholders who hold a quantity of shares that is not an exact multiple of the Reverse Split ratio (i.e., not a multiple of 5), the Reverse Split will result in the creation of a fractional share. Post-Reverse Split fractional shares will be redeemed for cash and sent to the shareholder’s broker of record. This redemption may cause some shareholders to realize gains or losses, which could be a taxable event for those shareholders.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

This information should be read in conjunction with the financial statements and notes to the financial statements included with this Quarterly Report on Form 10-Q. The discussion and analysis that follows may contain statements that relate to future events or future performance. In some cases, such forward-looking statements can be identified by terminology such as “will,” “may,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend,” “project,” “seek” or the negative of these terms or other comparable terminology. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risk and changes in circumstances that are difficult to predict and many of which are outside of the Funds’ control. The Funds’ forward-looking statements are not guarantees of future results and conditions and important factors, risks and uncertainties \in the markets for financial instruments that the Funds trade, in the markets for related physical commodities, in the legal and regulatory regimes applicable to the Sponsor, the Funds, and the Funds’ service providers, and in the broader economy may cause the Funds’ actual results to differ materially from those expressed in forward-looking statements. These forward-looking statements are based on information currently available to the Sponsor and are subject to a number of risks, uncertainties and other factors, both known, such as those described in “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in this Quarterly Report on Form 10-Q for the period ended March 31, 2024 and unknown, that could cause the actual results, performance, prospects or opportunities of the Funds to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause results to differ from those expressed in the forward-looking statements include those described in the aforementioned filings and in other SEC filings by the Funds, as well as the following: risks and uncertainty related to geopolitical conflict, world health crises and the global economic markets; risks associated with a rising rate environment; risks associated with regulatory and exchange daily price limits, position limits and accountability levels; and risks related to market competition. None of the Trust, the Sponsor, the Trustee, or the Administrator assumes responsibility for the accuracy or completeness of any forward-looking statements. Except as expressly required by federal securities laws, none of the Trust, the Sponsor, the Trustee, or the Administrator is under a duty to update any of the forward-looking statements to conform such statements to actual results or to a change in expectations or predictions.

Introduction

Each of the Funds generally invests in instruments whose value is derived from the value of an underlying asset, rate or index (Collectively, “Financial Instruments”), including futures contracts, swap agreements, forward contracts and other instruments as a substitute for investing directly in commodities, currencies, or spot volatility products in order to gain exposure to its applicable underlying commodity futures index, commodity, currency exchange rate or equity volatility index. Financial Instruments also are used to produce economically “inverse,” “inverse leveraged” or “leveraged” investment results for the Geared Funds.

The “Short” Fund seeks daily investment results, before fees and expenses, that correspond to one-half the inverse (-0.5x) of the daily performance of its corresponding benchmark. Each “UltraShort” Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of its corresponding benchmark. Each “Ultra” Fund seeks daily investment results, before fees and expenses, that correspond to either one and one-half times (1.5x) or two times (2x) the daily performance of its corresponding benchmark. Each Matching VIX Fund seeks investment results, before fees and expenses, both for a single day and over time, that match (1x) the performance of its corresponding benchmark. Daily performance is measured from the calculation of each Fund’s net asset value (“NAV”) to the Fund’s next NAV calculation.

Each Geared Fund seeks investment results for a single day only, not for any other period. This is different from most exchange-traded funds and means that the return of such Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ in amount and possibly even direction from -0.5x, -2x, 1.5x, or 2x, of the return of the benchmark to which such Fund is benchmarked for that period. Volatility of the benchmark may be at least as important to a Geared Fund’s return for the period as the return of the benchmark. Geared Funds that use leverage, are riskier than similarly benchmarked exchange-traded funds that do not use leverage. Accordingly, these Funds may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged, inverse or inverse leveraged investment results. Shareholders who invest in the Geared Funds should actively manage and monitor their investments, as frequently as daily.

Each Matching VIX Fund seeks investment results, before fees and expenses, that match the performance of the S&P 500 VIX Short-Term Futures Index (the “Short-Term VIX Index”) or the S&P 500 VIX Mid-Term Futures Index (the “Mid-Term VIX Index”) (each a “VIX Futures Index”). Each Geared VIX Fund seeks daily investment results, before fees and expenses, that correspond to a multiple or the inverse of the daily performance of the Short-Term VIX Index. Each VIX Fund intends to obtain exposure to its benchmark by taking positions in futures contracts (“VIX futures contracts”) based on the Chicago Board Options Exchange (“Cboe”) Volatility Index (the “VIX”).

ProShares UltraShort Bloomberg Crude Oil, ProShares Ultra Gold, ProShares Ultra Silver, ProShares UltraShort Gold, ProShares UltraShort Silver, ProShares UltraShort Bloomberg Natural Gas, ProShares Ultra Bloomberg Crude Oil, and ProShares Ultra Bloomberg Natural Gas are benchmarked to indexes designed to track the performance of commodity futures contracts, as applicable. The daily performance of these Indexes and the corresponding Funds will likely be very different in amount and possibly even direction from the daily performance of the price of the related physical commodities.

Each Geared Fund continuously offers and redeems its Shares in blocks of 50,000 Shares and each Matching VIX Fund continuously offers and redeems its Shares in blocks of 25,000 Shares (each such block a “Creation Unit”). Only Authorized Participants may purchase and redeem Shares from a Fund and then only in Creation Units. An Authorized Participant is an entity that has entered into an Authorized Participant Agreement with one or more of the Funds. Shares of the Funds are offered to Authorized Participants in Creation Units at each Fund’s respective NAV. Authorized Participants may then offer to the public, from time to time, Shares from any Creation Unit they create at a per-Share market price that varies depending on, among other factors, the trading price of the Shares of each Fund on its applicable listing exchange, the NAV and the supply of and demand for the Shares at the time of the offer. Shares from the same Creation Unit may be offered at different times and may have different offering prices based upon the above factors. The form of Authorized Participant Agreement and related Authorized Participant Handbook set forth the terms and conditions under which an Authorized Participant may purchase or redeem a Creation Unit. Authorized Participants do not receive from any Fund, the Sponsor, or any of their affiliates, any underwriting fees or compensation in connection with their sale of Shares to the public.

The Sponsor maintains a website at www.ProShares.com, through which monthly account statements and the Trust’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), can be accessed free of charge, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the U.S. Securities and Exchange Commission (the “SEC”). Additional information regarding the Trust may also be found on the SEC’s EDGAR database at www.sec.gov.

Share Splits

On June 7, 2023, the Trust issued a press release announcing a reverse share split on ProShares VIX Short-Term Futures ETF, ProShares Ultra VIX Short-Term Futures ETF and ProShares Ultra Bloomberg Natural Gas. The Splits did not change the value of a shareholder’s investment. ProShares VIX Short-Term Futures ETF executed a 1:5 Reverse Split of its shares. ProShares Ultra VIX Short-Term Futures ETF executed a 1:10 Reverse Split of its shares. ProShares Ultra Bloomberg Natural Gas ETF executed a 1:20 Reverse Split of its shares. The Reverse Splits were effective at the market open on June 23, 2023, when the Funds began trading at their post-Reverse Split prices. The ticker symbol for the Funds did not change, but the Funds issued new CUSIP numbers (74347Y789 for VIXY, 74347Y771 for UVXY, and 74347Y763 for BOIL). The Reverse Splits increased the price per share of the Funds with a proportionate decrease in the number of shares outstanding.

On March 20, 2024, the Trust issued a press release announcing a forward share split on ProShares Short VIX Short-Term Futures, ProShares UltraShort Bloomberg Natural Gas and a reverse share split on ProShares Ultra VIX Short-Term Futures. The Splits did not change the value of a shareholder’s investment. ProShares Short VIX Short-Term Futures executed a 2:1 Forward Split of its shares. ProShares UltraShort Bloomberg Natural Gas also executed a 2:1 Forward Split of its shares. The Forward Splits were effective at the market open on April 11, 2024, when the Funds began trading at their post-Forward Split prices. The Forward Split decreased the price per share of each Funds with a proportionate increase in the number of its shares outstanding. ProShares Ultra VIX Short-Term Futures executed a 1:5 Reverse Split of its shares. The Reverse Split was effective at the market open on April 11, 2024, when the Fund begins trading at its post-Reverse Split price. The ticker symbol for the Fund did not change, but the Fund was issued a new CUSIP number (74347Y755 for UVXY). The Reverse Split increased the price per share of the Fund with a proportionate decrease in the number of shares outstanding.

Liquidity and Capital Resources

In order to collateralize derivatives positions in indices, commodities or currencies, a portion of the NAV of each Fund is held in cash and/or U.S. Treasury securities, agency securities, or other high credit quality short term fixed-income or similar securities (such as shares of money market funds, bank deposits, bank money market accounts, certain variable rate-demand notes and repurchase agreements collateralized by government securities, whether denominated in U.S. dollars or the applicable foreign currency with respect to a Currency Fund). A portion of these investments may be posted as collateral in connection with swap agreements, futures, and/or forward contracts. The percentage that U.S. Treasury bills and other short-term fixed-income securities bear to the shareholders’ equity of each Fund varies from period to period as the market values of the underlying swaps, futures contracts and forward contracts change. During the three months ended March 31, 2024 and 2023, each of the Funds earned interest income as follows:

Fund	Interest Income Three Months Ended March 31, 2024	Interest Income Three Months Ended March 31, 2023
ProShares Short VIX Short-Term Futures ETF	$3,309,285	$2,109,122
ProShares Ultra Bloomberg Crude Oil	5,010,450	6,007,908
ProShares Ultra Bloomberg Natural Gas	6,452,140	8,958,523
ProShares Ultra Euro	78,486	97,237
ProShares Ultra Gold	2,013,915	1,649,014
ProShares Ultra Silver	3,634,857	3,374,396
ProShares Ultra VIX Short-Term Futures ETF	2,758,242	4,416,655
ProShares Ultra Yen	370,254	120,118
ProShares UltraShort Bloomberg Crude Oil	2,242,767	2,003,209
ProShares UltraShort Bloomberg Natural Gas	1,347,078	1,186,752
ProShares UltraShort Euro	458,317	647,120
ProShares UltraShort Gold	143,203	132,562
ProShares UltraShort Silver	381,433	200,078
ProShares UltraShort Yen	315,417	204,200
ProShares VIX Mid-Term Futures ETF	515,164	647,920
ProShares VIX Short-Term Futures ETF	1,758,262	2,120,561

Each Fund’s underlying swaps, futures, options, forward contracts and foreign currency forward contracts, as applicable, may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, swaps and forward contracts are not traded on an exchange, do not have uniform terms and conditions, and in general are not transferable without the consent of the counterparty. In the case of futures contracts, commodity exchanges may limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no futures trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in such futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved to the daily limit for several consecutive days with little or no trading. Such market conditions could prevent a Fund from promptly liquidating its futures positions.

Entry into swap agreements or forward contracts may further impact liquidity because these contractual agreements are executed “off-exchange” between private parties and, therefore, the time required to offset or “unwind” these positions may be greater than that for exchange-traded instruments. This potential delay could be exacerbated to the extent a counterparty is not a United States person.

The large size of the positions in which a Fund may acquire increases the risk of illiquidity by both making their positions more difficult to liquidate and increasing the losses incurred while trying to do so. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Funds will typically invest in Financial Investments related to one benchmark, which in many cases is highly concentrated.

Because each Fund may enter into swaps and may trade futures and forward contracts, its capital is at risk due to changes in the value of these contracts (market risk) or the inability of counterparties to perform under the terms of the contracts (credit risk).

Market Risk

Trading in derivatives contracts involves each Fund entering into contractual commitments to purchase or sell a commodity, currency or spot volatility product underlying such Fund’s benchmark at a specified date and price, should it hold such derivative contract into the deliverable period. Should a Fund enter into a contractual commitment to sell a physical commodity, currency or spot volatility product, it would be required to make delivery of that commodity, currency or spot volatility product at the contract price and then repurchase the contract at prevailing market prices or settle in cash. Since the repurchase price to which the value of a commodity, currency or spot volatility product can rise is unlimited, entering into commitments to sell commodities, currencies or spot volatility products would expose a Fund to theoretically unlimited risk.

For more information, see “Item 3. Quantitative and Qualitative Disclosures About Market Risk” in this Quarterly Report on Form 10-Q.

Credit Risk

When a Fund enters into swap agreements, futures contracts or forward contracts, the Fund is exposed to credit risk that the counterparty to the contract will not meet its obligations.

The counterparty for futures contracts traded on United States and most foreign futures exchanges as well as certain swaps is the clearing house associated with the particular exchange. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance by one of their members and, as such, should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., some foreign exchanges, which may become applicable in the future), it may be backed by a consortium of banks or other financial institutions.

Certain swap and forward agreements are contracted for directly with counterparties. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to a Fund.

Swap agreements do not generally involve the delivery of underlying assets either at the outset of a transaction or upon settlement. Accordingly, if the counterparty to an OTC swap agreement defaults, the Fund’s risk of loss typically consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Swap counterparty risk is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with the recovery of collateral posted in segregated tri-party accounts at the Fund’s custodian bank.

Forward agreements do not involve the delivery of assets at the onset of a transaction, but may be settled physically in the underlying asset if such contracts are held to expiration, particularly in the case of currency forwards. Thus, prior to settlement, if the counterparty to a forward contract defaults, a Fund’s risk of loss will generally consist of the net amount of payments that the Fund is contractually entitled to receive, if any. However, if physically settled forwards are held until expiration (presently, there is no plan to do this), at the time of settlement, a Fund may be at risk for the full notional value of the forward contracts depending on the type of settlement procedures used.

The Sponsor attempts to minimize certain of these market and credit risks by normally:

•	executing and clearing trades with creditworthy counterparties, as determined by the Sponsor;

•	limiting the outstanding amounts due from counterparties to the Funds;

•	not posting margin directly with a counterparty;

•	requiring that the counterparty posts collateral in amounts approximately equal to that owed to the Funds, as marked to market daily, subject to certain minimum thresholds;

•	limiting the amount of margin or premium posted at a FCM; and

•	ensuring that deliverable contracts are not held to such a date when delivery of the underlying asset could be called for.

Off-Balance Sheet Arrangements and Contractual Obligations

As of May 3, 2024, the Funds have not used, nor do they expect to use in the future, special purpose entities to facilitate off-balance sheet financing arrangements and have no loan guarantee arrangements or off-balance sheet arrangements of any kind other than agreements entered into in the normal course of business, which may include indemnification provisions related to certain risks service providers undertake in performing services which are in the best interests of the Funds. While each Fund’s exposure under such indemnification provisions cannot be estimated, these general business indemnifications are not expected to have a material impact on a Fund’s financial position.

Management fee payments made to the Sponsor are calculated as a fixed percentage of each Fund’s NAV. As such, the Sponsor cannot anticipate the payment amounts that will be required under these arrangements for future periods as NAVs are not known until a future date. The agreement with the Sponsor may be terminated by either party upon 30 days written notice to the other party.

Critical Accounting Policies

Preparation of the financial statements and related disclosures in compliance with accounting principles generally accepted in the United States of America requires the application of appropriate accounting rules and guidance, as well as the use of estimates. The Trust’s and the Funds’ application of these policies involves judgments and actual results may differ from the estimates used.

Each Fund has significant exposure to Financial Instruments. The Funds hold a significant portion of their assets in swaps, futures, forward contracts or foreign currency forward contracts, all of which are recorded on a trade date basis and at fair value in the financial statements, with changes in fair value reported in the Statements of Operations.

The use of fair value to measure Financial Instruments, with related unrealized gains or losses recognized in earnings in each period, is fundamental to the Trust’s and the Funds’ financial statements. The fair value of a Financial Instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).

For financial reporting purposes, the Funds value investments based upon the closing price in their primary markets. Accordingly, the investment valuations in these financial statements may differ from those used in the calculation of certain Funds’ final creation/redemption NAV for the period ended March 31, 2024.

Short-term investments are valued at amortized cost which approximates fair value for daily NAV purposes. For financial reporting purposes, short-term investments are valued at their market price using information provided by a third-party pricing service or market quotations.

Derivatives (e.g., futures contracts, options, swap agreements, forward agreements and foreign currency forward contracts) are generally valued using independent sources and/or agreements with counterparties or other procedures as determined by the Sponsor. Futures contracts, except for those entered into by the Gold and Silver Funds, are generally valued at the last settled price on the applicable exchange on which that future trades. Futures contracts entered into by the Gold and Silver Funds are valued at the last sales price prior to the time at which the NAV per Share of a Fund is determined. For financial reporting purposes, all futures contracts are valued at last settled price. The Sponsor may in its sole discretion choose to determine a fair value price as the basis for determining the market value of such position. Such fair value prices would be generally determined based on available inputs about the current value of the underlying financial instrument or commodity and would be based on principles that the Sponsor deems fair and equitable so long as such principles are consistent with normal industry standards. The Sponsor may fair value an asset of a Fund pursuant to the policies the Sponsor has adopted, which are consistent with normal industry standards.

Fair value pricing may require subjective determinations about the value of an investment. While each Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects investment values as of the time of pricing, the Funds cannot ensure that fair values determined by the Sponsor or persons acting at their direction would accurately reflect the price that the Fund could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale).

The prices used by a Fund may differ from the value that would be realized if the investments were sold and the differences could be material to the financial statements.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount, and is reflected as Interest Income in the Statement of Operations. Additionally, interest income may be earned on Repurchase Agreements and/or cash held on deposit with brokers for futures contracts.

Realized gains (losses) and changes in unrealized gain (loss) on open investments are determined on a specific identification basis and recognized in the Statements of Operations in the period in which the contract is closed or the changes occur, respectively.

Each Fund pays its respective brokerage commissions, including applicable exchange fees, NFA fees, give up fees, pit futures account fees and other transaction related fees and expenses charged in connection with trading activities for each Fund’s investment in U.S. Commodity Futures Trading Commission regulated investments. Brokerage commissions on futures contracts are recognized on a half-turn basis. The Sponsor is currently paying brokerage commissions in VIX futures contracts for the Matching VIX Funds that exceed variable create/redeem fees collected by more than 0.02% of the Matching VIX Fund’s average net assets annually.

Results of Operations for the Three Months Ended March 31, 2024 Compared to the Three Months Ended March 31, 2023

ProShares Short VIX Short-Term Futures ETF*

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$267,184,359	$339,591,638
NAV end of period	$313,978,799	$295,340,393
Percentage change in NAV	17.5%	(13.0)%
Shares outstanding beginning of period	5,168,614	11,568,614
Shares outstanding end of period	5,568,614	9,268,614
Percentage change in shares outstanding	7.7%	(19.9)%
Shares created	2,400,000	4,900,000
Shares redeemed	2,000,000	7,200,000
Per share NAV beginning of period	$51.69	$29.35
Per share NAV end of period	$56.38	$31.86
Percentage change in per share NAV	9.1%	8.6%
Percentage change in benchmark	(16.2)%	(20.3)%
Benchmark annualized volatility	39.6%	68.1%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to one-half the inverse (-0.5x) of the daily performance of the S&P 500 VIX Short-Term Futures Index. The increase in the Fund’s NAV also resulted in part from an increase from 5,168,614 outstanding Shares at December 31, 2023 to 5,568,614 outstanding Shares at March 31, 2024. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from a decrease from 11,568,614 outstanding Shares at December 31, 2022 to 9,268,614 outstanding Shares at March 31, 2023. The decrease in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to one-half the inverse (-0.5x) of the daily performance of the S&P 500 VIX Short-Term Futures Index.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 0.5x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV increase of 9.1% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV increase of 8.6% for the three months ended March 31, 2023, was primarily due to greater appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 16.2% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 20.3% for the three months ended March 31, 2023, can be attributed to a lesser decrease in the value of near-term futures contracts on the VIX futures curve during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$2,397,290	$1,416,842
Management fee	740,396	565,777
Brokerage commission	171,599	126,503
Net realized gain (loss)	28,514,617	29,604,148
Change in net unrealized appreciation (depreciation)	(4,654,821)	3,155,177
Net Income (loss)	$26,257,086	$34,176,167

The Fund’s net income decreased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser decrease in the value of futures prices during the three months ended March 31, 2024.

* See Note 8 of the Notes to Financial Statements in Item 1 of part I in this Quarterly Report on Form 10-Q regarding the forward Share split for ProShares Short VIX Short-Term Futures.

ProShares Ultra Bloomberg Crude Oil

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$652,793,437	$859,094,274
NAV end of period	$597,176,895	$811,668,456
Percentage change in NAV	(8.5)%	(5.5)%
Shares outstanding beginning of period	24,843,096	28,393,096
Shares outstanding end of period	17,993,096	30,593,096
Percentage change in shares outstanding	(27.6)%	7.7%
Shares created	4,050,000	19,100,000
Shares redeemed	10,900,000	16,900,000
Per share NAV beginning of period	$26.28	$30.26
Per share NAV end of period	$33.19	$26.53
Percentage change in per share NAV	26.3%	(12.3)%
Percentage change in benchmark	12.8%	(5.4)%
Benchmark annualized volatility	21.4%	30.8%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from a decrease from 24,843,096 outstanding Shares at December 31, 2023 to 17,993,096 outstanding Shares at March 31, 2024. The decrease in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. The decrease in the Fund’s NAV was offset by an increase from 28,393,096 outstanding Shares at December 31, 2022 to 30,593,096 outstanding Shares at March 31, 2023.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the daily performance of its benchmark. The Fund’s per Share NAV increase of 26.3% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 12.3% for the three months ended March 31, 2023, was primarily due to appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s rise of 12.8% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 5.4% for the three months ended March 31, 2023, can be attributed to an increase in the value of WTI Crude Oil during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$3,471,629	$4,038,946
Management fee	1,477,017	1,874,618
Brokerage commission	61,804	94,344
Net realized gain (loss)	93,131,105	85,780,427
Change in net unrealized appreciation (depreciation)	55,083,842	(138,210,442)
Net Income (loss)	$151,686,576	$(48,391,069)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a an increase in the value of WTI Crude Oil during the three months ended March 31, 2024.

ProShares Ultra Bloomberg Natural Gas*

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$729,892,808	$586,151,113
NAV end of period	$580,741,377	$1,139,983,773
Percentage change in NAV	(20.4)%	94.5%
Shares outstanding beginning of period	25,568,544	1,614,376
Shares outstanding end of period	44,218,544	15,454,376
Percentage change in shares outstanding	72.9%	857.3%
Shares created	40,100,000	18,972,500
Shares redeemed	21,450,000	5,132,500
Per share NAV beginning of period	$28.55	$363.08
Per share NAV end of period	$13.13	$73.76
Percentage change in per share NAV	(54.0)%	(79.7)%
Percentage change in benchmark	(28.7)%	(50.4)%
Benchmark annualized volatility	57.3%	78.6%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Natural Gas SubindexSM. The decrease in the Fund’s NAV was offset by an increase from 25,568,544 outstanding Shares at December 31, 2023 to 44,218,544 outstanding Shares at March 31, 2024. By comparison, during the three months ended March 31, 2023, the increase in the Fund’s NAV resulted primarily from an increase from 1,614,376 outstanding Shares at December 31, 2022 to 15,454,376 outstanding Shares at March 31, 2023. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Natural Gas SubindexSM, which was offset by the timing of shareholder activity.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 54.0% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 79.7% for the three months ended March 31, 2023, was primarily due to lesser depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 28.7% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 50.4% for the three months ended March 31, 2023, can be attributed to a lesser decrease in the value of Henry Hub Natural Gas during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$4,210,636	$5,489,641
Management fee	1,449,427	2,328,410
Brokerage commission	703,092	952,779
Futures account fees	88,985	187,693
Net realized gain (loss)	(242,180,914)	(1,061,634,864)
Change in net unrealized appreciation (depreciation)	(136,392,955)	(53,009,690)
Net Income (loss)	$(374,363,233)	$(1,109,154,913)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser decrease in the value of Henry Hub Natural Gas during the three months ended March 31, 2024.

* See Note 1 of the Notes to Financial Statements in Item 1 of part I in this Quarterly Report on Form 10-Q regarding the reverse Share split for ProShares Ultra Bloomberg Natural Gas.

ProShares Ultra Euro

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$7,114,015	$10,704,662
NAV end of period	$6,804,048	$8,616,433
Percentage change in NAV	(4.4)%	(19.5)%
Shares outstanding beginning of period	600,000	950,000
Shares outstanding end of period	600,000	750,000
Percentage change in shares outstanding	—%	(21.1)%
Shares created	100,000	200,000
Shares redeemed	100,000	400,000
Per share NAV beginning of period	$11.86	$11.27
Per share NAV end of period	$11.34	$11.49
Percentage change in per share NAV	(4.4)%	2.0%
Percentage change in benchmark	(2.3)%	1.3%
Benchmark annualized volatility	5.0%	9.2%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the spot price of the euro versus the U.S. dollar. There was no net change in the Fund’s outstanding Shares from December 31, 2023 to March 31, 2024. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from a decrease from 950,000 outstanding Shares at December 31, 2022 to 750,000 outstanding Shares at March 31, 2023. The decrease in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the spot price of the euro versus the U.S. dollar.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 4.4% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV increase of 2.0% for the three months ended March 31, 2023, was primarily due to depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 2.3% for the three months ended March 31, 2024, as compared to the benchmark’s rise of 1.3% for the three months ended March 31, 2023, can be attributed to a decrease in the value of the euro versus the U.S. dollar during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$62,551	$72,991
Management fee	15,935	24,246
Net realized gain (loss)	144,574	280,279
Change in net unrealized appreciation (depreciation)	(509,514)	(96,945)
Net Income (loss)	$(302,389)	$256,325

The Fund’s net income decreased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due an decrease in the value of the euro versus the U.S. dollar during the three months ended March 31, 2024.

ProShares Ultra Gold

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$191,502,023	$173,524,136
NAV end of period	$215,970,841	$201,161,529
Percentage change in NAV	12.8%	15.9%
Shares outstanding beginning of period	3,000,000	3,150,000
Shares outstanding end of period	3,000,000	3,200,000
Percentage change in shares outstanding	—%	1.6%
Shares created	450,000	400,000
Shares redeemed	450,000	350,000
Per share NAV beginning of period	$63.83	$55.09
Per share NAV end of period	$71.99	$62.86
Percentage change in per share NAV	12.8%	14.1%
Percentage change in benchmark	7.4%	8.1%
Benchmark annualized volatility	11.3%	15.7%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Gold SubindexSM. There was no net change in the Fund’s outstanding Shares from December 31, 2023 to March 31, 2024. By comparison, during the three months ended March 31, 2023, the increase in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Gold SubindexSM. The increase in the Fund’s NAV also resulted in part from an increase from 3,150,000 outstanding Shares at December 31, 2022 to 3,200,000 outstanding Shares at March 31, 2023.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the daily performance of its benchmark. The Fund’s per Share NAV increase of 12.8% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV increase of 14.1% for the three months ended March 31, 2023, was primarily due to lesser appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s rise of 7.4% for the three months ended March 31, 2024, as compared to the benchmark’s rise of 8.1% for the three months ended March 31, 2023, can be attributed to a lesser increase in the value of gold futures contracts during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$1,567,439	$1,213,285
Management fee	436,603	427,114
Brokerage commission	9,873	8,615
Net realized gain (loss)	18,474,282	10,799,896
Change in net unrealized appreciation (depreciation)	2,721,192	10,688,379
Net Income (loss)	$22,762,913	$22,701,560

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a an increase in futures prices, in conjunction with an increase in average net assets, during the three months ended March 31, 2024.

ProShares Ultra Silver

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$390,146,373	$414,285,878
NAV end of period	$403,584,744	$429,115,334
Percentage change in NAV	3.4%	3.6%
Shares outstanding beginning of period	14,296,526	13,046,526
Shares outstanding end of period	14,146,526	13,796,526
Percentage change in shares outstanding	(1.0)%	5.7%
Shares created	2,300,000	1,900,000
Shares redeemed	2,450,000	1,150,000
Per share NAV beginning of period	$27.29	$31.75
Per share NAV end of period	$28.53	$31.10
Percentage change in per share NAV	4.6%	(2.0)%
Percentage change in benchmark	3.8%	0.8%
Benchmark annualized volatility	21.3%	27.6%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Silver SubindexSM. The increase in the Fund’s NAV was offset by a decrease from 14,296,526 outstanding Shares at December 31, 2023 to 14,146,526 outstanding Shares at March 31, 2024. By comparison, during the three months ended March 31, 2023, the increase in the Fund’s NAV resulted primarily from a increase from 13,046,526 outstanding Shares at December 31, 2022 to 13,796,526 outstanding Shares at March 31, 2023. The increase in the Fund’s NAV also resulted in part from the timing of shareholder activity, which was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Silver SubindexSM.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the daily performance of its benchmark. The Fund’s per Share NAV increase of 4.6% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 2.0% for the three months ended March 31, 2023, was primarily due to appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s rise of 3.8% for the three months ended March 31, 2024, as compared to the benchmark’s rise of 0.8% for the three months ended March 31, 2023, can be attributed to a greater increase in the value of silver futures contracts during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$2,732,914	$2,476,275
Management fee	873,901	871,559
Brokerage commission	28,042	26,562
Net realized gain (loss)	(4,465,915)	(28,743,864)
Change in net unrealized appreciation (depreciation)	21,608,599	22,352,120
Net Income (loss)	$19,875,598	$(3,915,469)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a greater increase in the value of futures prices during the three months ended March 31, 2024.

ProShares Ultra VIX Short-Term Futures ETF*

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$348,555,743	$639,318,362
NAV end of period	$278,240,649	$535,980,236
Percentage change in NAV	(20.2)%	(16.2)%
Shares outstanding beginning of period	8,264,891	1,861,568
Shares outstanding end of period	8,844,891	2,317,568
Percentage change in shares outstanding	7.0%	24.5%
Shares created	2,820,000	1,674,000
Shares redeemed	2,240,000	1,218,000
Per share NAV beginning of period	$42.17	$343.43
Per share NAV end of period	$31.46	$231.27
Percentage change in per share NAV	(25.4)%	(32.7)%
Percentage change in benchmark	(16.2)%	(20.3)%
Benchmark annualized volatility	39.6%	68.1%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the S&P 500 VIX Short-Term Futures Index. The decrease in the Fund’s NAV was offset by an increase from 8,264,891 outstanding Shares at December 31, 2023 to 8,844,891 outstanding Shares at March 31, 2024. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the daily performance of the S&P 500 VIX Short-Term Futures Index. The decrease in the Fund’s NAV was offset by an increase from 1,861,568 outstanding Shares at December 31, 2022 to 2,317,568 outstanding Shares at March 31, 2023.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 1.5x of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 25.4% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 32.7% for the three months ended March 31, 2023, was primarily due to lesser depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 16.2% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 20.3% for the three months ended March 31, 2023, can be attributed to a lesser decrease in the value of near-term futures contracts on the VIX futures curve during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$1,517,995	$2,141,823
Management fee	667,531	1,373,770
Brokerage commission	486,546	777,701
Futures account fees	86,170	123,361
Net realized gain (loss)	(90,992,592)	(182,241,208)
Change in net unrealized appreciation (depreciation)	13,280,569	2,037,527
Net Income (loss)	$(76,194,028)	$(178,061,858)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser decrease in the value of futures prices during the three months ended March 31, 2024.

* See Note 1 and Note 8 of the Notes to Financial Statements in Item 1 of part I in this Quarterly Report on Form 10-Q regarding the reverse Share split for ProShares Ultra VIX Short-Term Futures.

ProShares Ultra Yen

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$30,205,770	$13,814,796
NAV end of period	$41,994,545	$9,915,083
Percentage change in NAV	39.0%	(28.2)%
Shares outstanding beginning of period	1,099,970	399,970
Shares outstanding end of period	1,799,970	299,970
Percentage change in shares outstanding	63.6%	(25.0)%
Shares created	800,000	50,000
Shares redeemed	100,000	150,000
Per share NAV beginning of period	$27.46	$34.54
Per share NAV end of period	$23.33	$33.05
Percentage change in per share NAV	(15.1)%	(4.3)%
Percentage change in benchmark	(6.9)%	(1.2)%
Benchmark annualized volatility	7.8%	12.4%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from an increase from 1,099,970 outstanding Shares at December 31, 2023 to 1,799,970 outstanding Shares at March 31, 2024. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the spot price of the Japanese yen versus the U.S. dollar. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from a decrease from 399,970 outstanding Shares at December 31, 2022 to 299,970 outstanding Shares at March 31, 2023. The decrease in the Fund’s also resulted in part from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the spot price of the Japanese yen versus the U.S. dollar.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 15.1% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 4.3% for the three months ended March 31, 2023, was primarily due to greater depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 6.9% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 1.2% for the three months ended March 31, 2023, can be attributed to a greater decrease in the value of the Japanese yen versus the U.S. dollar during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$293,018	$89,558
Management fee	77,236	30,560
Net realized gain (loss)	(2,031,575)	(298,808)
Change in net unrealized appreciation (depreciation)	(3,578,931)	(494,067)
Net Income (loss)	$(5,317,488)	$(703,317)

The Fund’s net income decreased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a greater decrease in the value of the Japanese yen versus the U.S. dollar during the three months ended March 31, 2024.

ProShares UltraShort Bloomberg Crude Oil

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$188,963,592	$222,697,337
NAV end of period	$197,512,295	$144,762,563
Percentage change in NAV	4.5%	(35.0)%
Shares outstanding beginning of period	9,105,220	9,305,220
Shares outstanding end of period	12,405,220	5,755,220
Percentage change in shares outstanding	36.2%	(38.2)%
Shares created	8,450,000	5,300,000
Shares redeemed	5,150,000	8,850,000
Per share NAV beginning of period	$20.75	$23.93
Per share NAV end of period	$15.92	$25.15
Percentage change in per share NAV	(23.3)%	5.1%
Percentage change in benchmark	12.8%	(5.4)%
Benchmark annualized volatility	21.4%	30.8%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from an increase from 9,105,220 outstanding Shares at December 31, 2023 to 12,405,220 outstanding Shares at March 31, 2024. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from a decrease from 9,305,220 outstanding Shares at December 31, 2022 to 5,755,220 outstanding Shares at March 31, 2023. The decrease in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 23.3% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV increase of 5.1% for the three months ended March 31, 2023, was primarily due to depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s rise of 12.8% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 5.4% for the three months ended March 31, 2023, can be attributed to an increase in the value of WTI Crude Oil during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$1,737,221	$1,452,572
Management fee	451,585	484,880
Brokerage commission	53,961	65,757
Net realized gain (loss)	(12,508,822)	27,614,767
Change in net unrealized appreciation (depreciation)	(34,449,133)	10,956,230
Net Income (loss)	$(45,220,734)	$40,023,569

The Fund’s net income decreased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due an increase in the value of WTI Crude Oil, during the three months ended March 31, 2024.

ProShares UltraShort Bloomberg Natural Gas*

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$140,963,092	$134,109,520
NAV end of period	$94,345,355	$146,981,760
Percentage change in NAV	(33.1)%	9.6%
Shares outstanding beginning of period	2,933,712	9,933,712
Shares outstanding end of period	1,233,712	4,133,712
Percentage change in shares outstanding	(57.9)%	(58.4)%
Shares created	6,600,000	14,500,000
Shares redeemed	8,300,000	20,300,000
Per share NAV beginning of period	$48.05	$13.50
Per share NAV end of period	$76.47	$35.56
Percentage change in per share NAV	59.2%	163.4%
Percentage change in benchmark	(28.7)%	(50.4)%
Benchmark annualized volatility	57.3%	78.6%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from a decrease from 2,933,712 outstanding Shares at December 31, 2023 to 1,233,712 outstanding Shares at March 31, 2024. The decrease in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Natural Gas SubindexSM. By comparison, during the three months ended March 31, 2023, the increase in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Natural Gas SubindexSM. The increase in the Fund’s NAV was offset by a decrease from 9,933,712 outstanding Shares at December 31, 2022 to 4,133,712 outstanding Shares at March 31, 2023.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV increase of 59.2% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV increase of 163.4% for the three months ended March 31, 2023, was primarily due to lesser appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 28.7% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 50.4% for the three months ended March 31, 2023, can be attributed to a lesser decrease in the value of Henry Hub Natural Gas during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$807,347	$650,640
Management fee	262,444	296,862
Brokerage commission	261,254	209,641
Futures account fees	16,033	29,609
Net realized gain (loss)	44,652,614	183,405,966
Change in net unrealized appreciation (depreciation)	23,826,488	(44,959,798)
Net Income (loss)	$69,286,449	$139,096,808

The Fund’s net income decreased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser decrease in the value of Henry Hub Natural Gas during the three months ended March 31, 2024.

* See Note 8 of the Notes to Financial Statements in Item 1 of part I in this Quarterly Report on Form 10-Q regarding the forward Share split for ProShares UltraShort Bloomberg Natural Gas.

ProShares UltraShort Euro

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$39,367,550	$75,113,179
NAV end of period	$38,712,882	$59,537,260
Percentage change in NAV	(1.7)%	(20.7)%
Shares outstanding beginning of period	1,350,000	2,550,000
Shares outstanding end of period	1,250,000	2,050,000
Percentage change in shares outstanding	(7.4)%	(19.6)%
Shares created	—	100,000
Shares redeemed	100,000	600,000
Per share NAV beginning of period	$29.16	$29.46
Per share NAV end of period	$30.97	$29.04
Percentage change in per share NAV	6.2%	(1.4)%
Percentage change in benchmark	(2.3)%	1.3%
Benchmark annualized volatility	5.0%	9.2%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from a decrease from 1,350,000 outstanding Shares at December 31, 2023 to 1,250,000 outstanding Shares at March 31, 2024. The decrease in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the spot price of the euro versus the U.S. dollar. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from a decrease from 2,550,000 outstanding Shares at December 31, 2022 to 2,050,000 outstanding Shares at March 31, 2023. The decrease in the Fund’s NAV also resulted in part from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the spot price of the euro versus the U.S. dollar.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV increase of 6.2% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 1.4% for the three months ended March 31, 2023, was primarily due to appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 2.3% for the three months ended March 31, 2024, as compared to the benchmark’s rise of 1.3% for the three months ended March 31, 2023, can be attributed to a decrease in the value of the euro versus the U.S. dollar during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$363,067	$485,552
Management fee	95,250	161,568
Net realized gain (loss)	(939,220)	(1,407,311)
Change in net unrealized appreciation (depreciation)	2,967,733	141,211
Net Income (loss)	$2,391,580	$(780,548)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a decrease in the value of the euro versus the U.S. dollar during the three months ended March 31, 2024.

ProShares UltraShort Gold

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$11,795,779	$15,456,037
NAV end of period	$15,170,884	$16,049,273
Percentage change in NAV	28.6%	3.8%
Shares outstanding beginning of period	446,977	496,977
Shares outstanding end of period	646,977	596,977
Percentage change in shares outstanding	44.7%	20.1%
Shares created	200,000	300,000
Shares redeemed	—	200,000
Per share NAV beginning of period	$26.39	$31.10
Per share NAV end of period	$23.45	$26.88
Percentage change in per share NAV	(11.1)%	(13.6)%
Percentage change in benchmark	7.4%	8.1%
Benchmark annualized volatility	11.3%	15.7%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from an increase from 446,977 outstanding Shares at December 31, 2023 to 646,977 outstanding Shares at March 31, 2024. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Gold SubindexSM. By comparison, during the three months ended March 31, 2023, the increase in the Fund’s NAV resulted primarily from a increase from 496,977 outstanding Shares at December 31, 2022 to 596,977 outstanding Shares at March 31, 2023. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Gold SubindexSM.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 11.1% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 13.6% for the three months ended March 31, 2023, was primarily due to lesser depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s rise of 7.4% for the three months ended March 31, 2024, as compared to the benchmark’s rise of 8.1% for the three months ended March 31, 2023, can be attributed to a lesser increase in the value of gold futures contracts during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$109,867	$94,828
Management fee	32,401	36,373
Brokerage commission	935	1,361
Net realized gain (loss)	(1,397,813)	(1,030,881)
Change in net unrealized appreciation (depreciation)	(344,579)	(655,702)
Net Income (loss)	$(1,632,525)	$(1,591,755)

The Fund’s net income decreased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser increase in the value of the futures prices during the three months ended March 31, 2024.

ProShares UltraShort Silver

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$65,149,686	$31,932,799
NAV end of period	$24,245,029	$20,335,691
Percentage change in NAV	(62.8)%	(36.3)%
Shares outstanding beginning of period	3,591,329	1,641,329
Shares outstanding end of period	1,441,329	1,091,329
Percentage change in shares outstanding	(59.9)%	(33.5)%
Shares created	1,400,000	650,000
Shares redeemed	3,550,000	1,200,000
Per share NAV beginning of period	$18.14	$19.46
Per share NAV end of period	$16.82	$18.63
Percentage change in per share NAV	(7.3)%	(4.2)%
Percentage change in benchmark	3.8%	0.8%
Benchmark annualized volatility	21.3%	27.6%

During the three months ended March 31, 2024, the decrease in the Fund’s NAV resulted primarily from a decrease from 3,591,329 outstanding Shares at December 31, 2023 to 1,441,329 outstanding Shares at March 31, 2024. The decrease in the Fund’s NAV also resulted in part from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Silver SubindexSM. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from a decrease from 1,641,329 outstanding Shares at December 31, 2022 to 1,091,329 outstanding Shares at March 31, 2023. The decrease in the Fund’s NAV also resulted in part from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Silver SubindexSM.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV decrease of 7.3% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 4.2% for the three months ended March 31, 2023, was primarily due to greater depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s rise of 3.8% for the three months ended March 31, 2024, as compared to the benchmark’s rise of 0.8% for the three months ended March 31, 2023, can be attributed to a greater increase in the value of the silver futures contracts during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$284,271	$134,207
Management fee	91,138	60,168
Brokerage commission	6,024	5,703
Net realized gain (loss)	5,780,020	2,713,623
Change in net unrealized appreciation (depreciation)	(1,418,602)	(1,183,236)
Net Income (loss)	$4,645,689	$1,664,594

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due to timing of shareholder activity, which was offset by a greater increase in the value of futures prices during the three months ended March 31, 2024.

ProShares UltraShort Yen

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$24,010,010	$21,397,736
NAV end of period	$32,662,223	$25,111,818
Percentage change in NAV	36.0%	17.4%
Shares outstanding beginning of period	348,580	398,580
Shares outstanding end of period	398,580	448,580
Percentage change in shares outstanding	14.3%	12.5%
Shares created	100,000	200,000
Shares redeemed	50,000	150,000
Per share NAV beginning of period	$68.88	$53.68
Per share NAV end of period	$81.95	$55.98
Percentage change in per share NAV	19.0%	4.3%
Percentage change in benchmark	(6.9)%	(1.2)%
Benchmark annualized volatility	7.8%	12.4%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the spot price of the Japanese yen versus the U.S. dollar. The increase in the Fund’s NAV also resulted in part from an increase from 348,580 outstanding Shares at December 31, 2023 to 398,580 outstanding Shares at March 31, 2024. By comparison, during the three months ended March 31, 2023, the increase in the Fund’s NAV resulted primarily from an increase from 398,580 outstanding Shares at December 31, 2022 to 448,580 outstanding Shares at March 31, 2023. The increase in the Fund’s NAV also resulted in part from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the spot price of the Japanese yen versus the U.S. dollar.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to 2x of the inverse of the daily performance of its benchmark. The Fund’s per Share NAV increase of 19.0% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV increase of 4.3% for the three months ended March 31, 2023, was primarily due to greater appreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 6.9% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 1.2% for the three months ended March 31, 2023, can be attributed to a greater decrease in the value of the Japanese yen versus the U.S. dollar during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$249,284	$153,388
Management fee	66,133	50,812
Net realized gain (loss)	1,708,812	(1,027,976)
Change in net unrealized appreciation (depreciation)	2,938,152	1,859,501
Net Income (loss)	$4,896,248	$984,913

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a greater decrease in the value of the Japanese yen versus the U.S. dollar during the three months ended March 31, 2024.

ProShares VIX Mid-Term Futures ETF

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$37,866,143	$84,014,959
NAV end of period	$84,603,064	$67,306,087
Percentage change in NAV	123.4%	(19.9)%
Shares outstanding beginning of period	2,262,403	2,762,403
Shares outstanding end of period	5,337,403	2,512,403
Percentage change in shares outstanding	135.9%	(9.1)%
Shares created	3,375,000	275,000
Shares redeemed	300,000	525,000
Per share NAV beginning of period	$16.74	$30.41
Per share NAV end of period	$15.85	$26.79
Percentage change in per share NAV	(5.3)%	(11.9)%
Percentage change in benchmark	(4.8)%	(11.4)%
Benchmark annualized volatility	19.0%	36.4%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from an increase from 2,262,403 outstanding Shares at December 31, 2023 to 5,337,403 outstanding Shares at March 31, 2024. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 VIX Mid-Term Futures Index. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 VIX Mid-Term Futures Index. The decrease in the Fund’s NAV also resulted in part from a decrease from 2,762,403 outstanding Shares at December 31, 2022 to 2,512,403 outstanding Shares at March 31, 2023.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to the daily performance of its benchmark. The Fund’s per Share NAV decrease of 5.3% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 11.9% for the three months ended March 31, 2023, was primarily due to lesser depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 4.8% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 11.4% for the three months ended March 31, 2023, can be attributed to a lesser decrease in the value of the futures contracts that made the S&P 500 VIX Mid-Term Futures Index during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$392,110	$477,188
Management fee	96,887	150,123
Brokerage commission	20,163	9,169
Futures account fees	6,004	11,440
Net realized gain (loss)	(6,105,191)	(15,820,720)
Change in net unrealized appreciation (depreciation)	2,789,791	4,582,460
Net Income (loss)	$(2,923,290)	$(10,761,072)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser decrease in the value of the futures prices during the three months ended March 31, 2024.

ProShares VIX Short-Term Futures ETF*

Fund Performance

The following table provides summary performance information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
NAV beginning of period	$157,321,746	$266,580,320
NAV end of period	$162,936,051	$226,765,204
Percentage change in NAV	3.6%	(14.9)%
Shares outstanding beginning of period	10,150,947	4,676,565
Shares outstanding end of period	12,600,947	5,021,565
Percentage change in shares outstanding	24.1%	7.4%
Shares created	3,800,000	2,300,000
Shares redeemed	1,350,000	1,955,000
Per share NAV beginning of period	$15.50	$57.00
Per share NAV end of period	$12.93	$45.15
Percentage change in per share NAV	(16.6)%	(20.8)%
Percentage change in benchmark	(16.2)%	(20.3)%
Benchmark annualized volatility	39.6%	68.1%

During the three months ended March 31, 2024, the increase in the Fund’s NAV resulted primarily from an increase from 10,150,947 outstanding Shares at December 31, 2023 to 12,600,947 outstanding Shares at March 31, 2024. The increase in the Fund’s NAV was offset by the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 VIX Short-Term Futures Index. By comparison, during the three months ended March 31, 2023, the decrease in the Fund’s NAV resulted primarily from the cumulative effect of the Fund seeking daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 VIX Short-Term Futures Index. The decrease in the Fund’s NAV was offset by an increase from 4,676,565 outstanding Shares at December 31, 2022 to 5,021,565 outstanding Shares at March 31, 2023.

For the three months ended March 31, 2024 and 2023, the Fund’s daily performance had a statistical correlation over 0.99 to the daily performance of its benchmark. The Fund’s per Share NAV decrease of 16.6% for the three months ended March 31, 2024, as compared to the Fund’s per Share NAV decrease of 20.8% for the three months ended March 31, 2023, was primarily due to lesser depreciation in the value of the assets held by the Fund during the three months ended March 31, 2024.

The benchmark’s decline of 16.2% for the three months ended March 31, 2024, as compared to the benchmark’s decline of 20.3% for the three months ended March 31, 2023, can be attributed to a lesser decrease in the value of the near-term futures contracts on the VIX futures curve during the period ended March 31, 2024.

Net Income/Loss

The following table provides summary income information for the Fund for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net investment income (loss)	$1,348,356	$1,455,917
Management fee	336,376	517,488
Brokerage commission	40,259	96,497
Futures account fees	33,271	50,659
Net realized gain (loss)	(31,754,134)	(46,096,694)
Change in net unrealized appreciation (depreciation)	2,969,180	1,130,026
Net Income (loss)	$(27,436,598)	$(43,510,751)

The Fund’s net income increased for the three months ended March 31, 2024 as compared to the three months ended March 31, 2023, primarily due a lesser decrease in the value of the futures prices during the three months ended March 31, 2024.

* See Note 8 of the Notes to Financial Statements in Item 1 of part I in this Quarterly Report on Form 10-Q regarding the reverse Share split for ProShares VIX Short-Term Futures ETF.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

Quantitative Disclosure

Exchange Rate Sensitivity, Equity Market Volatility Sensitivity, and Commodity Price Sensitivity

Each of the Funds is exposed to certain risks pertaining to the use of Financial Instruments. Each of the Currency Funds is exposed to exchange rate risk through its holdings of Financial Instruments. Each of the VIX Funds is exposed to equity market volatility risk through its holdings of Financial Instruments. Each of the Commodity Funds and Commodity Index Funds is exposed to commodity price risk through its holdings of Financial Instruments.

The tables below provide information about each of the Currency Funds’ Financial Instruments, VIX Funds’ Financial Instruments, and Commodity Funds’ and the Commodity Index Funds’ Financial Instruments. As of March 31, 2024 and 2023, each of the Fund’s positions were as follows:

ProShares Short VIX Short-Term Futures ETF

As of March 31, 2024 and 2023, the ProShares Short VIX Short-Term Futures ETF Fund was exposed to inverse equity market volatility risk through its holding of VIX futures contracts. The following table provides information about the Fund’s positions in VIX futures contracts as of March 31, 2024 and 2023, which were sensitive to equity market volatility risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Short	April 2024	6,720	$14.37	1,000	$(96,557,664)
VIX Futures (Cboe)	Short	May 2024	3,920	15.42	1,000	(60,440,520)

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Short	April 2023	4,007	$20.76	1,000	$(83,202,149)
VIX Futures (Cboe)	Short	May 2023	2,915	22.13	1,000	(64,504,578)

The March 31, 2024 and 2023 short futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The short notional values will increase (decrease) proportionally with decreases (increases) in the price of the futures contract. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in short notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its position in Financial Instruments each day to have $0.50 of short exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by negative one-half. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

ProShares Ultra Bloomberg Crude Oil:

As of March 31, 2024 and 2023, the ProShares Ultra Bloomberg Crude Oil Fund was exposed to commodity price risk through its holding of Crude Oil futures contracts and swap agreements linked to the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
WTI Crude Oil (NYMEX)	Long	June 2024	1,009	$82.42	1,000	$83,161,780
WTI Crude Oil (NYMEX)	Long	December 2024	1,066	77.84	1,000	82,977,440
WTI Crude Oil (NYMEX)	Long	June 2025	1,108	74.66	1,000	82,723,280

	Swap Agreements as of March 31, 2024
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Commodity Balanced WTI Crude Oil Index	Citibank, N.A.	Long	$92.0580	$207,504,255
Bloomberg Commodity Balanced WTI Crude Oil Index	Goldman Sachs International	Long	92.0580	257,994,386
Bloomberg Commodity Balanced WTI Crude Oil Index	Morgan Stanley & Co. International PLC	Long	92.0580	129,073,877
Bloomberg Commodity Balanced WTI Crude Oil Index	Societe Generale	Long	92.0580	195,835,168
Bloomberg Commodity Balanced WTI Crude Oil Index	UBS AG	Long	92.0580	154,892,648

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
WTI Crude Oil (NYMEX)	Long	June 2023	2,112	$75.80	1,000	$160,089,600
WTI Crude Oil (NYMEX)	Long	December 2023	2,182	73.55	1,000	160,486,100
WTI Crude Oil (NYMEX)	Long	June 2024	2,261	71.23	1,000	161,051,030

	Swap Agreements as of March 31, 2023
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Commodity Balanced WTI Crude Oil Index	Citibank, N.A.	Long	$80.1009	$180,552,235
Bloomberg Commodity Balanced WTI Crude Oil Index	Goldman Sachs International	Long	80.1009	224,484,374
Bloomberg Commodity Balanced WTI Crude Oil Index	Morgan Stanley & Co. International PLC	Long	80.1009	312,723,926
Bloomberg Commodity Balanced WTI Crude Oil Index	Societe Generale	Long	80.1009	170,398,805
Bloomberg Commodity Balanced WTI Crude Oil Index	UBS AG	Long	80.1009	253,675,785

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The March 31, 2024 and 2023 swap notional values are calculated by multiplying the number of units times the closing level of the Index. These notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract or the level of the Index, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Swap counterparty risk is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares Ultra Bloomberg Natural Gas:

As of March 31, 2024 and 2023, the ProShares Ultra Bloomberg Natural Gas Fund was exposed to commodity price risk through its holding of Natural Gas futures contracts and swap agreements linked to the Bloomberg Natural Gas Subindex. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Natural Gas (NYMEX)	Long	May 2024	65,891	$1.76	10,000	$1,161,658,330

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Natural Gas (NYMEX)	Long	May 2023	95,284	$2.22	10,000	$2,111,493,440

	Swap Agreements as of March 31, 2023
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Natural Gas Subindex	Citibank, N.A.	Long	$0.0885	$67,247,193
Bloomberg Natural Gas Subindex	Goldman Sachs International	Long	0.0885	100,389,846
Bloomberg Natural Gas Subindex	UBS AG	Long	0.0885	803,815

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The March 31, 2023 swap notional values are calculated by multiplying the number of units times the closing level of the Index. These notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Swap counterparty risk is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares Ultra Euro:

As of March 31, 2024 and 2023, the ProShares Ultra Euro Fund was exposed to exchange rate price risk through its holdings of EUR/USD foreign currency forward contracts. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to exchange rate price risk.

	Foreign Currency Forward Contracts as of March 31, 2024
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Euro	Goldman Sachs International	Long	04/05/24	5,678,921	1.0950	$6,218,173
Euro	UBS AG	Long	04/05/24	7,153,502	1.0949	7,832,427
Euro	UBS AG	Short	04/05/24	(221,000)	1.0834	(239,440)

	Foreign Currency Forward Contracts as of March 31, 2023
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Euro	Goldman Sachs International	Long	04/14/23	8,826,921	1.0680	$9,427,525
Euro	UBS AG	Long	04/14/23	9,821,502	1.0684	10,492,894
Euro	Goldman Sachs International	Short	04/14/23	(308,000)	1.0633	(327,497)
Euro	UBS AG	Short	04/14/23	(2,461,000)	1.0877	(2,676,882)

The March 31, 2024 and 2023 USD market value equals the number of euros multiplied by the forward rate. These notional values will increase (decrease) proportionally with increases (decreases) in the forward price. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of exposure to the euro for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the appreciation or depreciation of the euro and multiplying by two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Counterparty risk related to foreign currency forward contracts is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares Ultra Gold:

As of March 31, 2024 and 2023 the ProShares Ultra Gold Fund was exposed to commodity price risk through its holding of Gold futures contracts and swap agreements linked to the Bloomberg Gold SubindexSM. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Gold Futures (COMEX)	Long	June 2024	649	$2,238.40	100	$145,272,160

	Swap Agreements as of March 31, 2024
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Gold Subindex	Citibank, N.A.	Long	$222.2802	$123,084,977
Bloomberg Gold Subindex	Goldman Sachs International	Long	222.2802	58,461,471
Bloomberg Gold Subindex	UBS AG	Long	222.2802	105,107,323

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Gold Futures (COMEX)	Long	June 2023	667	$1,986.20	100	$132,479,540

	Swap Agreements as of March 31, 2023
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Gold Subindex	Citibank, N.A.	Long	$209.1875	$115,835,052
Bloomberg Gold Subindex	Goldman Sachs International	Long	209.1875	55,017,986
Bloomberg Gold Subindex	UBS AG	Long	209.1875	98,916,314

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The March 31, 2024 and 2023 swap notional values equal units multiplied by the swap price. These notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract or swap price, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Swap counterparty risk generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares Ultra Silver:

As of March 31, 2024 and 2023 the ProShares Ultra Silver Fund was exposed to commodity price risk through its holding of Silver futures contracts and swap agreements linked to the Bloomberg Silver SubindexSM. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Silver Futures (COMEX)	Long	May 2024	2,406	$24.92	5,000	$299,739,480

	Swap Agreements as of March 31, 2024
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Silver Subindex	Citibank, N.A.	Long	$206.5403	$183,114,057
Bloomberg Silver Subindex	Goldman Sachs International	Long	206.5403	22,879,089
Bloomberg Silver Subindex	Morgan Stanley & Co. International PLC	Long	206.5403	155,225,776
Bloomberg Silver Subindex	UBS AG	Long	206.5403	146,097,767

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Silver Futures (COMEX)	Long	May 2023	2,879	$24.16	5,000	$347,725,620

	Swap Agreements as of March 31, 2023
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Silver Subindex	Citibank, N.A.	Long	$211.9607	$177,727,745
Bloomberg Silver Subindex	Goldman Sachs International	Long	211.9607	23,479,523
Bloomberg Silver Subindex	Morgan Stanley & Co. International PLC	Long	211.9607	159,299,488
Bloomberg Silver Subindex	UBS AG	Long	211.9607	149,931,926

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The March 31, 2024 and 2023 and swap notional values equal units multiplied by the swap price. These notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract or swap price, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Swap counterparty risk generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares Ultra VIX Short-Term Futures ETF

As of March 31, 2024 and 2023, the ProShares Ultra VIX Short-Term Futures ETF Fund was exposed to equity market volatility risk through its holding of VIX futures contracts. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to equity market volatility risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Long	April 2024	17,863	$14.37	1,000	$160,660,770
VIX Futures (Cboe)	Long	May 2024	10,420	15.42	1,000	256,668,088

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Long	April 2023	21,811	$20.76	1,000	$452,887,966
VIX Futures (Cboe)	Long	May 2023	15,863	22.13	1,000	351,024,396

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract or the level of the Index, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $1.50 of exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by one and one-half. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

ProShares Ultra Yen:

As of March 31, 2024 and 2023, the ProShares Ultra Yen Fund was exposed to exchange rate price risk through its holdings of Yen/USD foreign currency forward contracts. The following table provides information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to exchange rate price risk.

	Foreign Currency Forward Contracts as of March 31, 2024
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Yen	Goldman Sachs International	Long	04/05/24	6,299,288,056	0.006762	$42,598,371
Yen	UBS AG	Long	04/05/24	6,445,204,856	0.006783	43,719,927
Yen	UBS AG	Short	04/05/24	(36,515,000)	0.006763	(246,947)

	Foreign Currency Forward Contracts as of March 31, 2023
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Yen	GOLDMAN SACHS INTERNATIONAL	Long	04/14/23	1,492,519,517	0.007400	$11,044,802
Yen	UBS AG	Long	04/14/23	1,730,435,856	0.007387	12,782,072
Yen	GOLDMAN SACHS INTERNATIONAL	Short	04/14/23	(16,977,000)	0.007387	(125,407)
Yen	UBS AG	Short	04/14/23	(577,337,000)	0.007533	(4,348,806)

The March 31, 2024 and 2023 USD market values equal the number of yen multiplied by the forward rate. These notional values will increase (decrease) proportionally with increases (decreases) in the forward price. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of exposure to the yen for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the appreciation or depreciation of the yen and multiplying by two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Counterparty risk related to foreign currency forward contracts is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares UltraShort Bloomberg Crude Oil:

As of March 31, 2024 and 2023, the ProShares UltraShort Bloomberg Crude Oil Fund was exposed to inverse commodity price risk through its holding of Crude Oil futures contracts. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
WTI Crude Oil (NYMEX)	Short	June 2024	1,601	$82.42	1,000	$(131,954,420)
WTI Crude Oil (NYMEX)	Short	December 2024	1,693	77.84	1,000	(131,783,120)
WTI Crude Oil (NYMEX)	Short	June 2025	1,758	74.66	1,000	(131,252,280)

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
WTI Crude Oil (NYMEX)	Short	June 2023	1,269	$75.80	1,000	$(96,190,200)
WTI Crude Oil (NYMEX)	Short	December 2023	1,312	73.55	1,000	(96,497,600)
WTI Crude Oil (NYMEX)	Short	June 2024	1,359	71.23	1,000	(96,801,570)

The March 31, 2024 and 2023 short futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The short notional values will increase (decrease) proportionally with decreases (increases) in the price of the futures contract or the level of the Index, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in short notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of short exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by negative two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

ProShares UltraShort Bloomberg Natural Gas:

As of March 31, 2024 and 2023, the ProShares UltraShort Bloomberg Natural Gas Fund was exposed to inverse commodity price risk through its holding of Natural Gas futures contracts. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Natural Gas (NYMEX)	Short	May 2024	10,700	$1.76	10,000	$(188,641,000)

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Natural Gas (NYMEX)	Short	May 2023	13,265	$2.22	10,000	$(293,952,400)

The March 31, 2024 and 2023 short futures notional values are calculated by multiplying the number of Contracts held times the valuation price times the contract multiplier. The short notional values will increase (decrease) proportionally with decreases (increases) in the price of the futures contract as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in short notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of short exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by negative two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

ProShares UltraShort Euro:

As of March 31, 2024 and 2023, the ProShares UltraShort Euro Fund was exposed to inverse exchange rate price risk through its holdings of Euro/USD foreign currency forward contracts. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to exchange rate price risk.

	Foreign Currency Forward Contracts as of March 31, 2024
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Euro	Goldman Sachs International	Long	04/05/24	2,089,000	1.0908	$2,278,751
Euro	UBS AG	Long	04/05/24	2,400,000	1.0876	2,610,298
Euro	Goldman Sachs International	Short	04/05/24	(38,956,263)	1.0948	(42,648,430)
Euro	UBS AG	Short	04/05/24	(37,273,199)	1.0939	(40,772,480)

	Foreign Currency Forward Contracts as of March 31, 2023
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Euro	Goldman Sachs International	Long	04/14/23	13,747,000	1.0724	$14,742,763
Euro	UBS AG	Long	04/14/23	21,381,000	1.0781	23,050,631
Euro	Goldman Sachs International	Short	04/14/23	(71,345,263)	1.0673	(76,146,038)
Euro	UBS AG	Short	04/14/23	(73,465,199)	1.0668	(78,376,112)

The March 31, 2024 and 2023 USD market values equal the number of euros multiplied by the forward rate. These short notional values will increase (decrease) proportionally with decreases (increases) in the forward price. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in short notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of short exposure to the euro for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the appreciation or depreciation of the euro and multiplying by negative two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Counterparty risk related to foreign currency forward contracts is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares UltraShort Gold:

As of March 31, 2024 and 2023 the ProShares UltraShort Gold Fund was exposed to inverse commodity price risk through its holding of Gold futures contracts and swap agreements linked to the Bloomberg Gold SubindexSM. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Gold Futures (COMEX)	Short	June 2024	55	$2,238.40	100	$(12,311,200)

	Swap Agreements as of March 31, 2024
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Gold Subindex	Citibank, N.A.	Short	$222.2802	$(4,178,267)
Bloomberg Gold Subindex	Goldman Sachs International	Short	222.2802	(5,476,095)
Bloomberg Gold Subindex	UBS AG	Short	222.2802	(8,470,022)

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Gold Futures (COMEX)	Short	June 2023	76	$1,986.20	100	$(15,095,120)

	Swap Agreements as of March 31, 2023
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Gold Subindex	Citibank, N.A.	Short	$209.1875	$(3,932,159)
Bloomberg Gold Subindex	Goldman Sachs International	Short	209.1875	(5,153,543)
Bloomberg Gold Subindex	UBS AG	Short	209.1875	(7,971,123)

The March 31, 2024 and 2023 short futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The March 31, 2024 and 2023 swap notional values equal units multiplied by the swap price. These short notional values will increase (decrease) proportionally with decreases (increases) in the price of the futures contract or swap price, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of short exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by negative two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Swap counterparty risk generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares UltraShort Silver:

As of March 31, 2024 and 2023 the ProShares UltraShort Silver Fund was exposed to inverse commodity price risk through its holding of Silver futures contracts and swap agreements linked to the Bloomberg Silver SubindexSM. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to commodity price risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Silver Futures (COMEX)	Short	May 2024	163	$24.92	5,000	$(20,306,540)

	Swap Agreements as of March 31, 2024
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Silver Subindex	Citibank, N.A.	Short	$206.5403	$(5,353,674)
Bloomberg Silver Subindex	Goldman Sachs International	Short	206.5403	(10,145,879)
Bloomberg Silver Subindex	Morgan Stanley & Co. International PLC	Short	206.5403	(1,399,517)
Bloomberg Silver Subindex	UBS AG	Short	206.5403	(11,273,405)

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
Silver Futures (COMEX)	Short	May 2023	137	$24.16	5,000	$(16,546,860)

	Swap Agreements as of March 31, 2023
Reference Index	Counterparty	Long or Short	Index Close	Notional Amount at Value
Bloomberg Silver Subindex	Citibank, N.A.	Short	$211.9607	$(2,858,231)
Bloomberg Silver Subindex	Goldman Sachs International	Short	211.9607	(10,412,145)
Bloomberg Silver Subindex	Morgan Stanley & Co. International PLC	Short	211.9607	(8,232,766)
Bloomberg Silver Subindex	UBS AG	Short	211.9607	(2,632,575)

The March 31, 2024 and 2023 short futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The March 31, 2024 and 2023 swap notional values equal units multiplied by the swap price. These short notional values will increase (decrease) proportionally with decreases (increases) in the price of the futures contract or swap price, as applicable. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in short notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of short exposure to the Index for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index and multiplying by negative two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Swap counterparty risk generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares UltraShort Yen:

As of March 31, 2024 and 2023, the ProShares UltraShort Yen Fund was exposed to inverse exchange rate price risk through its holdings of Yen/USD foreign currency forward contracts. The following tables provide information about the Fund’s positions in these Financial Instruments as of March 31, 2024 and 2023, which were sensitive to exchange rate price risk.

	Foreign Currency Forward Contracts as of March 31, 2024
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Yen	UBS AG	Long	04/05/24	46,414,000	0.006616	$307,057
Yen	Goldman Sachs International	Short	04/05/24	(4,271,976,165)	0.006778	(28,956,877)
Yen	UBS AG	Short	04/05/24	(5,644,914,574)	0.006772	(38,229,557)

	Foreign Currency Forward Contracts as of March 31, 2023
Reference Currency	Counterparty	Long or Short	Settlement Date	Local Currency	Forward Rate	Market Value USD
Yen	Goldman Sachs International	Long	04/14/23	1,438,381,000	0.007577	$10,898,111
Yen	UBS AG	Long	04/14/23	1,461,674,000	0.007452	10,891,748
Yen	Goldman Sachs International	Short	04/14/23	(4,075,246,165)	0.007410	(30,197,307)
Yen	UBS AG	Short	04/14/23	(5,475,162,574)	0.007421	(40,629,712)

The March 31, 2024 and 2023 USD market values equal the number of yen multiplied by the forward rate. These short notional values will increase (decrease) proportionally with decreases (increases) in the forward price. Additional gains (losses) associated with these contracts will be equal to any such subsequent decreases (increases) in short notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to have $2.00 of short exposure to the yen for every $1.00 of net assets. Future period returns, before fees and expenses, cannot be estimated simply by estimating the appreciation or depreciation of the yen and multiplying by negative two. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day. Counterparty risk related to foreign currency forward contracts is generally limited to the amount of any unrealized gains, although in the event of a counterparty bankruptcy, there could be delays and costs associated with recovering collateral posted in segregated tri-party accounts at the Fund’s third-party custodian.

ProShares VIX Mid-Term Futures ETF

As of March 31, 2024 and 2023, the ProShares VIX Mid-Term Futures ETF Fund was exposed to equity market volatility risk through its holding of VIX futures contracts. The following table provides information about the Fund’s positions in VIX futures contracts as of March 31, 2024 and 2023, which were sensitive to equity market volatility risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Long	July 2024	993	$16.92	1,000	$16,799,673
VIX Futures (Cboe)	Long	August 2024	1,572	17.50	1,000	27,510,000
VIX Futures (Cboe)	Long	September 2024	1,572	18.01	1,000	28,311,406
VIX Futures (Cboe)	Long	October 2024	580	20.60	1,000	11,948,000

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Long	July 2023	545	$23.59	1,000	$12,858,785
VIX Futures (Cboe)	Long	August 2023	942	23.70	1,000	22,324,458
VIX Futures (Cboe)	Long	September 2023	942	23.99	1,000	22,599,428
VIX Futures (Cboe)	Long	October 2023	396	24.05	1,000	9,523,800

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to match the performance of the Index. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

ProShares VIX Short-Term Futures ETF

As of March 31, 2024 and 2023, the ProShares VIX Short-Term Futures ETF Fund was exposed to equity market volatility risk through its holding of VIX futures contracts. The following tables provide information about the Fund’s positions in VIX futures contracts as of March 31, 2024 and 2023, which were sensitive to equity market volatility risk.

	Futures Positions as of March 31, 2024
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Long	April 2024	6,974	$14.37	1,000	$100,207,314
VIX Futures (Cboe)	Long	May 2024	4,068	15.42	1,000	62,722,458

	Futures Positions as of March 31, 2023
Contract	Long or Short	Expiration	Contracts	Valuation Price	Contract Multiplier	Notional Amount at Value
VIX Futures (Cboe)	Long	April 2023	6,151	$20.76	1,000	$127,720,594
VIX Futures (Cboe)	Long	May 2023	4,474	22.13	1,000	99,002,909

The March 31, 2024 and 2023 futures notional values are calculated by multiplying the number of contracts held times the valuation price times the contract multiplier. The notional values will increase (decrease) proportionally with increases (decreases) in the price of the futures contract. Additional gains (losses) associated with these contracts will be equal to any such subsequent increases (decreases) in notional values, before accounting for spreads or transaction or financing costs. The Fund will generally attempt to adjust its positions in Financial Instruments each day to match the performance of the Index. Future period returns, before fees and expenses, cannot be estimated simply by estimating the return of the Index. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

Qualitative Disclosure

As described in Item 7 in the Annual Report on Form 10-K, it is the investment objective of each Geared Fund to seek daily investment results, before fees and expenses, which correspond to a multiple, the inverse or an inverse multiple of the daily performance, of its corresponding benchmark (referred to as the “Daily Target”). Each Short Fund seeks daily investment results, before fees and expenses, that correspond to one-half the inverse (-0.5x) of the daily performance of its corresponding benchmark. Each UltraShort Fund seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of its corresponding benchmark. Each Ultra Fund seeks daily investment results, before fees and expenses, that correspond to one and one half times (1.5x) or two times (2x) the daily performance of its corresponding benchmark. Each Matching VIX Fund seeks investment results, before fees and expenses, that match the performance of a benchmark. The Geared Funds do not seek to achieve these stated investment objectives over a period of time greater than a single day because mathematical compounding prevents the Geared Funds from achieving such results. Performance over longer periods of time will be influenced not only by the cumulative period performance of the corresponding benchmark but equally by the intervening volatility of the benchmark as well as fees and expenses, including costs associated with the use of Financial Instruments such as financing costs and trading spreads. Future period returns, before fees and expenses, cannot be estimated simply by estimating the percent change in the corresponding benchmark and multiplying by negative three, negative two, negative one, negative one-half, one, one and one-half, two or three. Shareholders who invest in the Funds should actively manage and monitor their investments, as frequently as daily. See “Item 1A. Risk Factors” in the Annual Report on Form 10-K for additional information regarding performance for periods longer than a single day.

Primary Market Risk Exposure

The primary market risks that the Funds are exposed to depend on each Fund’s investment objective and corresponding benchmark. For example, the primary market risk that the ProShares UltraShort Bloomberg Crude Oil and the ProShares Ultra Bloomberg Crude Oil Funds are exposed to are inverse and long exposure, respectively, to the price of crude oil as measured by the return of holding and periodically rolling crude oil futures contracts (the Bloomberg Commodity Index and its sub-indexes are based on the price of rolling futures positions, rather than on the cash price for immediate delivery of the corresponding commodity).

Each Fund’s exposure to market risk is further influenced by a number of factors, including the liquidity of the markets in which the contracts are traded and the relationships among the contracts held. The inherent uncertainty of each Fund’s trading strategies and other factors, could ultimately lead to a loss of all or substantially all of investors’ capital.

As described in Item 7 in the Annual Report on Form 10-K, trading in certain futures contracts or forward agreements involves each Fund entering into contractual commitments to purchase or sell a commodity underlying a Fund’s benchmark at a specified date and price, should it hold such futures contracts or forward agreements into the deliverable period. Should a Fund enter into a contractual commitment to sell a physical commodity, it is required to make delivery of that commodity at the contract price and then repurchase the contract at prevailing market prices or settle in cash. Since the repurchase price to which the value of a commodity can rise is unlimited, entering into commitments to sell commodities would expose a Fund to theoretically unlimited risk.

Commodity Price Sensitivity

As further described in “Item 1A. Risk Factors” in the Annual Report on Form 10-K, the value of the Shares of each Fund relates directly to the value of, and realized profit or loss from, the Financial Instruments and other assets held by the Fund and fluctuations in the price of these assets could materially adversely affect an investment in the Shares. With regard to the Commodity Index Funds or the Commodity Funds, several factors may affect the price of a commodity underlying a Commodity Index Fund or a Commodity Fund, and in turn, the Financial Instruments and other assets, if any, owned by such a Fund. The impact of changes in the price of a physical commodity or of a commodity index (comprised of commodity futures contracts) will affect investors differently depending upon the Fund in which investors invest. Daily increases in the price of an underlying commodity or commodity index will negatively impact the daily performance of Shares of an UltraShort Fund and daily decreases in the price of an underlying commodity or commodity index will negatively impact the daily performance of Shares of an Ultra Fund.

Additionally, performance over time is a cumulative effect of geometrically linking each day’s leveraged or inverse leveraged returns. For instance, if a corresponding benchmark was up 10% and then down 10%, which would result in a (1.1*0.9)-1 = -1% period benchmark return, the two-day period return for a theoretical two-times fund would be equal to a (1.2 *0.8)-1 = -4% period Fund return (rather than simply two times the period return of the benchmark).

Exchange Rate Sensitivity

As further described in “Item 1A. Risk Factors” in the Annual Report on Form 10-K, the value of the Shares of each Fund relates directly to the value of, and realized profit or loss from, the Financial Instruments and other assets held by the Fund and fluctuations in the price of these assets could materially adversely affect an investment in the Shares. With regard to the Currency Funds, several factors may affect the value of the foreign currencies or the U.S. dollar, and, in turn, the Financial Instruments and other assets, if any, owned by a Fund. The impact of changes in the price of a currency will affect investors differently depending upon the Fund in which investors invest. Daily increases in the price of a currency will negatively impact the daily performance of Shares of a Short Fund or an UltraShort Fund and daily decreases in the price of a currency will negatively impact the daily performance of Shares of an Ultra Fund.

Additionally, performance over time is a cumulative effect of geometrically linking each day’s leveraged or inverse leveraged returns. For instance, if a corresponding benchmark was up 10% and then down 10%, which would result in a (1.1*0.9)-1 = -1% period benchmark return, the two-day period return for a theoretical two-times fund would be equal to a (1.2 *0.8)-1 = -4% period Fund return (rather than simply two times the period return of the benchmark).

Equity Market Volatility Sensitivity

As further described in “Item 1A. Risk Factors” in the Annual Report on Form 10-K, the value of the Shares of each VIX Fund relates directly to the value of, and realized profit or loss from, the Financial Instruments and other assets held by the Fund and fluctuations in the price of these assets could materially adversely affect an investment in the Shares. Several factors may affect the price and/or liquidity of VIX futures contracts and other assets, if any, owned by a VIX Fund. The impact of changes in the price of these assets will affect investors differently depending upon the Fund in which investors invest.

Managing Market Risks

Each Fund seeks to remain fully exposed to the corresponding benchmark at the levels implied by the relevant investment objective (-0.5x, -2x, 1.5x, or 2x), regardless of market direction or sentiment. At the close of the relevant markets each trading day (see NAV calculation times in “Note 2—Significant Accounting Policies - Final Net Asset Value for Fiscal Period”), each Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with its investment objective. As described in Item 7 of the Annual Report on Form 10-K, these adjustments are done through the use of various Financial Instruments. Factors common to all Funds that may require portfolio re-positioning are creation/redemption activity and index rebalances.

For Geared Funds, the impact of the index’s movements each day also affects whether the Fund’s portfolio needs to be rebalanced. For example, if the index for an Ultra Fund has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s long exposure will need to be increased to the extent there are not offsetting factors such as redemption activity. Conversely, if the Index has fallen on a given day, net assets of an Ultra Fund should fall. As a result, the Fund’s long exposure will generally need to be decreased. Net assets for Short Funds and UltraShort Funds will generally decrease when the Index rises on a given day, to the extent there are not offsetting factors. As a result, the Fund’s short exposure may need to be decreased. As a result, the Fund’s short exposure may need to be increased.

The use of certain Financial Instruments introduces counterparty risk. A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to Financial Instruments entered into by the Fund. A Fund may be negatively impacted if a counterparty fails to perform its obligations. Each Fund intends to enter into swap and forward agreements only with major global financial institutions that meet certain credit quality standards and monitoring policies. Each Fund may use various techniques to minimize credit risk including early termination or reset and payment, limiting the net amount due from any individual counterparty, and generally requiring that the counterparty post collateral with respect to amounts owed to the Funds, marked to market daily.

Most Financial Instruments held by the Funds are “unfunded” meaning that the Fund will obtain exposure to the corresponding benchmark while still being in possession of its original cash assets. The cash positions that result from use of such Financial Instruments are held in a manner to minimize both interest rate and credit risk. During the reporting period, cash positions were maintained in both non-interest bearing and interest bearing demand deposit accounts. The Funds may also invest a portion of this cash in cash equivalents (such as shares of money market funds, bank deposits, bank money market accounts, certain variable rate-demand notes and repurchase agreements collateralized by government securities).

Item 4. Controls and Procedures.

Disclosure Controls and Procedures

Under the supervision and with the participation of the principal executive officer and principal financial officer of the Trust, Trust management has evaluated the effectiveness of the Trust’s and the Funds’ disclosure controls and procedures, and have concluded that the disclosure controls and procedures of the Trust and the Funds (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) were effective, as of March 31, 2024, including providing reasonable assurance that information required to be disclosed in the reports that the Trust files or submits under the 1934 Act on behalf of the Trust and the Funds is recorded, processed, summarized and reported, within the time periods specified in the applicable rules and forms, and that such information is accumulated and communicated to management, including the principal executive officer and principal financial officer, of the Trust as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control over Financial Reporting

There were no changes in the Trust’s or the Funds’ internal control over financial reporting that occurred during the quarter ended March 31, 2024 that have materially affected, or are reasonably likely to materially affect, the Trust’s or the Funds’ internal control over financial reporting.

Certifications

The certifications by the Principal Executive Officer and Principal Financial Officer of the Trust required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, which are filed or furnished as exhibits to this Quarterly Report on Form 10-Q, apply both to the Trust taken as a whole and each Fund, and the Principal Executive Officer and Principal Financial Officer of the Trust are certifying both as to the Trust taken as a whole and each Fund.

Part II. OTHER INFORMATION

Item 1. Legal Proceedings.

As of March 31, 2024, the Trust is not a party to any material legal proceedings.

Item 1A. Risk Factors.

Regulatory and exchange accountability levels may restrict the creation of Creation Units and the operation of the Trust

Investments in futures contracts are subject to current position limits and accountability levels established by the exchanges. Accordingly, the Sponsor and the Funds may be required to reduce the size of outstanding positions or be restricted from entering into new positions that would otherwise be taken for a Fund or not trade in certain markets on behalf of the Fund in order to comply with those limits or any future limits. These restrictions, if implemented, could limit the ability of each Fund to invest in additional futures contracts, add to existing positions in the desired amount, or create additional Creation Units and could otherwise have a significant negative impact on Fund operations and performance, decreasing a Fund’s correlation to the performance of its benchmark, and otherwise preventing a Fund from achieving its investment objective. On May 4, 2020, CME imposed a more restrictive position limit in September 2020 WTI oil futures contracts with respect to the Oil Funds. In response to CME’s imposition of a more restrictive position limit, global developments, and other factors, the Sponsor modified certain of the Oil Funds’ investment strategies to invest in longer-dated futures contracts. In early July 2020, in anticipation of the roll of the Oil Funds’ benchmark, and in order to help manage the impact of recent extraordinary conditions and volatility in the markets for crude oil and related Financial Instruments, the Sponsor modified certain of the Oil Funds’ investment strategies to invest in longer-dated futures contracts.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) and its variants has caused significant shocks to global financial markets and economies, with many governments taking extreme actions in an attempt to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have if reimposed, a severe economic impact on global economies as economic activity in some instances has essentially ceased.

On February 24, 2022, Russia commenced a military attack on Ukraine. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. As the war continues, sanctions on Russian exports in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflicts and related events could have significant impact on a Fund’s performance, and the value of an investment in a Fund may decline significantly.

The price of futures contracts can change quickly and without warning. If the price of WTI crude oil futures contracts in the future were to decline significantly or reach a negative price, investors in the Ultra Crude Oil Fund could suffer significant losses or lose their entire investment.

Extreme market volatility and economic turbulence in the first part of 2020 has led to FCMs increasing margin requirements for certain futures contracts, including nearer-dated WTI crude oil and other oil futures contracts. Some FCMs may impose trading limitations, whether in the form of limits or prohibitions on trading oil futures contracts. If the Oil Funds are subject to increased margin requirements, they will incur increased costs and may not be able to achieve desired exposure. The Oil Funds may not be able to achieve their investment objective if they become subject to heightened margin requirements or trading limitations.

Natural Disasters and Public Health Disruptions, such as the COVID-19 Pandemic, May Have a Significant Negative Impact on the Performance of Each Fund.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. These conditions have led, and may continue to lead, to increased or extreme market volatility, illiquidity and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. To attempt to curb the spread of COVID-19, federal, state, and local governments introduced various forms of vaccine and mask mandates, lockdowns, curfews, and other policy initiatives. However, several of the federal mandates were rolled back or eliminated entirely due to actions taken within the courts. In response to COVID’s shock to the labor market and economy overall. The government drastically increased its federal spending for COVID-related relief packages, which came in the form of increases in unemployment insurance and stimulus packages. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability potential investment opportunities and accuracy of economic projections. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause extreme market volatility, illiquidity, exchange trading suspensions and market closures. For example, market factors may adversely affect the price and liquidity of the Funds’ investments and potentially increase margins and collateral requirements in ways that have a significant negative impact on Fund performance or make it difficult, or impossible, for a Fund to achieve its investment objective. Under these circumstances, a Fund could have difficulty finding counterparties to transactions, entering or exiting positions at favorable prices and could incur significant losses. Further, Fund counterparties may close out positions with the Funds without notice, at unfavorable times or unfavorable prices, or may choose to transaction on a more limited basis (or not at all). In such cases, it may be difficult or impossible for a Fund to achieve the desired investment exposure with its investment objective. These conditions also can impact the ability of the Funds to complete creation and redemption transactions and disrupt Fund trading in the secondary market.

Additionally, public health issues, war and military conflicts (such as Russia’s continued military actions against Ukraine that started in February 2022 and the Israel-Hamas conflict and the ensuing conflict), sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, and the value of an investment in the Fund may decline significantly.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

a)	None.

b)	Not applicable.

c)	The Trust does not purchase shares directly from its shareholders. The following table summarizes the redemptions by Authorized Participants during the three months ended March 31, 2024:

Title of Securities Registered*		Total Number of Shares Redeemed	Average Price Per Share
ProShares Short VIX Short-Term Futures ETF**
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	—	$—
	02/01/24 to 02/29/24	1,200,000	$53.34
	03/01/24 to 03/31/24	800,000	$55.31
ProShares Ultra Bloomberg Crude Oil
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	3,850,000	$27.50
	02/01/24 to 02/29/24	4,450,000	$29.33
	03/01/24 to 03/31/24	2,600,000	$31.42
ProShares Ultra Bloomberg Natural Gas
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	8,600,000	$31.46
	02/01/24 to 02/29/24	8,850,000	$17.37
	03/01/24 to 03/31/24	4,000,000	$16.96
ProShares Ultra Euro
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	50,000	$11.52
	02/01/24 to 02/29/24	50,000	$11.44
	03/01/24 to 03/31/24	—	$—
ProShares Ultra Gold
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	200,000	$61.14
	02/01/24 to 02/29/24	200,000	$59.78
	03/01/24 to 03/31/24	50,000	$68.79
ProShares Ultra Silver
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	750,000	$25.06
	02/01/24 to 02/29/24	550,000	$24.67
	03/01/24 to 03/31/24	1,150,000	$28.04
ProShares Ultra VIX Short-Term Futures ETF**
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	1,120,000	$42.05
	02/01/24 to 02/29/24	620,000	$39.17
	03/01/24 to 03/31/24	500,000	$36.57
ProShares Ultra Yen
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	50,000	$26.09
	02/01/24 to 02/29/24	50,000	$23.72
	03/01/24 to 03/31/24	—	$—
ProShares UltraShort Bloomberg Crude Oil
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	1,100,000	$20.17
	02/01/24 to 02/29/24	2,100,000	$18.99
	03/01/24 to 03/31/24	1,950,000	$17.29
ProShares UltraShort Bloomberg Natural Gas**
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	5,400,000	$44.51
	02/01/24 to 02/29/24	1,800,000	$67.88
	03/01/24 to 03/31/24	1,100,000	$69.91

ProShares UltraShort Euro
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	—	$—
	02/01/24 to 02/29/24	—	$—
	03/01/24 to 03/31/24	100,000	$30.46
ProShares UltraShort Gold
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	—	$—
	02/01/24 to 02/29/24	—	$—
	03/01/24 to 03/31/24	—	$—
ProShares UltraShort Silver
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	2,300,000	$20.06
	02/01/24 to 02/29/24	1,150,000	$20.67
	03/01/24 to 03/31/24	100,000	$17.04
ProShares UltraShort Yen
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	50,000	$76.48
	02/01/24 to 02/29/24	—	$—
	03/01/24 to 03/31/24	—	$—
ProShares VIX Mid-Term Futures ETF
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	50,000	$16.27
	02/01/24 to 02/29/24	150,000	$15.77
	03/01/24 to 03/31/24	100,000	$15.89
ProShares VIX Short-Term Futures ETF
Common Units of Beneficial Interest
	01/01/24 to 01/31/24	250,000	$15.66
	02/01/24 to 02/29/24	125,000	$15.32
	03/01/24 to 03/31/24	975,000	$14.21

*	The registration statement covers an indeterminate amount of securities to be offered or sold.
**	See Note 8 of these Notes to Financial Statements.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

No officers or trustees of the Trust have adopted, modified or terminated trading plans under either a Rule 10b5-1 trading arrangement (as such terms are defined in Item 408 of Regulation S-K under the Securities Act of 1933, as amended) for the three month period ended March 31, 2024.

Item 6. Exhibits.

Exhibit No.	Description of Document

31.1	Certification by Principal Executive Officer of the Trust Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as amended (1)

31.2	Certification by Principal Financial Officer of the Trust Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as amended (1)

32.1*	Certification by Principal Executive Officer of the Trust Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (1)

32.2*	Certification by Principal Financial Officer of the Trust Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (1)

101.INS	XBRL Instance Document (1)

101.SCH	XBRL Taxonomy Extension Schema (1)

101.CAL	XBRL Taxonomy Extension Calculation Linkbase (1)

101.DEF	XBRL Taxonomy Extension Definition Linkbase (1)

101.LAB	XBRL Taxonomy Extension Label Linkbase (1)

101.PRE	XBRL Taxonomy Extension Presentation Linkbase (1)

Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL

104.1	tags are embedded within the inline XBRL document.

(1)	Filed herewith.
*

These certifications are furnished to the SEC pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROSHARES TRUST II

/s/ Todd Johnson
By: Todd Johnson Principal Executive Officer Date: May 8, 2024

/s/ Edward J. Karpowicz
By: Edward J. Karpowicz Principal Financial and Accounting Officer Date: May 8, 2024